Document And Entity Information	9 Months Ended
Sep. 30, 2011
Document And Entity Information [Abstract]
Document Type	S-4
Amendment Flag	false
Document Period End Date	Sep 30, 2011
Entity Registrant Name	INTELSAT S.A.
Entity Central Index Key	0001156871
Entity Filer Category	Non-accelerated Filer

Condensed Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
ASSETS
Cash and cash equivalents	$ 295,421	$ 692,930	$ 477,571
Receivables, net of allowance	293,940	250,351	294,539
Deferred income taxes	23,180	24,090	50,643
Prepaid expenses and other current assets	53,278	31,817	33,561
Total current assets	665,819	999,188	856,314
Satellites and other property and equipment, net	6,179,780	5,997,283	5,781,955
Goodwill	6,780,827	6,780,827	6,780,827
Non-amortizable intangible assets	2,458,100	2,458,100	2,458,100
Amortizable intangible assets, net	769,230	848,318	978,599
Other assets	429,797	508,651	487,140
Total assets	17,283,553	17,592,367	17,342,935
LIABILITIES AND SHAREHOLDER'S DEFICIT
Accounts payable and accrued liabilities	87,680	140,984	157,519
Taxes payable		2,342
Employee related liabilities	37,346	35,217	48,882
Accrued interest payable	336,259	403,446	369,376
Current portion of long-term debt	57,420	94,723	97,689
Deferred satellite performance incentives	17,513	16,693	18,683
Deferred revenue	71,115	79,845	53,671
Other current liabilities	64,521	67,584	68,823
Total current liabilities	671,854	840,834	814,643
Long-term debt, net of current portion	15,941,763	15,821,902	15,223,010
Deferred satellite performance incentives, net of current portion	121,287	132,884	128,774
Deferred revenue, net of current portion	687,999	407,103	254,636
Deferred income taxes	312,564	484,076	548,719
Accrued retirement benefits	239,740	257,455	239,873
Other long-term liabilities	361,218	326,531	335,159
Redeemable noncontrolling interest	1,985	18,621	8,884
Commitments and contingencies
Shareholder's deficit:
Ordinary shares, $1.00 par value, 100,000,000 shares authorized	5,000	5,000	5,000
Paid-in capital	1,568,198	1,548,380	1,520,616
Accumulated deficit	(2,605,222)	(2,175,814)	(1,667,998)
Accumulated other comprehensive loss	(73,565)	(76,507)	(68,381)
Total Intelsat S.A. shareholder's deficit	(1,105,589)	(698,941)	(210,763)
Noncontrolling interest	50,732	1,902
Total liabilities and shareholder's deficit	$ 17,283,553	$ 17,592,367	$ 17,342,935

Condensed Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Condensed Consolidated Balance Sheets [Abstract]
Receivables, allowance	$ 22,345	$ 21,748	$ 20,517
Ordinary shares, par value	$ 1	$ 1	$ 1
Ordinary shares, shares authorized	100,000,000	100,000,000	100,000,000
Ordinary shares, shares issued	5,000,000	5,000,000	5,000,000
Ordinary shares, shares outstanding	5,000,000	5,000,000	5,000,000

Condensed Consolidated Statements Of Operations (USD $) In Thousands, unless otherwise specified	9 Months Ended		1 Months Ended	11 Months Ended	12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Jan. 31, 2008 Predecessor Entity [Member]	Dec. 31, 2008 Successor Entity [Member]	Dec. 31, 2010 Successor Entity [Member]		Dec. 31, 2009 Successor Entity [Member]
Revenue	$ 1,935,515	$ 1,900,683	$ 190,261	$ 2,174,640	$ 2,544,652		$ 2,513,039
Operating expenses:
Direct costs of revenue (exclusive of depreciation and amortization)	316,749	302,620	25,683	337,466	413,400		401,826
Selling, general and administrative	157,516	144,589	18,485	182,957	220,207		259,944
Depreciation and amortization	583,196	596,989	64,157	795,663	798,817		804,037
Transaction costs			313,102	1,926
Impairment of asset value		110,625		390,444	110,625		499,100
Losses on derivative financial instruments	24,163	90,592	11,431	155,305	89,509		2,681
Total operating expenses	1,081,624	1,245,415	432,858	1,863,761	1,632,558		1,967,588
Income (loss) from operations	853,891	655,268	(242,597)	310,879	912,094		545,451
Interest expense, net	992,084	1,035,018	80,275	1,295,458	1,379,019		1,362,823
Gain (loss) on early extinguishment of debt	(326,183)	(75,805)		576	(76,849)		4,697
Earnings (loss) from previously unconsolidated affiliates	(24,658)	377
Other income (expense), net	7,753	7,566	535	(11,957)	9,627		42,013
Loss before income taxes	(481,281)	(447,612)	(322,337)	(995,960)	(534,147)		(770,662)
Provision for (benefit from) income taxes	(48,931)	(54,919)	(10,476)	(109,561)	(26,378)		11,399
Net loss	(432,350)	(392,693)	(311,861)	(886,399)	(507,769)		(782,061)
Net loss attributable to noncontrolling interest	2,942	3,029		93	2,317		369
Net loss attributable to Intelsat S.A.	$ (429,408)	$ (389,664)	$ (311,861) [1]	$ (886,306) [1]	$ (505,452)	[1]	$ (781,692)	[1]

[1]	Excludes loss related to redeemable noncontrolling interest of $0.1 million, $0.4 million and $2.3 million for the successor period February 1, 2008 to December 31, 2008, and the years ended December 31, 2009 and 2010, respectively. See Note 4���Fair Value Measurements for further discussion of activity related to our redeemable noncontrolling interest.

Consolidated Statements Of Changes In Shareholder's Equity (Deficit) (USD $) In Thousands, except Share data, unless otherwise specified		Ordinary [Member] Successor Entity [Member]	Ordinary [Member] Predecessor Entity [Member]	Paid-in Capital [Member] Successor Entity [Member]	Paid-in Capital [Member] Predecessor Entity [Member]	Accumulated Deficit [Member] Successor Entity [Member]	Accumulated Deficit [Member] Predecessor Entity [Member]	Accumulated Other Comprehensive Income (Loss) [Member] Successor Entity [Member]	Accumulated Other Comprehensive Income (Loss) [Member] Predecessor Entity [Member]	Noncontrolling Interest [Member] Successor Entity [Member]	Total Comprehensive Loss [Member] Successor Entity [Member]	Total Comprehensive Loss [Member] Predecessor Entity [Member]	Successor Entity [Member]	Predecessor Entity [Member]	Total
Balance at Dec. 31, 2007			$ 12		$ 35,091		$ (763,561)		$ 6,074					$ (722,384)
Balance,shares at Dec. 31, 2007			12,000
Adjustment to apply SFAS No. 158, net of tax							(421)							(421)
Net loss	[1]						(311,861)					(311,861)		(311,861)
Liabilities assumed by parent and other contributed capital					196,414									196,414
Other comprehensive income (loss),net of tax									(293)			(293)		(293)
Total comprehensive loss												(312,154)
Acquisition Transactions					1,221,755		1,075,843		(5,781)					2,291,817
Balance at Jan. 31, 2008		12	12	1,453,260	231,505		(1,075,843)		5,781				1,453,272	(838,545)
Balance,shares at Jan. 31, 2008		12,000	12,000
Net loss	[1]					(886,306)					(886,306)		(886,306)
Liabilities assumed by parent and other contributed capital				7,746									7,746
Postretirement/pension liability adjustment, net of tax								(67,744)			(67,744)		(67,744)
Other comprehensive income (loss),net of tax								(2,621)			(2,621)		(2,621)
Total comprehensive loss											(956,671)
Balance at Dec. 31, 2008		12		1,461,006		(886,306)		(70,365)					504,347
Balance,shares at Dec. 31, 2008		12,000
Net loss	[1]					(781,692)					(781,692)		(781,692)
Liabilities assumed by parent and other contributed capital				56,965									56,965
Mark to market valuation adjustment for redeemable noncontrolling interest				(4,367)									(4,367)
Postretirement/pension liability adjustment, net of tax								(250)			(250)		(250)
Other comprehensive income (loss),net of tax								2,234			2,234		2,234
Total comprehensive loss											(779,708)
Change of Domicile:
Recapitalization of common shares		4,988											4,988
Recapitalization of common shares,shares		4,988,000
Contribution surplus				7,012									7,012
Balance at Dec. 31, 2009		5,000		1,520,616		(1,667,998)		(68,381)					(210,763)
Balance,shares at Dec. 31, 2009		5,000,000
Net loss	[1]					(505,452)				(19)	(505,471)		(505,452)
Liabilities assumed by parent and other contributed capital				38,672									38,672
Consolidation of WP Com	[2]					(2,364)		1,846		1,921			(518)
Mark to market valuation adjustment for redeemable noncontrolling interest				(10,908)									(10,908)
Postretirement/pension liability adjustment, net of tax								(9,579)			(9,579)		(9,579)
Other comprehensive income (loss),net of tax								(393)			(393)		(393)
Total comprehensive loss											(515,443)
Balance at Dec. 31, 2010		$ 5,000		$ 1,548,380		$ (2,175,814)		$ (76,507)		$ 1,902			$ (698,941)
Balance,shares at Dec. 31, 2010		5,000,000

[1]	Excludes loss related to redeemable noncontrolling interest of $0.1 million, $0.4 million and $2.3 million for the successor period February 1, 2008 to December 31, 2008, and the years ended December 31, 2009 and 2010, respectively. See Note 4���Fair Value Measurements for further discussion of activity related to our redeemable noncontrolling interest.
[2]	See Note 9���Investments for further discussion of the consolidation of WP Com.

Consolidated Statements Of Changes In Shareholder's Equity (Deficit) (Parenthetical) (USD $) In Millions, unless otherwise specified	1 Months Ended	11 Months Ended	12 Months Ended
	Jan. 31, 2008	Dec. 31, 2008	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements Of Changes In Shareholder's Equity (Deficit) [Abstract]
Adjustment to apply SFAS No. 158, tax	$ 0.2
Postretirement/pension liability adjustment, tax		39.2	6.2	0.3
Other comprehensive income, tax			$ 0.3	$ (0.5)

Condensed Consolidated Statements Of Cash Flows (USD $) In Thousands, unless otherwise specified	9 Months Ended		1 Months Ended	11 Months Ended	12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Jan. 31, 2008 Predecessor Entity [Member]	Dec. 31, 2008 Successor Entity [Member]	Dec. 31, 2010 Successor Entity [Member]	Dec. 31, 2009 Successor Entity [Member]
Cash flows from operating activities:
Net loss	$ (432,350)	$ (392,693)	$ (311,861)	$ (886,399)	$ (507,769)	$ (782,061)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	583,196	596,989	64,157	795,663	798,817	804,037
Impairment of asset value		110,625		390,444	110,625	499,100
Provision for doubtful accounts	5,315	4,120	3,922	(9,137)	7,839	3,387
Foreign currency transaction (gain) loss	(2,905)	(1,419)	(137)	6,241	(1,057)	(7,798)
Loss on disposal of assets	829	343		588	354	2,709
Share-based compensation expense	3,956	(4,645)	196,414	3,150	20,673	56,965
Deferred income taxes	(53,026)	(49,656)	(16,668)	(146,758)	(45,223)	(43,258)
Amortization of discount, premium, issuance costs and other non-cash items	49,238	72,584	6,494	195,714	97,174	125,337
Interest paid-in-kind	23,130	203,715		210,481	244,859	298,030
(Gain) loss on early extinguishment of debt	326,183	73,247		(592)	73,988	(5,180)
Share in (gain) loss of unconsolidated affiliates				17,127	(503)	(517)
(Earnings) loss from previously unconsolidated affiliates	24,658	(377)
Gain on sale of investment		(1,261)			(1,261)	(27,333)
Unrealized (gains) losses on derivative financial instruments	(35,179)	43,257	11,748	130,564	22,225	(83,953)
Other non-cash items	5,178	2,602	108	5,954	3,469	547
Changes in operating assets and liabilities:
Receivables	(36,694)	11,477	358	16,080	34,846	5,008
Prepaid expenses and other assets	(19,809)	(61,397)	(25,270)	(47,741)	(36,827)	20,071
Accounts payable and accrued liabilities	(13,481)	(36,788)	70,704	139,519	60,337	(53,107)
Deferred revenue	267,845	89,984	14,342	32,718	171,954	63,914
Accrued retirement benefits	(17,715)	(2,995)	78	1,802	(1,437)	4,860
Other long-term liabilities	(5,149)	(36,692)	5,230	20,725	(34,865)	(7,102)
Net cash provided by operating activities	673,220	621,020	19,619	876,143	1,018,218	873,656
Cash flows from investing activities:
Payments for satellites and other property and equipment (including capitalized interest)	(615,113)	(683,349)	(24,701)	(397,759)	(982,127)	(943,133)
Proceeds from sale of other property and equipment						686
Proceeds from sale of investment		28,594			28,594
Capital contributions to unconsolidated affiliates	(12,209)	(12,209)		(27,280)	(12,209)	(12,210)
Other investing activities	6,710	9,585		15,142	11,128	7,562
Net cash used in investing activities	(620,612)	(657,379)	(24,701)	(409,897)	(954,614)	(947,095)
Cash flows from financing activities:
Repayments of long-term debt	(6,323,019)	(745,589)	(168,847)	(6,280,165)	(801,785)	(823,309)
Repayment of revolving credit facility				(241,221)
Loan proceeds received (repaid) from/to Intelsat Holdings				34,000		(34,000)
Proceeds from issuance of long-term debt	6,119,425	1,023,465		5,012,783	1,025,565	961,917
Proceeds from revolving credit facility			150,000	241,221
Debt issuance costs	(69,339)	(32,063)		(119,633)	(32,376)	(17,522)
Capital contribution from parent		18,000			18,000	12,000
Repayments of funding of capital expenditures by customer				(30,862)
Payment of premium on early retirement of debt	(171,047)	(44,118)		(88,104)	(44,613)
Noncontrolling interest in New Dawn	1,734	1,035			1,128	377
Principal payments on deferred satellite performance incentives	(10,776)	(11,946)	(1,333)	(23,302)	(15,030)	(24,603)
Principal payments on capital lease obligations		(191)	(2,124)	(9,148)	(191)	(1,859)
Net cash provided by (used in) financing activities	(453,022)	208,593	(22,304)	(1,504,431)	150,698	73,001
Effect of exchange rate changes on cash and cash equivalents	2,905	1,419	137	(6,241)	1,057	7,798
Net change in cash and cash equivalents	(397,509)	173,653	(27,249)	(1,044,426)	215,359	7,360
Cash and cash equivalents, beginning of period	692,930	477,571	426,569	1,514,637	477,571	470,211
Cash and cash equivalents, end of period	295,421	651,224	399,320	470,211	692,930	477,571
Supplemental cash flow information:
Interest paid, net of amounts capitalized	921,812	767,790	119,399	712,284	954,111	978,515
Income taxes paid, net of refunds	19,454	31,997	4,028	44,687	33,023	52,070
Supplemental disclosure of non-cash investing activities:
Capitalization of deferred satellite performance incentives				21,175	18,720	16,705
Accrued capital expenditures	$ 34,181	$ 122,661	$ 13,363	$ 32,017	$ 71,219	$ 78,151

Background Of Company	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Background Of Company [Abstract]
Background Of Company

Note 1    General

Basis of Presentation

The accompanying condensed consolidated financial statements of Intelsat S.A. and its subsidiaries ("Intelsat," "we," "us" or "our") have not been audited, but are prepared in accordance with United States generally accepted accounting principles ("U.S. GAAP") for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete financial statements. References to U.S. GAAP issued by the Financial Accounting Standards Board ("FASB") in these footnotes are to the FASB Accounting Standards Codification ("ASC" or the "Codification"). The unaudited condensed consolidated financial statements include all adjustments (consisting only of normal and recurring adjustments) that are, in the opinion of management, necessary for a fair presentation of these financial statements. The results of operations for the periods presented are not necessarily indicative of operating results for the full year. The condensed consolidated balance sheet as of December 31, 2010 has been derived from the audited consolidated financial statements at that date but does not include all of the information and footnotes required by U.S. GAAP for complete financial statements. These unaudited condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and notes thereto included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 on file with the Securities and Exchange Commission.

Use of Estimates

The preparation of these condensed consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in these condensed consolidated financial statements and accompanying notes. Examples of estimates include the allowance for doubtful accounts, pension and postretirement benefits, the fair value of our derivative instruments, the fair value of the redeemable noncontrolling interest, the fair value of share-based and other compensation awards, income taxes, useful lives of satellites, intangible assets and other property and equipment, the recoverability of goodwill and the fair value of non-amortizable intangible assets. Changes in such estimates may affect amounts reported in future periods.

Recently Adopted Accounting Pronouncements

In January 2010, the FASB issued ASU 2010-06, Improving Disclosures about Fair Value Measurements ("ASU 2010-06"). Certain provisions of ASU 2010-06 are effective for fiscal years beginning after December 15, 2010 and we adopted these provisions in the first quarter of 2011. These provisions of ASU 2010-06 amended FASB ASC Topic 820, Fair Value Measurements and Disclosures ("FASB ASC 820"), by requiring us to present as separate line items all purchases, sales, issuances, and settlements of financial instruments valued using significant unobservable inputs (Level 3) in the reconciliation for fair value measurements, whereas previously these were presented in aggregate as one line item. Although this may change the appearance of our reconciliation, this did not have a material impact on our financial statements or disclosures.

Note 1    Background of Company

Intelsat S.A. ("Intelsat," "we," "us" or "our") provides satellite communications services worldwide through a global communications network of 54 satellites in orbit as of December 31, 2010 and ground facilities related to satellite operations and control, and teleport services.

The International Telecommunications Satellite Organization "INTELSAT" (the "IGO") was established on an interim basis in 1964. The IGO was formally established on February 12, 1973 in accordance with the provisions of an intergovernmental agreement (the "INTELSAT Agreement") and an operating agreement (the "Operating Agreement"). The parties to the INTELSAT Agreement were the IGO's 148 member countries. Substantially all of the IGO's assets, liabilities, rights, obligations and operations were transferred to Intelsat, Ltd. and its wholly-owned subsidiaries on July 18, 2001 in a transaction referred to as the privatization. The IGO's shareholders received shares in Intelsat, Ltd., a company originally organized under the laws of Bermuda, in proportion to their ownership in the IGO on the privatization date and became holders of 100% of the outstanding ordinary shares of Intelsat.

On January 28, 2005, Intelsat, Ltd. was acquired by Intelsat Holdings, Ltd. ("Intelsat Holdings"), formerly known as Zeus Holdings, Limited, a Bermuda company formed at the direction of funds advised by or associated with Apax Partners Worldwide LLP and Apax Partners, L.P., Apollo Management V, L.P., MDP Global Investors, Limited and Permira Advisers LLC.

On July 3, 2006, Intelsat (Bermuda), Ltd. ("Intelsat Bermuda"), a wholly-owned indirect subsidiary of Intelsat Holdings, completed the acquisition of PanAmSat Holding Corporation ("PanAmSat Holdco") pursuant to a merger agreement dated as of August 28, 2005, by and among Intelsat Bermuda, Proton Acquisition Corporation ("Merger Sub"), a wholly-owned subsidiary of Intelsat Bermuda, and PanAmSat Holdco (the "Merger Agreement"). Pursuant to the Merger Agreement, Merger Sub merged with and into PanAmSat Holdco, with PanAmSat Holdco surviving the merger (the "Merger Transaction"). Upon completion of the Merger Transaction, PanAmSat Holdco's equity holders ceased to hold shares or other equity interests in PanAmSat Holdco. On July 3, 2006, following the completion of the acquisition, PanAmSat Holdco was renamed "Intelsat Holding Corporation" and PanAmSat Corporation was renamed "Intelsat Corporation" ("Intelsat Corp"). Upon completion of the PanAmSat Acquisition Transactions (as defined below), PanAmSat Holdco became a wholly-owned subsidiary of Intelsat Bermuda.

In connection with, and in order to effect, the transactions contemplated by the Merger Agreement and the related financing, Intelsat Bermuda created a new direct wholly-owned subsidiary, Intelsat Intermediate Holding Company, Ltd. ("Intermediate Holdco"). Intelsat Bermuda transferred substantially all of its assets (other than cash, certain prepaid expenses and the capital stock of Merger Sub) and liabilities to Intermediate Holdco. In addition, on July 3, 2006, we incurred approximately $3.5 billion of additional debt and assumed $3.2 billion of outstanding debt to finance the Merger Transaction. Also, on July 3, 2006, Intelsat Subsidiary Holding Company, Ltd. terminated its prior senior secured credit facilities and entered into new senior secured credit facilities under a credit agreement, to change certain of the terms thereunder. These transactions and the Merger Transaction are collectively referred to as the PanAmSat Acquisition Transactions.

On February 4, 2008, Serafina Acquisition Limited ("Serafina") completed its acquisition of 100% of the equity ownership of Intelsat Holdings for total cash consideration of approximately $5.0 billion, pursuant to a Share Purchase Agreement, dated as of June 19, 2007 (the "BC Share Purchase Agreement"), among Serafina, Intelsat Holdings, certain shareholders of Intelsat Holdings and Serafina Holdings Limited ("Serafina Holdings"), the direct parent of Serafina. This transaction is referred to as the New Sponsors Acquisition (see Note 3—New Sponsors Acquisition).

Although the effective date of the New Sponsors Acquisition was February 4, 2008, due to the immateriality of the results of operations for the period between February 1, 2008 and February 4, 2008, we have accounted for the New Sponsors Acquisition as if it had occurred on February 1, 2008, except for acquisition transactions costs which were recorded within the predecessor period of January 1, 2008 to January 31, 2008.

Our consolidated financial statements for the period January 1, 2008 to January 31, 2008 represent the "predecessor" entity. The period February 1, 2008 to December 31, 2008, the year ended December 31, 2009, and the year ended December 31, 2010 represent the "successor" entity. As a result of the application of purchase accounting, the consolidated financial statements of the predecessor entity are not comparable with the consolidated financial statements of the successor entity, because they are, in effect, those of a new entity.

On December 15, 2009, Intelsat, Ltd. and certain of its parent holding companies and subsidiaries migrated their jurisdiction of organization from Bermuda to Luxembourg (the "Migration"). As a result of the Migration, our headquarters are located in Luxembourg. Each company that migrated has continued its corporate and legal personality in Luxembourg. Subsequent to the Migration, Intelsat Global, Ltd. is known as Intelsat Global S.A. ("Intelsat Global"), Intelsat Global Subsidiary, Ltd. is known as Intelsat Global Subsidiary S.A., Intelsat Holdings, Ltd. is known as Intelsat Holdings S.A. ("Intelsat Holdings"), Intelsat, Ltd. is known as Intelsat S.A., Intelsat Bermuda is known as Intelsat (Luxembourg) S.A. ("Intelsat Luxembourg"), Intelsat Jackson Holdings, Ltd. is known as Intelsat Jackson Holdings S.A. ("Intelsat Jackson"), Intelsat Intermediate Holding Company, Ltd. is known as Intelsat Intermediate Holding Company S.A. ("Intermediate Holdco") and Intelsat Subsidiary Holding Company, Ltd. is known as Intelsat Subsidiary Holding Company S.A. ("Intelsat Sub Holdco").

Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Significant Accounting Policies [Abstract]
Significant Accounting Policies

Note 2    Significant Accounting Policies

(a)    Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Intelsat, its wholly-owned subsidiaries, variable interest entities ("VIE") of which we are the primary beneficiary and a joint venture with Convergence SPV, Ltd. ("Convergence Partners") named New Dawn Satellite Company Ltd. ("New Dawn"), of which we have a 74.9% interest. We are the primary beneficiary of two VIEs, as more fully described in Note 9—Investments, and accordingly, we include in our consolidated financial statements the assets and liabilities and results of operations of those entities, even though we may not own a majority voting interest. We use the equity method to account for our investments in entities where we exercise significant influence over operating and financial policies but do not control under the voting interest model (generally 20% to 50% ownership interest) or the variable interest model. All significant intercompany accounts and transactions have been eliminated.

(b)    Use of Estimates

The preparation of these consolidated financial statements in conformity with United States generally accepted accounting principles ("U.S. GAAP") requires management to make estimates and assumptions that affect the amounts reported in these consolidated financial statements and accompanying notes. Examples of estimates include the allowance for doubtful accounts, pension and postretirement benefits, the fair value of our derivative instruments, the fair value of the redeemable noncontrolling interest, the fair value of share-based and other compensation awards, income taxes, useful lives of satellites, intangible assets and other property and equipment, the recoverability of goodwill and the fair value of non-amortizable intangible assets. Changes in such estimates may affect amounts reported in future periods.

(c)    Revenue Recognition

We earn revenue primarily from satellite utilization charges and, to a lesser extent, from providing managed services to customers. We enter into contracts with customers to provide satellite transponders and transponder capacity and, in certain cases, earth stations and teleport facilities, for periods typically ranging from one year to the life of the satellite. Our revenue recognition policies by product or service offering are as follows:

Satellite Utilization Charge. We generally recognize revenues on a straight-line basis over the term of the related customer contract unless collectability is not reasonably assured. Revenues from occasional use services are recognized ratably as the services are performed. We have certain obligations, including providing spare or substitute capacity if available, in the event of satellite service failure under certain long-term agreements. Except for certain deposits that were refunded in 2008, we generally are not obligated to refund satellite utilization payments previously made.

Satellite Related Consulting and Technical Service. Revenues earned from the provision of consulting services by employee specialists are typically recognized on a monthly basis as those services are performed. Consulting services, which call for services with specific deliverables, such as Transfer Orbit Support Services or training programs, are typically recognized upon the completion of those services.

Tracking, Telemetry and Control ("TT&C"). We earn TT&C services revenue from providing operational services to other satellite owners and from certain customers on our satellites. The TT&C services are performed by our consulting/technical services group. TT&C agreements entered into in connection with our satellite utilization contracts are typically for the period of the related service agreement and are recognized ratably over the term of the service agreement. Fees for such services are either included in the customers' utilization charges or billed separately.

In-Orbit Backup Services and Equipment Sale. We provide back-up transponder capacity that is held on reserve for certain customers on agreed upon terms. We recognize revenues for in-orbit protection services ratably over the term of the related agreement. We also record revenue related to equipment sales, which represents equipment purchased, constructed or developed on behalf of the customers. We recognize revenue related to these equipment sales upon transfer to the customer of title to the equipment.

Revenue Share Arrangements. We recognize revenues under revenue share agreements for satellite-related services either on a gross or net basis in accordance the Principal Agent Considerations topic of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") (the "Codification") which provides guidance and clarifies when an entity should report revenue gross as a principal versus net as an agent, depending on the nature of the specific contractual relationship.

Construction Program Management. Construction program management arrangements that extend beyond one year are accounted for in accordance with the Construction-Type and Production-Type Contracts topic of the Codification. We generally record long-term, fixed price, development and production contracts utilizing the percentage of completion method as the basis to measure progress towards completion of the contract and for recognizing revenues. Progress towards contract completion is measured when achieving performance milestones or using the cost-to-cost method.

We may sell these products or services individually or in some combination to our customers. When these products and services are sold together, we account for the multiple elements under FASB ASC Topic 605-25, Revenue Recognition-Multiple Element Arrangements ("FASB ASC 605-25"). FASB ASC 605-25 provides guidance on accounting for arrangements that involve the delivery or performance of multiple products, services and/or rights to use assets.

Prior to fiscal year 2010, we recognized revenue for multiple-element arrangements using the relative fair value method, which required that all undelivered elements have vendor-specific objective evidence ("VSOE") or third-party evidence ("TPE") before an entity can recognize the portion of revenue that is attributable to items already delivered. In certain situations we deferred the revenue of all deliverables until the undelivered item had been provided because we were unable to demonstrate VSOE or TPE for the undelivered items, primarily capacity.

In October 2009, the FASB issued Accounting Standards Update ("ASU") 2009-13, Multiple-Deliverable Revenue Arrangements ("ASU 2009-13"), which amends FASB ASC 605-25. ASU 2009-13 eliminates the requirement that all undelivered elements must have VSOE or TPE before recognizing the portion of revenue that is attributable to items already delivered. In the absence of VSOE or TPE of the stand-alone selling price for one or more delivered or undelivered elements in the arrangement, entities are required to make a best estimate of the selling prices of those elements.

Effective January 1, 2010, we elected to early adopt ASU 2009-13 prospectively for revenue arrangements entered into or materially modified beginning in the first quarter of 2010. Under the revised guidance, we allocate revenue for transactions or collaborations that include multiple elements to each unit of accounting based on its relative selling price, and recognize revenue for each unit of accounting when the revenue recognition criteria have been met.

The arrangements with multiple elements are not common and are non-standard; therefore, they do not constitute a significant portion of the contracts entered into during a given year. The adoption of ASU 2009-13 did not have a material impact on our consolidated financial statements and is not expected to significantly impact future periods.

(d)    Fair Value Measurements

We estimate the fair value of our financial instruments using available market information and valuation methodologies. The carrying amounts of cash and cash equivalents, receivables, accounts payable and accrued liabilities approximate their fair values because of the short maturity of these financial instruments.

We apply FASB ASC Topic 820, Fair Value Measurements and Disclosure ("FASB ASC 820"), which defines fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. FASB ASC 820 requires disclosure of the extent to which fair value is used to measure financial assets and liabilities, the inputs utilized in calculating valuation measurements, and the effect of the measurement of significant unobservable inputs on earnings, or changes in net assets, as of the measurement date. FASB ASC 820 establishes a three-level valuation hierarchy based upon the transparency of inputs utilized in the measurement and valuation of financial assets or liabilities as of the measurement date. We apply fair value accounting for all financial assets and liabilities and non-financial assets and liabilities that are recognized or disclosed at fair value in the financial statements on a recurring basis.

We performed an evaluation of our financial assets and liabilities that met the criteria of the disclosure requirements and fair value framework of FASB ASC 820. As a result of that evaluation, we identified investments in marketable securities, interest rate financial derivative instruments, embedded derivative instruments and a redeemable noncontrolling interest as having met such criteria.

We account for our investments in marketable securities in accordance with FASB ASC Topic 320, Investments—Debt and Equity Securities. All investments have been classified as available-for-sale securities as of December 31, 2009 and 2010, and are included within other assets in the accompanying consolidated balance sheets. Available-for-sale securities are stated at fair value with any unrealized gains and losses included in accumulated other comprehensive income (loss) within shareholder's equity (deficit). Realized gains and losses and declines in fair value on available-for-sale securities that are determined to be other than temporary are included in other income (expense), net within our consolidated statements of operations. Interest and dividends on available-for-sale securities are included in interest expense, net and other income (expense), net, respectively, within the consolidated statements of operations. We determined that the valuation measurement inputs of these marketable securities represent unadjusted quoted prices in active markets and, accordingly, have classified such investments within Level 1 of the fair value hierarchy.

The fair value of our interest rate financial derivative instruments reflects the estimated amounts that we would pay or receive to terminate the agreement at the reporting date, taking into account current interest rates, the market expectation for future interest rates and current creditworthiness of both the counterparties and ourselves. Observable inputs utilized in the income approach valuation technique incorporate identical contractual notional amounts, fixed coupon rates, periodic terms for interest payments and contract maturity. Although we have determined that the majority of the inputs used to value our derivatives fall within Level 2 of the fair value hierarchy, the credit valuation adjustments, if any, associated with our derivatives utilize Level 3 inputs, such as the estimates of current credit spread, to evaluate the likelihood of default by us or our counterparties. We also considered the existence of offset provisions and other credit enhancements that serve to reduce the credit exposure associated with the asset or liability being fair valued. We have assessed the significance of the inputs of the credit valuation adjustments to the overall valuation of our derivative positions and have determined that the credit valuation adjustments are not significant to the overall valuation of our derivatives. As a result, we have determined that our derivative valuations in their entirety are classified in Level 2 of the fair value hierarchy.

We account for a contingent put option embedded within Intelsat Sub Holdco's 8 7/8% Senior Notes due 2015, Series B (the "2015 Senior Notes") under FASB ASC Topic 815, Derivatives and Hedging ("FASB ASC 815"), bifurcating the put option from the debt host instrument and classifying it as a derivative instrument. We estimated the fair value of the embedded derivative on the issuance date and subsequently revalue the derivative at the end of each reporting period, recognizing any change in fair value through earnings. We use a standard valuation technique whereby the critical assumptions and underlyings include the debt maturity date, issue price, coupon rate, change of control put price, and the estimated date of a change in control. We have identified the inputs used to calculate the fair value as Level 3 inputs and have concluded that the valuation in its entirety is classified in Level 3 of the fair value hierarchy.

In accordance with the guidance provided in FASB ASC Topic 480, Distinguishing Liabilities from Equity ("FASB ASC 480"), regarding the classification and measurement of redeemable securities, we mark to market the fair value of the noncontrolling interest in New Dawn, a majority owned subsidiary which is a joint venture investment with Convergence Partners, at each reporting period. Convergence Partners has at its option the ability to require Intelsat to buy its ownership interest at fair value subsequent to the operations of New Dawn's assets for a period defined in the New Dawn Project Agreement. We estimated the fair value of the put option using Level 3 inputs such as the discounted cash flows.

(e)    Cash and Cash Equivalents

Cash and cash equivalents consist of cash on hand and highly liquid investments with original maturities of three months or less and generally consist of time deposits with banks and money market funds. The carrying amount of these investments approximates market value.

(f)    Receivables and Concentration of Credit Risk

We provide satellite services and extend credit to numerous customers in the satellite communication, telecommunications and video markets. To the extent that the credit quality of customers deteriorates, we may have exposure to credit losses. Management monitors its exposure to credit losses and maintains allowances for anticipated losses. Management believes it has adequate customer collateral and reserves to cover its exposure.

Our allowance for doubtful accounts is determined through an evaluation of the aging of our accounts receivable, and considers such factors as the likelihood of collection based upon an evaluation of the customer's creditworthiness, the customer's payment history and other conditions or circumstances that may affect the likelihood of payment, such as political and economic conditions in the country in which the customer is located. When we have determined that the collection of payments for satellite utilization or managed services is not reasonably assured at the time the service is provided, we defer recognition of the revenue until such time as collection is believed to be reasonably assured or the payment is received. If our estimate of the likelihood of collection differs from actual results, we may experience lower revenue or an increase in our provision for doubtful accounts.

(g)    Satellites and Other Property and Equipment

Satellites and other property and equipment are stated at historical cost, or in the case of certain satellites acquired, the fair value at the date of acquisition, and consist primarily of the costs of satellite construction and launch, including launch insurance and insurance during the period of in-orbit testing, the net present value of performance incentives expected to be payable to the satellite manufacturers, costs directly associated with the monitoring and support of satellite construction, and interest costs incurred during the period of satellite construction.

Satellite construction and launch services are generally procured under long-term contracts that provide for payments over the contract periods. Satellite construction and launch services costs are capitalized to reflect progress toward completion. Capitalizing these costs typically coincides with contract milestone payment schedules. Performance incentives payable in future periods are dependent on the continued satisfactory performance of the satellites in service. Satellites and other property and equipment are depreciated on a straight-line basis over the following estimated useful lives:

Years
Buildings and improvements	10 - 40
Satellites and related costs	11 - 17
Ground segment equipment and software	4 - 15
Furniture and fixtures and computer hardware	4 - 12
Leasehold improvements	2 - 12

(h)    Other Assets

Other assets consist of investments in certain equity securities, unamortized debt issuance costs, long-term deposits, long-term receivables and other miscellaneous deferred charges and long-term assets. Debt issuance costs, which represent our costs incurred to secure debt financing, are amortized to interest expense using the effective interest method, over the life of the related indebtedness.

(i)    Business Combinations

Business combinations are accounted for whereby the identifiable assets acquired, the liabilities assumed and any noncontrolling interest in the acquiree at the acquisition date are recognized at their fair values as of that date. The excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date over the fair values of the identifiable net assets acquired is recognized as goodwill.

The assignment of fair values to net assets acquired involves estimates and judgments by us that may be adjusted during the measurement period. In arriving at the fair values of net assets acquired, we consider the following generally accepted valuation approaches: the cost approach, income approach, and market approach. Our estimates may also include assumptions about projected growth rates, cost of capital, effective tax rates, tax amortization periods, technology royalty rates and technology life cycles, the regulatory and legal environment, and industry and economic trends.

(j)    Goodwill and Other Intangible Assets

Goodwill. We account for goodwill and other intangible assets in accordance with the Intangibles—Goodwill and Other topic of the Codification. Goodwill represents the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date over the fair values of identifiable net assets of businesses acquired. Goodwill and certain other intangible assets deemed to have indefinite lives are not amortized but are tested on an annual basis for impairment during the fourth quarter, or whenever events or changes in circumstances indicate that the carrying amount may not be fully recoverable. The impairment test compares the reporting unit's carrying value to its fair value and, when appropriate, the carrying value of goodwill is reduced to fair value. See Note 10—Goodwill and Other Intangible Assets.

Other Intangible Assets. Intangible assets arising from business combinations are initially recorded at fair value. Other intangible assets not arising from business combinations are initially recorded at cost. Intangible assets with determinable lives consist of backlog, customer relationships, and technologies and are amortized based on the expected pattern of consumption. We review these intangible assets for impairment whenever facts and circumstances indicate that the carrying amounts may not be recoverable. See Note 10—Goodwill and Other Intangible Assets.

(k)    Impairment of Long-Lived Assets

Long-lived assets, including property and equipment and acquired intangible assets with estimable useful lives, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. These indicators of impairment can include, but are not limited to, the following:

•	satellite anomalies, such as a partial or full loss of power;

•	under-performance of an asset as compared to expectations; and

•	shortened useful lives due to changes in the way an asset is used or expected to be used.

The recoverability of an asset to be held and used is determined by comparison of the carrying amount to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of the asset exceeds its estimated undiscounted future cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds its fair value, determined by either a quoted market price, if any, or a value determined by utilizing a discounted cash flow technique. Additionally, when assets are expected to be used in future periods, a shortened depreciable life may be utilized if appropriate, resulting in accelerated depreciation.

(l)    Income Taxes

We account for income taxes in accordance with the Income Taxes topic of the Codification ("FASB ASC 740"). We are subject to income taxes in the United States as well as a number of foreign jurisdictions. Significant judgment is required in the calculation of our tax provision and the resultant tax liabilities and in the recoverability of our deferred tax assets that arise from temporary differences between the tax and financial statement recognition of revenue and expense and net operating loss and credit carryforwards.

As part of our financial process, we must assess the likelihood that our deferred tax assets can be recovered. A valuation allowance is required when it is more likely than not that all, or a portion, of the deferred tax asset will not be realized. We evaluate the recoverability of our deferred tax assets based in part on the existence of deferred tax liabilities that can be used to realize the deferred tax assets.

During the ordinary course of business, there are transactions and calculations for which the ultimate tax determination is uncertain. We evaluate our tax positions to determine if it is more likely than not that a tax position is sustainable, based solely on its technical merits and presuming the taxing authorities' full knowledge of the position and having access to all relevant facts and information. When a tax position does not meet the more likely than not standard, a liability is recorded for the entire amount of the unrecognized tax benefit. Additionally, for those tax positions that are determined more likely than not to be sustainable, we measure the tax position at the largest amount of benefit more likely than not (determined by cumulative probability) to be realized upon settlement with the taxing authority.

(m)    Currency and Exchange Rates

Substantially all customer contracts, capital expenditure contracts and operating expense obligations are denominated in U.S. dollars. Consequently, we do not believe that we are exposed to material currency exchange risk.

(n)    Comprehensive Income

Comprehensive income consists of net income and other gains and losses affecting shareholder's equity that, under U.S. GAAP, are excluded from net income. For us, such items consist primarily of the change in the market value of available-for-sale securities and minimum pension liability adjustments.

(o)    Share-Based Compensation

Compensation cost is recognized based on the requirements of Topic 718, Compensation – Stock Compensation, for all share-based awards granted.

(p)    Deferred Satellite Performance Incentives

The cost of satellite construction includes an element of deferred consideration to satellite manufacturers referred to as satellite performance incentives. We are contractually obligated to make these payments over the lives of the satellites, provided the satellites continue to operate in accordance with contractual specifications. Historically, the satellite manufacturers have earned substantially all of these payments. Therefore, we account for these payments as deferred financing. We capitalize the present value of these payments as part of the cost of the satellites and record a corresponding liability to the satellite manufacturers. Interest expense is recognized on the deferred financing and the liability is accreted upward based on the passage of time and reduced as the payments are made.

(q)    Reclassifications

Certain reclassifications have been made to the prior years' financial statements to conform to the current year presentation. The reclassifications had no effect on previously reported results of operations, cash flows or retained earnings.

(r)    New Accounting Pronouncements

In January 2010, the FASB issued ASU 2010-06, Improving Disclosures about Fair Value Measurements ("ASU 2010-06"). We adopted certain provisions of ASU 2010-06 in the first quarter of 2010. These provisions of ASU 2010-06 amended FASB ASC 820, Fair Value Measurements and Disclosures, by requiring additional disclosures for transfers in and out of Level 1 and Level 2 fair value measurements, as well as requiring fair value measurement disclosures for each "class" of assets and liabilities. The adoption did not have a material impact on our consolidated financial statements or our disclosures, as we did not have any transfers between Level 1 and Level 2 fair value measurements and did not have material classes of assets and liabilities that required additional disclosure during 2010.

Certain provisions of ASU 2010-06 are effective for fiscal years beginning after December 15, 2010, which for us will be our 2011 first quarter. These provisions of ASU 2010-06, which amended FASB ASC 820, will require us to present as separate line items all purchases, sales, issuances, and settlements of financial instruments valued using significant unobservable inputs (Level 3) in the reconciliation for fair value measurements, whereas currently these are presented in aggregate as one line item. Although this may change the appearance of our reconciliation, we do not believe the adoption will have a material impact on our financial statements or disclosures.

In December 2010, the FASB issued ASU 2010-29, Disclosures of Supplementary Pro Forma Information for Business Combinations ("ASU 2010-29"), which intends to address diversity in practice about the interpretation of the pro forma revenue and earnings disclosure requirements for business combinations. ASU 2010-29 specifies that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior year reporting period. ASU 2010-29 is effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual period beginning on or after December 15, 2010. The Company plans to adopt ASU 2010-29 for fiscal year 2011 and we do not believe the adoption will have a material impact our consolidated financial statements.

New Sponsors Acquisition	12 Months Ended
Dec. 31, 2010
New Sponsors Acquisition [Abstract]
New Sponsors Acquisition

Note 3    New Sponsors Acquisition

On February 4, 2008, Serafina completed its acquisition of 100% of the equity ownership of Intelsat Holdings for total cash consideration of approximately $5.0 billion, pursuant to the BC Share Purchase Agreement. The former shareholders of Intelsat Holdings (other than management) sold 100% of their equity interests in Intelsat Holdings. Upon closing, management contributed to Serafina Holdings the portion of their equity interests in Intelsat Holdings not purchased for cash by Serafina in exchange for equity interests in Serafina Holdings (which was renamed Intelsat Global, Ltd. on February 8, 2008).

In order to finance the New Sponsors Acquisition, Serafina borrowed $4.96 billion in aggregate principal amount of term loans under a $2.81 billion senior unsecured bridge loan credit agreement, dated as of February 4, 2008 (the "Senior Bridge Loan Credit Agreement") and a $2.15 billion senior unsecured payment-in-kind election bridge loan credit agreement, dated as of February 4, 2008 (the "PIK Election Bridge Loan Credit Agreement" and, together with the Senior Bridge Loan Credit Agreement, the "Bridge Loan Credit Agreements") (see Note 11—Long-Term Debt). Serafina Holdings was an entity formed by funds controlled by BC Partners Holdings Limited ("BC Partners") and certain other investors (collectively, the "BCEC Funds"). Subsequent to the execution of the BC Share Purchase Agreement, two investment funds controlled by Silver Lake Partners ("Silver Lake") and other equity investors joined the BCEC Funds as the equity sponsors of Serafina Holdings. The BCEC Funds, the Silver Lake funds and the other equity sponsors are referred to as the New Sponsors and the acquisition of Intelsat Holdings, our indirect parent, referred to as the New Sponsors Acquisition.

Immediately following the New Sponsors Acquisition, Intelsat Bermuda, our direct wholly-owned subsidiary, transferred certain of its assets (including all of its direct and indirect ownership interests in its subsidiaries) and certain of its liabilities and obligations to a newly formed direct wholly-owned subsidiary, Intelsat Jackson, pursuant to an assignment and assumption agreement (the "Intelsat Bermuda Transfer"). Following the Intelsat Bermuda Transfer, Intelsat Jackson became the owner of substantially all of Intelsat Bermuda's assets and the obligor with respect to substantially all of Intelsat Bermuda's liabilities and obligations, and Intelsat Bermuda no longer had any rights or obligations with respect to such assets and liabilities. Immediately after the consummation of the Intelsat Bermuda Transfer, Serafina assigned certain of its assets and liabilities to Intelsat Bermuda, including Serafina's rights and obligations under the Bridge Loan Credit Agreements and a Commitment Letter, dated as of June 19, 2007 among Serafina and certain banks related to the financing of the New Sponsors Acquisition, as amended by the Commitment Letter Amendment, dated as of February 7, 2008. In addition, our subsidiaries, Intelsat Sub Holdco and Intelsat Corp, entered into amendments to their existing credit agreements, and Intelsat Corp entered into a joinder agreement to its existing credit agreement, to facilitate the New Sponsors Acquisition. In connection with the New Sponsors Acquisition, on February 7, 2008, Intelsat Jackson redeemed, pursuant to their terms, all $260.0 million of its outstanding Floating Rate Senior Notes due 2013 and all $600.0 million of its outstanding Floating Rate Senior Notes due 2015, and on March 6, 2008, Intelsat, Ltd. redeemed, pursuant to their terms, all $400.0 million of its outstanding 5 1/4% Senior Notes due 2008. The New Sponsors Acquisition and the transactions described above are collectively referred to as the New Sponsors Acquisition Transactions.

Immediately upon the closing of the New Sponsors Acquisition, the Intelsat Bermuda and Intelsat Sub Holdco monitoring fee agreements with Apax Partners Worldwide LLP and Apax Partners, L.P., Apollo Management V, L.P., MDP Global Investors Limited, and Permira Advisers LLC (collectively, the "Former Sponsors") were terminated. Intelsat Bermuda entered into a new monitoring fee agreement (the "2008 MFA") with BC Partners and Silver Lake Management Company III, L.L.C. (together, the "2008 MFA parties"), pursuant to which the 2008 MFA parties provide certain monitoring, advisory and consulting services to Intelsat Bermuda.

The New Sponsors Acquisition was accounted for by Intelsat Holdings under the purchase method of accounting in accordance with FASB ASC Topic 805, Business Combinations. As a result, the purchase price was allocated to the assets acquired and liabilities assumed based on their estimated fair market values at the date of acquisition. In accordance with Topic 5J of the codified SEC Staff Accounting Bulletins, the purchase accounting adjustments have been "pushed down" and recorded in our consolidated financial statements, which resulted in a new basis of accounting for the "successor period" beginning after the consummation of the New Sponsors Acquisition. Determining fair values of the assets acquired and liabilities assumed required us to make significant estimates and assumptions. In order to develop estimates of fair values of the assets acquired and liabilities assumed, we considered the following generally accepted valuation approaches: the cost approach, the income approach and the market approach. Our estimates included assumptions about projected growth rates, cost of capital, effective tax rates, tax amortization periods, technology royalty rates and technology life cycles, the regulatory and legal environment, and industry and economic trends. While we believe that the estimates and assumptions underlying the valuation methodologies were reasonable, different assumptions could have resulted in different market values. The purchase price allocation was finalized during the period ended December 31, 2008.

In connection with the completion of the New Sponsors Acquisition Transactions, we recorded $313.1 million of transaction costs in our consolidated statements of operations during the predecessor period January 1, 2008 to January 31, 2008. These costs included $197.2 million of costs associated with the repurchase or cancellation of restricted shares and share-based compensation arrangements ("SCAs") of Intelsat Holdings, an advisory service fee of $60.0 million paid to the 2008 MFA parties, and $55.3 million in professional fees.

Fair Value Measurements	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Fair Value Measurements [Abstract]
Fair Value Measurements

Note 2    Fair Value Measurements

FASB ASC 820 defines fair value, establishes a market-based framework or hierarchy for measuring fair value and provides for certain required disclosures about fair value measurements. The guidance is applicable whenever another accounting pronouncement requires or permits assets and liabilities to be measured at fair value, but does not require any new fair value measurements.

The fair value hierarchy prioritizes the inputs used in valuation techniques into three levels as follows:

•	Level 1—unadjusted quoted prices for identical assets or liabilities in active markets;

•

Level 2—quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted market prices that are observable or that can be corroborated by observable market data by correlation; and

•	Level 3—unobservable inputs based upon the reporting entity's internally developed assumptions which market participants would use in pricing the asset or liability.

The following tables present assets and liabilities measured and recorded at fair value in our condensed consolidated balance sheets on a recurring basis and their level within the fair value hierarchy (in thousands), excluding long-term debt (see Note 8—Long-Term Debt):

		Fair Value Measurements at December 31, 2010
Description	As of December 31, 2010	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Marketable securities(1)	$5,949	$5,949	$—	$—

Total assets	$5,949	$5,949	$—	$—

Liabilities
Undesignated interest rate swaps	$147,815	$—	$147,815	$—
Embedded derivative	4,295	—	—	4,295
Redeemable noncontrolling interest	18,621	—	—	18,621

Total liabilities	$170,731	$—	$147,815	$22,916

		Fair Value Measurements at September 30, 2011
Description	As of September 30, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Marketable securities(1)	$5,179	$5,179	$—	$—

Total assets	$5,179	$5,179	$—	$—

Liabilities
Undesignated interest rate swaps	$115,369	$—	$115,369	$—
Redeemable noncontrolling interest	1,985	—	—	1,985

Total liabilities	$117,354	$—	$115,369	$1,985

(1)

The cost basis of our available-for-sale marketable securities was $6.3 million at December 31, 2010 and $5.9 million at September 30, 2011. We sold marketable securities with a cost basis of $0.4 million during the nine months ended September 30, 2011 and recorded a gain on the sale of $0.02 million, which was included within other income, net in our condensed consolidated statement of operations.

The following tables present the activity for those items measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as defined in FASB ASC 820 (in thousands):

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Redeemable Noncontrolling Interest(1)	Embedded Derivative		Total
Balance at December 31, 2009	$8,884	$14,600		$23,484
Contributions	1,128	—		1,128
Mark to market valuation adjustment	10,908	(10,305)		603
Net loss attributable to noncontrolling interest	(2,299)	—		(2,299)

Balance at December 31, 2010	$18,621	$4,295		$22,916

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Redeemable Noncontrolling Interest(1)	Embedded Derivative		Total
Balance at December 31, 2010	$18,621	$4,295		$22,916
Contributions	1,558	—		1,558
Mark to market valuation adjustment	(3,657)	(4,295	)(2)	(7,952)
Net loss attributable to noncontrolling interest	(82)	—		(82)

Balance at March 31, 2011	16,440	—		16,440

Mark to market valuation adjustment	(15,511)	—		(15,511)
Net loss attributable to noncontrolling interest	(929)	—		(929)

Balance at June 30, 2011	$—	$—		$—

Contributions	176	—		176
Mark to market valuation adjustment	3,306	—		3,306
Net loss attributable to noncontrolling interest	(1,497)	—		(1,497)

Balance at September 30, 2011	$1,985	$—		$1,985

(1)	In accordance with FASB ASC Topic 480, Distinguishing Liabilities from Equity ("FASB ASC 480"), regarding the classification and measurement of redeemable securities, we mark to market the fair value of the noncontrolling interest in our joint venture investment in New Dawn Satellite Company Ltd. ("New Dawn") (see Note 6— Investments—(c) New Dawn).
(2)

As of May 5, 2011, the Intelsat Sub Holdco 8 7/8% Senior Notes due 2015, Series B (the "2015 Intelsat Sub Holdco Notes, Series B') were redeemed, and the embedded derivative liability was derecognized. As a result, the fair value of the embedded derivative was reduced to $0 (see Note 9—Derivative Instruments and Hedging Activities).

Certain assets and liabilities are measured at fair value on a nonrecurring basis; that is, such items are not measured at fair value on an ongoing basis but are subject to fair value adjustments only in certain circumstances, such as if there is evidence of impairment.

The fair value measurement of our Galaxy 15 satellite as of September 30, 2010, in conjunction with its related anomaly, was considered by us to be within Level 3 of the fair value hierarchy, as the most significant inputs were derived utilizing our internally prepared budgets and forecast information, which we believe a market participant would use in pricing such an asset. The estimated fair value was determined based on a probability weighted discounted cash flow analysis and was discounted at an appropriate weighted average cost of capital. During the second quarter of 2010, this long-lived asset was written down to a fair value of $35.0 million from its carrying value of $139.1 million, and continues to be depreciated. In accordance with the FASB ASC Topic 360, Property, Plant and Equipment, regarding the impairment or disposal of long-lived assets, we recorded an impairment charge of $104.1 million, which was included in our condensed consolidated statements of operations for the nine months ended September 30, 2010 (see Note 5(b)—Satellites and Other Property and Equipment—Impairment of Asset Value).

Note 4    Fair Value Measurements

FASB ASC 820 defines fair value, establishes a market-based framework or hierarchy for measuring fair value and provides for certain required disclosures about fair value measurements. The guidance is applicable whenever another accounting pronouncement requires or permits assets and liabilities to be measured at fair value, but does not require any new fair value measurements.

The fair value hierarchy prioritizes the inputs used in valuation techniques into three levels as follows:

•	Level 1—unadjusted quoted prices for identical assets or liabilities in active markets;

•

Level 2—quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted market prices that are observable or that can be corroborated by observable market data by correlation; and

•	Level 3—unobservable inputs based upon the reporting entity's internally developed assumptions which market participants would use in pricing the asset or liability.

We did not have any transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

The following tables present assets and liabilities measured and recorded at fair value in our consolidated balance sheets on a recurring basis and their level within the fair value hierarchy (in thousands), excluding long-term debt (see Note 11—Long-Term Debt):

		Fair Value Measurements at December 31, 2009
Description	As of December 31, 2009	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Marketable securities(1)	$34,303	$34,303	$—	$—
Undesignated interest rate swaps	15,662	—	15,662	—

Total assets	$49,965	$34,303	$15,662	$—

Liabilities
Undesignated interest rate swaps	$115,512	$—	$115,512	$—
Embedded derivative	14,600	—	—	14,600
Redeemable noncontrolling interest(2)	8,884	—	—	8,884

Total liabilities	$138,996	$—	$115,512	$23,484

		Fair Value Measurements at December 31, 2010
Description	As of December 31, 2010	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Marketable securities(1)	$5,949	$5,949	$—	$—

Total assets	$5,949	$5,949	$—	$—

Liabilities
Undesignated interest rate swaps	$147,815	$—	$147,815	$—
Embedded derivative	4,295	—	—	4,295
Redeemable noncontrolling interest(2)	18,621	—	—	18,621

Total liabilities	$170,731	$—	$147,815	$22,916

(1)	The cost basis of our available-for-sale marketable securities was $34.0 million at December 31, 2009 and $6.3 million at December 31, 2010. We sold marketable securities with a cost basis of $27.8 million during the twelve months ended December 31, 2010 and recorded a gain on the sale of $1.4 million which was included within other income, net in our consolidated statement of operations.
(2)	Redeemable noncontrolling interest is classified as mezzanine equity in the accompanying consolidated balance sheets.

The following table presents the activity for those items measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as defined in FASB ASC 820 (in thousands):

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Redeemable Noncontrolling Interest(1)	Embedded Derivative	Total
Balance at December 31, 2008	$4,500	$—	$4,500
Purchases, issuances and settlements	—	36,040	36,040
Mark to market valuation adjustment	4,754	(21,440)	(16,686)
Net loss attributable to noncontrolling interest	(370)	—	(370)

Balance at December 31, 2009	8,884	14,600	23,484

Contributions	1,128	—	1,128
Mark to market valuation adjustment	10,908	(10,305)	603
Net loss attributable to noncontrolling interest	(2,299)	—	(2,299)

Balance at December 31, 2010	$18,621	$4,295	$22,916

(1)

In accordance with the FASB ASC 480, regarding the classification and measurement of redeemable securities, we mark to market the fair value of the noncontrolling interest in our joint venture investment in New Dawn, at each reporting period.

Certain assets and liabilities are measured at fair value on a nonrecurring basis; that is, such items are not measured at fair value on an ongoing basis but are subject to fair value adjustments only in certain circumstances, such as if there is evidence of impairment. The following table presents assets measured and recorded on a nonrecurring basis at fair value in our consolidated balance sheets and their level within the fair value hierarchy (in thousands):

	Carrying Value As of December 31, 2010	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)	Total Losses
Description
Long lived asset held and used	$33,333	$35,000	$104,100

The fair value measurement of this long-lived asset was considered by us to be within Level 3 of the fair value hierarchy as the most significant inputs were derived utilizing our internally prepared budgets and forecast information, which we believe a market participant would use in pricing such an asset. The estimated fair value was determined based on a probability weighted discounted cash flow analysis and was discounted at an appropriate weighted average cost of capital. During the second quarter of 2010, this long-lived asset was written down to a fair value of $35.0 million from its carrying value of $139.1 million, and continues to be depreciated. In accordance with the FASB ASC Topic 360, Property, Plant and Equipment, regarding the impairment or disposal of long-lived assets, we recorded an impairment charge of $104.1 million, which was included in our consolidated statements of operations for the year ended December 31, 2010 (see Note 8—Satellites and Other Property and Equipment).

Share-Based And Other Compensation Plans	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Share-Based And Other Compensation Plans [Abstract]
Share-Based And Other Compensation Plans

Note 3    Share-Based and Other Compensation Plans

On May 6, 2009, the board of directors of Intelsat Global adopted the amended and restated Intelsat Global, Ltd. 2008 Share Incentive Plan (the "2008 Share Plan"). The 2008 Share Plan provides for a variety of equity-based awards with respect to Class A common shares and Class B common shares of Intelsat Global, including non-qualified share options, incentive share options (within the meaning of Section 422 of the United States Internal Revenue Code), restricted share awards, restricted share unit awards, share appreciation rights, phantom share awards and performance-based awards.

Due to the expiration of certain repurchase features that are contained within the 2008 Share Plan, we have changed the classification of certain executive officers' awards from liability classified awards to equity classified awards during the first quarter of 2011. The change has been accounted for in a manner similar to that of a modification in accordance with FASB ASC Topic 718, Compensation—Stock Compensation, and did not have a material impact on our condensed consolidated balance sheet.

During the nine months ended September 30, 2011, Intelsat Global granted 14,400 Class A share options, and repurchased 4,917 vested Class A rollover options, 3,044 vested Class A restricted shares, 1,887 vested Class A share options and 12,873 vested Class B common shares. We recorded compensation expense of $4.0 million during the nine months ended September 30, 2011, and a credit to compensation expense of $4.6 million during the nine months ended September 30, 2010, related to our share-based awards.

Note 5    Share-Based and Other Compensation Plans

(a) 2005 Share Plan

(i) Restricted Shares

The board of directors of Intelsat Holdings adopted the Intelsat Holdings, Ltd. 2005 Share Incentive Plan (the "2005 Share Plan") with an effective date of January 28, 2005. Upon consummation of the New Sponsors Acquisition on February 4, 2008, all outstanding performance-based restricted shares and a portion of the time vesting shares under the 2005 Share Plan vested. Vested restricted shares were purchased by the New Sponsors at approximately $400 per share (the per share price specified in the BC Share Purchase Agreement). In connection with the vesting of these awards upon the consummation of the acquisition, we recorded compensation expense of $148.9 million in the predecessor period January 1, 2008 to January 31, 2008. In connection with the New Sponsors Acquisition, each unvested restricted share of Intelsat Holdings was exchanged for approximately four unvested restricted shares of Intelsat Global (see (b) 2008 Share Plan (i) Rollover Shares below). The total non-vested restricted shares as of February 1, 2008 were 73,425.

(ii) Share-Based Compensation Arrangements

During 2006 and 2007, Intelsat Holdings entered into share-based compensation arrangements ("SCAs") with selected employees of Intelsat Holdings and its direct and indirect subsidiaries under the 2005 Share Plan, which permitted such employees to purchase Intelsat Holdings common shares. In connection with the New Sponsors Acquisition, vesting in SCAs issued under the 2005 Share Plan doubled at consummation of the transaction if the awardee was still employed on February 4, 2008. The vested SCAs were cancelled in return for cash in an amount equal to the excess of approximately $400 (the per share price of the transaction) over the exercise price of each share covered. In connection with the vesting and cancellation of these awards, we recorded expense of $47.6 million in the predecessor period January 1, 2008 to January 31, 2008. The remaining unvested SCAs were rolled over into new SCAs of Intelsat Global with new repurchase features (see (b) 2008 Share Plan (ii) Rollover Options below).

(b) 2008 Share Plan

On May 6, 2009, the board of directors of Intelsat Global adopted the amended and restated Intelsat Global, Ltd. 2008 Share Incentive Plan (the "2008 Share Plan"). The 2008 Share Plan provides for a variety of equity-based awards with respect to Class A common shares (the "Class A Shares"), and Class B common shares (the "Class B Shares" and, together with the Class A Shares, the "Common Shares"), including non-qualified share options, incentive share options (within the meaning of Section 422 of the United States Internal Revenue Service Tax Code), restricted share awards, restricted share unit awards, share appreciation rights, phantom share awards and performance-based awards.

A total of 1,689,975 Common Shares may be issued under the 2008 Share Plan (the "Pool"); provided, however, that no more than 946,386 Class B Shares may be issued under the 2008 Share Plan. Class A Shares may be issued pursuant to any type of award; however, Class B Shares may only be issued pursuant to restricted share awards. Additionally, 438,827 Class A Shares shall be available for issuance pursuant to the vesting and/or exercise of certain options and restricted share awards previously granted pursuant to the 2005 Share Plan (the "Rollover Awards"). To the extent that any award, other than the Rollover Awards, terminates, expires, or lapses for any reason, or is settled in cash without delivery of shares (or, in the case of restricted shares, without vesting) to the participant, then any shares subject to the award may be used again for new grants under the 2008 Share Plan. All equity based awards are for shares in our indirect parent, Intelsat Global, and therefore the costs related to these equity-based awards are reflected as capital contributions in the form of liabilities assumed by the parent in the accompanying statements of shareholder's equity (deficit).

Because our equity is privately held, we are required to estimate the fair market value of equity at each reporting period in order to properly record stock compensation expense. We estimate the fair market value using a combination of income and market approaches.

(i) Rollover Shares

In connection with the adoption of the 2008 Share Plan, 293,926 Class A Shares previously granted pursuant to the 2005 Share Plan, of which 228,976 Class A Shares had been awarded to certain executive officers (the "Rollover Executive Officers") under employment agreements, became subject to new Class A restricted share agreements and the provisions of the 2008 Share Plan. These rollover shares continue to be classified as a liability of Intelsat Global due to certain repurchase features in the 2008 Share Plan and the new Class A restricted share agreements. Further, due to these repurchase features, the fair value equaled the fair value of the Class A shares at December 31, 2010 for the rollover shares held by the Rollover Executive Officers and the fair value equaled the fair value of the Class A shares at the date of grant, $100.00 per share, for rollover shares held by all other awardees. The rollover shares continued to vest in the same increments and on the same vesting dates as were applicable prior to the closing of the New Sponsors Acquisition.

During the successor period February 1, 2008 to December 31, 2008, the year ended December 31, 2009 and the year ended December 31, 2010 we recorded compensation expense of $0.1 million, $30.9 million and $10.4 million, respectively, related to the rollover shares.

A summary of the changes in Intelsat Global's rollover shares during the years ended December 31, 2009 and 2010 is set forth below:

	Rollover Executive Officers		All Other Awardees
	Shares	Fair Value	Shares	Fair Value
Rollover shares:
Non-vested rollover shares outstanding as of December 31, 2008	124,029	$0.54	34,990	$0.54
Rollover shares forfeited and purchased at par value	—	$48.74	(12,178)	$48.74
Vested	(114,488)	$48.74	(21,136)	$48.74

Total non-vested rollover shares at December 31, 2009	9,541	$122.06	1,676	$100.00
Vested	(9,541)	$122.06	(1,676)	$100.00

Total non-vested rollover shares at December 31, 2010	—	$161.84	—	$100.00

(ii) Rollover Options

In connection with the adoption of the 2008 Share Plan, the unvested SCAs of Intelsat Holdings that had been rolled over into SCAs of Intelsat Global became subject to new option agreements and the provisions of the 2008 Share Plan.

Holders of these options who terminate employment with Intelsat Global or its subsidiaries will forfeit any unvested options. Additionally, the option agreements have certain repurchase features which provide Intelsat Global, based on the reason for termination, with the right to repurchase any vested options, and any shares issued upon exercise of vested options, at a price equal to either the fair market value of the shares at resignation or $100.00 per share based on the reason for termination, less the applicable exercise price of $25.00 per share.

During the successor period February 1, 2008 to December 31, 2008, the year ended December 31, 2009 and the year ended December 31, 2010, we recognized $3.1 million, $12.1 million, and $0.3 million, respectively, as compensation expense related to the rollover options. We recorded compensation expense for these time vesting restricted options over the vesting period based on the intrinsic value at December 31, 2010, taking into consideration the repurchase features set forth in the underlying agreements. The intrinsic value of the rollover options at December 31, 2010 was $75.00 per share.

A summary of the changes in Intelsat Global's rollover options outstanding during the years ended December 31, 2009 and 2010 is set forth below:

	Number of Shares	Intrinsic Value
Rollover options outstanding as of December 31, 2008	170,102	$—
Forfeited	—	$—

Rollover options outstanding at December 31, 2009	170,102	$75.00
Cancelled and returned for cash	(2,094)	$—
Cancelled and returned for cash	(8,195)	$75.00
Cancelled and returned for cash	(12,566)	$97.06

Rollover options outstanding at December 31, 2010	147,247	$75.00

Rollover options exercisable at December 31, 2010	147,027	$75.00

(iii) Class B Share Grants

In connection with the adoption of the 2008 Share Plan, 900,249 Class B Shares were awarded to employees of Intelsat Global and its subsidiaries. These shares are subject to transfer, vesting and other restrictions set forth in the applicable Class B restricted share agreements, as described below.

Class B Share Grants to Certain Executive Officers

480,830 Class B Shares were issued to certain of our executive officers (the "Class B Executive Officers") as of May 6, 2009. Generally, five-sevenths of these Class B Shares are subject to time vesting, with 25% of the shares vested as of the date of grant and the remaining shares vesting in equal monthly installments of 1/45th per month commencing June 4, 2009 (the "Executive Officer Class B Time-Vesting Shares"). With respect to Class B Executive Officers with a date of hire after February 4, 2008, 10% of the Executive Officer Class B Time-Vesting Shares vest six months after the date of hire and the remaining shares vest in equal monthly installments of 1/54th per month thereafter. The remaining Class B Shares are subject to annual performance-based vesting upon the achievement of certain adjusted EBITDA and revenue goals for 2008 and 2009 (and 2010 for individuals hired after the first quarter of 2008), as defined in the applicable agreements, subject to catch-up vesting upon achievement of targets in later years (the "Executive Officer Class B Performance Shares"). The adjusted EBITDA and revenue targets for 2008, 2009 and 2010 were met.

In the event of a change in control, as defined in the 2008 Share Plan, the Executive Officer Class B Time-Vesting Shares become fully vested, and the Executive Officer Class B Performance Shares vest if certain principal shareholders of Intelsat Global, as defined in the applicable agreements (the "Principal Shareholders"), receive a three times multiple on their investment (four times if the change in control occurs after February 4, 2015).

Class B Share Grants to All Other Awardees

419,419 restricted Class B Shares were issued effective as of May 8, 2009 to certain other members of management and key employees of Intelsat Global and its subsidiaries. Generally, five-sevenths of these Class B Shares are subject to time vesting, with 10% of the shares generally vesting six months after the later of February 4, 2008 or the date of hire, and the remaining shares vesting in equal monthly installments of 1/54th per month thereafter (the "Management Class B Time-Vesting Shares"). The remaining Class B Shares are subject to annual performance-based vesting upon the achievement of certain adjusted EBITDA and revenue goals for 2008 and 2009 (and 2010 for individuals hired after the first quarter of 2008), as defined in the applicable agreements, subject to catch-up vesting upon achievement of targets in later years (the "Management Class B Performance Shares"). The adjusted EBITDA and revenue targets for 2008, 2009 and 2010 were met.

In the event of a change in control, as defined in the applicable agreement, the Management Class B Time-Vesting Shares become fully vested, and the Management Class B Performance Shares vest if the Principal Shareholders receive a three times multiple on their investment (four times if the change in control occurs after February 4, 2015).

Due to certain repurchase features in the 2008 Share Plan and the terms of the applicable restricted share agreements, all restricted Class B Share grants were classified as a liability of Intelsat Global. During the year ended December 31, 2009 and the year ended December 31, 2010, we recorded compensation expense of $13.5 million and $6.8 million, respectively, related to the restricted Class B shares. During the year ended December 31, 2010 we repurchased 22,289 Class B shares at liquidation value.

A summary of the changes in Intelsat Global's restricted Class B Shares during the year ended December 31, 2010 is set forth below:

	Class B Executive Officers		All Other Awardees
	Shares	Intrinsic Value	Shares	Intrinsic Value
Non-vested Class B Shares at January 1, 2009	—	$—	—	$—
Class B Shares granted on May 6, 2009	480,830	$10.73	419,419	$10.73
Vested	(177,333)	$10.73	(167,500)	$10.73

Total non-vested Class B Shares at December 31, 2009	303,497	$44.44	251,919	$10.73
Shares forfeited and purchased at par value	—	$—	(12,720)	$—
Vested	(137,380)	$—	(118,328)	$—

Total non-vested Class B Shares at December 31, 2010	166,117	$61.84	120,871	$—

(iv) Class A Share Option Grants and SCAs

In connection with the adoption of the 2008 Share Plan, 707,351 Intelsat Global Class A SCAs were awarded to employees of Intelsat Global and its subsidiaries under SCAs at an exercise price of $100 per share (the "New 2008 SCAs"), and 377,795 Class A Share options were awarded to certain of our executive officers under option agreements at an exercise price of $100 per share. These awards are subject to transfer, vesting and other restrictions set forth in the various agreements. During the year ended December 31, 2010, an additional 35,700 Intelsat Global Class A SCAs were awarded to employees at an exercise price of $122.06 per share.

Class A Share Option Grants to Certain Executive Officers

These options will vest with respect to 206,070 Class A Shares based upon the achievement of certain adjusted EBITDA and revenue goals for 2010, 2011 and 2012 (and 2013 for individuals hired after the first quarter of 2008), as defined in the applicable agreements, subject to catch-up vesting upon achievement of targets in later years or if the Principal Shareholders receive a three times multiple on their investment (four times if the change in control occurs after February 4, 2015) in connection with a change in control. The adjusted EBITDA and revenue targets for 2010 were met.

We calculated compensation expense for the Class A options based on the performance-based vesting criteria specified in the applicable agreements, including the meeting of certain of the goals as of December 31, 2010. Compensation expense was based on the intrinsic value at December 31, 2010 of $61.84 per share. During the year ended December 31, 2009 and December 31, 2010, we recorded compensation expense of $0.5 million and $3.2 million, respectively, related to these Class A options.

Class A SCAs for All Other Employees

Approximately 55% of the shares subject to the New 2008 SCAs will vest based upon the achievement of certain adjusted EBITDA and revenue goals for 2010, 2011 and 2012 (and 2013 for individuals hired after the first quarter of 2008), as defined in the applicable agreements, subject to catch-up vesting in certain circumstances, including upon achievement of targets in later years or if the Principal Shareholders receive a three times multiple on their investment (four times if the change in control occurs after February 4, 2015) in connection with a change in control, as defined. The adjusted EBITDA and revenue targets for 2010 were met. Approximately 45% of the shares subject to the New 2008 SCAs will vest upon the occurrence of a change in control or other realization event based upon a sliding scale of return on the Principal Shareholders' investment from 3.3 times to 4.1 times.

Any Class A Shares held by employees as a result of the exercise of the New 2008 SCAs can be repurchased at the lesser of fair market value and the exercise price in the event of voluntary termination by the employee and other defined circumstances. Since these repurchase features enable Intelsat Global to recover the shares without transferring any appreciation in value if the employee were to terminate voluntarily, the New 2008 SCAs were not deemed to be granted. No compensation expense has been recorded in connection with these awards.

Retirement Plans And Other Retiree Benefits	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Retirement Plans And Other Retiree Benefits [Abstract]
Retirement Plans And Other Retiree Benefits

Note 4    Retirement Plans and Other Retiree Benefits

(a) Pension and Other Postretirement Benefits

We maintain a noncontributory defined benefit retirement plan covering substantially all of our employees hired prior to July 19, 2001. The cost of providing benefits to eligible participants under the defined benefit retirement plan is calculated using the plan's benefit formulas, which take into account the participants' remuneration, dates of hire, years of eligible service, and certain actuarial assumptions. In addition, as part of the overall medical plan, we provide postretirement medical benefits to certain current retirees who meet the criteria under the medical plan for postretirement benefit eligibility.

The defined benefit retirement plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. We expect that our future contributions to the defined benefit retirement plan will be based on the minimum funding requirements of the Internal Revenue Code and on the plan's funded status. Any significant decline in the fair value of our defined benefit retirement plan assets or other adverse changes to the significant assumptions used to determine the plan's funded status would negatively impact its funded status and could result in increased funding in future periods. The impact on the funded status as of October 1, the plan's annual measurement date, is determined based upon market conditions in effect when we completed our annual valuation. During the nine months ended September 30, 2011, we made contributions to the defined benefit retirement plan of $21.7 million. We anticipate that we will make additional contributions of approximately $4.6 million to the defined benefit retirement plan during the remainder of 2011. We fund the postretirement medical benefits throughout the year based on benefits paid. We anticipate that our contributions to fund postretirement medical benefits in 2011 will be approximately $4.2 million.

Included in accumulated other comprehensive loss at September 30, 2011 is $114.6 million ($72.6 million, net of tax) that has not yet been recognized in net periodic pension cost, which includes the amortization of unrecognized prior service credits and unrecognized actuarial losses.

Net periodic pension benefit costs included the following components (in thousands):

	Nine Months Ended September 30, 2010	Nine Months Ended September 30, 2011
Service cost	$2,179	$2,326
Interest cost	15,661	15,044
Expected return on plan assets	(14,566)	(14,796)
Amortization of unrecognized prior service credit	(129)	(129)
Amortization of unrecognized net loss	2,731	5,146

Net periodic costs	$5,876	$7,591

Net periodic other postretirement benefit costs included the following components (in thousands):

	Nine Months Ended September 30, 2010	Nine Months Ended September 30, 2011
Service cost	$414	$339
Interest cost	3,696	3,802

Total costs	$4,110	$4,141

(b) Other Retirement Plans

We maintain two defined contribution retirement plans, qualified under the provisions of Section 401(k) of the Internal Revenue Code, for our employees in the United States. We recognized compensation expense for these plans of $4.6 million and $5.4 million during the nine months ended September 30, 2010 and 2011, respectively. We also maintain other defined contribution retirement plans in several non-U.S. jurisdictions, but such plans are not material to our financial position or results of operations.

Note 6    Retirement Plans and Other Retiree Benefits

(a) Pension and Other Postretirement Benefits

We maintain a noncontributory defined benefit retirement plan covering substantially all of our employees hired prior to July 19, 2001. The cost of providing benefits to eligible participants under the defined benefit retirement plan is calculated using the plan's benefit formulas, which take into account the participants' remuneration, dates of hire, years of eligible service, and certain actuarial assumptions. In addition, as part of the overall medical plan, we provide postretirement medical benefits to certain current retirees who meet the criteria under the medical plan for postretirement benefit eligibility.

The defined benefit retirement plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. We expect that our future contributions to the defined benefit retirement plan will be based on the minimum funding requirements of the Internal Revenue Code and on the plan's funded status. Recent market conditions have resulted in an unusually high degree of volatility and increased risks related to the short-term liquidity of certain investments held by our defined benefit retirement plan, which could impact the value of the plan assets after the date of these consolidated financial statements. Additionally, any significant decline in the fair value of our defined benefit retirement plan assets or other adverse changes to the significant assumptions used to determine the plan's funded status would negatively impact its funded status and could result in increased funding in future periods. The impact on the funded status as of October 1, the plan's annual measurement date, is determined based upon market conditions in effect when we completed our annual valuation. During the year ended December 31, 2010, we made a cash contribution to the defined benefit retirement plan of $7.3 million. We also made an additional non-cash contribution of approximately $2.3 million to the defined benefit retirement plan, whereby a credit was applied for this amount related to the defined benefit retirement plan's funding standard carryover balance. We anticipate that our contributions to the defined benefit retirement plan in 2011 will be approximately $26.3 million. We fund the postretirement medical benefits throughout the year based on benefits paid. We anticipate that our contributions to fund postretirement medical benefits in 2011 will be approximately $4.2 million.

The Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act of 2010 (the "Healthcare Reform Act"), was signed into law in March 2010. The Healthcare Reform Act codifies health care reforms with staggered effective dates from 2010 to 2018 with many provisions in the Healthcare Reform Act requiring the issuance of additional guidance from various governmental agencies. We assessed the future impact of several of the Healthcare Reform Act's provisions on our other postretirement benefit liability and determined that as of December 31, 2010, the impact to our consolidated balance sheets and consolidated statements of operations would be immaterial. Given the complexity of the Healthcare Reform Act, the extended time period over which the reforms will be implemented, and the unknown impact of future regulatory guidance, further financial impact to our other postretirement benefit liability and related future expense may occur.

Effective December 31, 2008, FASB ASC Topic 715, Compensation—Retirement Benefits ("FASB ASC 715") requires an employer to measure defined benefit plan assets and obligations as of the date of the employer's fiscal year-end. On January 1, 2008, we adopted the measurement date provision under the alternative transition method, utilizing a 15-month model for transition. Accordingly, we used our September 30, 2007 valuation to project 15 months of net periodic benefit cost and recognized three-fifteenths, or $0.4 million (net of tax), of such costs as an adjustment to accumulated deficit in January 2008.

Reconciliation of Funded Status and Accumulated Benefit Obligation. Expenses for our defined benefit retirement plan and for postretirement medical benefits that are provided under our medical plan are developed from actuarial valuations. The following summarizes the projected benefit obligations, plan assets and funded status of the defined benefit retirement plan, as well as the projected benefit obligations of the postretirement medical benefits provided under our medical plan (in thousands, except percentages):

	Year Ended December 31, 2009		Year Ended December 31, 2010
	Pension Benefits	Other Post- retirement Benefits	Pension Benefits	Other Post- retirement Benefits

Change in benefit obligation
Benefit obligation at beginning of period	$341,713	$78,295	$366,840	$84,849
Service cost	2,774	781	2,905	550
Interest cost	20,706	4,810	20,882	4,930
Employee contributions	—	451	—	430
Benefits paid	(20,345)	(4,017)	(18,791)	(4,410)
Plan amendments	—	—	—	—
Curtailment	(51)	—	—	—
Actuarial (gain) loss	22,043	4,529	18,810	9,963

Benefit obligation at end of period	$366,840	$84,849	$390,646	$96,312

Change in plan assets
Plan assets at beginning of period	$181,382	$—	$208,300	$—
Employer contributions	655	3,566	7,304	3,980
Employee contributions	—	451	—	430
Actual return on plan assets	46,608	—	28,953	—
Benefits paid	(20,345)	(4,017)	(18,791)	(4,410)

Plan assets at fair value at end of period	$208,300	$—	$225,766	$—

Accrued benefit costs and funded status of the plans	$(158,540)	$(84,849)	$(164,880)	$(96,312)

Accumulated benefit obligation	$355,904		$379,590

Weighted average assumptions used to determine accumulated benefit obligation and accrued benefit costs
Discount rate	5.88%	5.95%	5.30%	5.38%
Salary rate	3.25%	—	3.25%	—
Weighted average assumptions used to determine net periodic benefit costs
Discount rate	6.27%	6.30%	5.88%	5.95%
Expected rate of return on plan assets	8.0%	—	8.0%	—
Rate of compensation increase	3.75%	—	3.25%	—
Amounts in accumulated other comprehensive loss recognized in net periodic benefit cost
Actuarial (gain) loss, net of tax	$2,509	$(2,652)	$5,852	$5,911
Prior service credits, net of tax	(107)	—	(2,184)	—

Total	$2,402	$(2,652)	$3,668	$5,911

Amounts in accumulated other comprehensive loss not yet recognized in net periodic benefit cost
Actuarial (gain) loss, net of tax	$69,178	$(251)	$75,030	$7,609
Prior service credits, net of tax	(932)	—	(824)	—

Total	$68,246	$(251)	$74,206	$7,609

Amounts in accumulated other comprehensive loss expected to be recognized in net periodic benefit cost in the subsequent year
Actuarial loss	$(3,641)	$—	$(6,862)	$—
Prior service credits	172	—	172	—

Total	$(3,469)	$—	$(6,690)	$—

Yield curves matching our benefit obligations were derived from monthly bid-price bond data including corporate bonds and excluding bonds that are callable, make-whole, sinkable and putable as well as those for which the quoted yield-to-maturity is zero. Using this bond universe, regression analysis is used to identify the best-fitting regression curve that links yield-to-maturity providing match to data for both long and short maturities. The resulting regressed coupon yield curve is smoothly continuous along its entire length and represents an unbiased average of the observed market data and takes into account all information for both a single maturity and across all maturities.

Interest rates used in these valuations are key assumptions, including discount rates used in determining the present value of future benefit payments and expected return on plan assets, which are reviewed and updated on an annual basis. The discount rates reflect market rates for high-quality corporate bonds. We consider current market conditions, including changes in interest rates, in making assumptions. In establishing the expected return on assets assumption, we review the asset allocations considering plan maturity and develop return assumptions based on different asset classes. The return assumptions are established after reviewing historical returns of broader market indexes, as well as historical performance of the investments in the plan. Our pension plan assets are managed in accordance with an investment policy adopted by the pension committee, as discussed below.

Plan Assets. The investment policy of the Plan includes target allocation percentages of approximately 65% for investments in equity securities (49% U.S. equities and 16% non-U.S. equities) and 35% for investments in fixed income securities. There are restrictions on investment managers to prevent the concentration of investments in the securities of any one company or industry, the purchase of tax-exempt securities, direct investments in commodities and short sales and to impose other restrictions. Plan assets include investments in equity and bond funds, U.S. government securities funds and liquid reserve funds. The mutual funds in which the plans assets are invested are institutionally managed mutual funds with diversified exposures into multiple asset classes implemented with over 40 investment managers. The guidelines and objectives of the funds are congruent with the Intelsat investment policy statement.

The target and actual asset allocation of our pension plan assets was as follows:

	As of December 31, 2009		As of December 31, 2010
Asset Category	Target Allocation	Actual Allocation	Target Allocation	Actual Allocation
Equity securities	65%	67%	65%	67%
Debt securities	35%	33%	35%	33%

Total	100%	100%	100%	100%

The fair values of our pension plan assets by asset category are as follows (in thousands):

	Fair Value Measurements at December 31, 2009	Fair Value Measurements at December 31, 2010
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Quoted Prices in Active Markets for Identical Assets (Level 1)
Asset Category
Equity Securities
U.S. Large-Cap(1)	$90,280	$97,217
U.S. Small/Mid-Cap(2)	15,489	16,795
World Equity Ex-US(3)	33,606	36,339
Fixed Income Securities
Long Duration Bonds(4)	42,047	47,709
High Yield Bonds(5)	18,182	18,407
Emerging Market Fixed income (Non-US)(6)	8,345	8,968
Income earned but not yet received	351	331

Total	$208,300	$225,766

(1)	US large cap equity fund invests primarily in a portfolio of common stocks included in the S&P 500 Index, as well as other equity securities and derivative instruments whose value is derived from the performance of the S&P 500.
(2)	US small/mid cap equity fund invests primarily in a portfolio of common stocks included in the Russell 2500 Index.
(3)	World equity ex-US fund invests primarily in common stocks and other equity securities whose issuers comprise a broad range of capitalizations and are located outside of the U.S. The fund invests primarily in developed countries but may also invest in emerging markets.
(4)	Long duration bond fund seeks to duplicate the return characteristics of high quality corporate bonds with a duration range of 10-13 years. The fund's investment strategy is designed to aid corporate pension plans with asset and liability management in order to reduce funding status volatility caused by changes in interest rates.
(5)	High yield bond fund seeks to maximize return by investing primarily in a diversified portfolio of higher yielding, lower rated fixed income securities. The fund will invest primarily in securities rated below investment grade, including corporate bonds, convertible and preferred securities and zero coupon obligations.
(6)	Emerging markets debt fund seeks to maximize return investing in fixed income securities of emerging markets issuers. The fund will invest primarily in U.S. dollar denominated debt securities of government, government-related and corporate issuers in emerging market countries, as well as entities organized to restructure the outstanding debt of such issuers.

Net periodic pension benefit costs included the following components (in thousands):

	Predecessor Entity	Successor Entity
	Period January 1, 2008 to January 31, 2008	Period February 1, 2008 to December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2010
Service cost	$217	$2,277	$2,774	$2,905
Interest cost	1,621	18,569	20,706	20,882
Expected return on plan assets	(2,014)	(21,175)	(20,573)	(19,421)
Amortization of unrecognized prior service cost	(26)	—	(172)	(172)
Amortization of unrecognized net loss	18	—	—	3,641

Total benefit	(184)	(329)	2,735	7,835
Curtailment gain	—	—	(55)	—

Net periodic (benefits) costs after curtailment	$(184)	$(329)	$2,680	$7,835

We had accrued benefit costs at December 31, 2009 and 2010 of $158.5 million and $164.9 million, respectively, related to the pension benefits, of which $0.6 million was recorded within other current liabilities for both respective periods and $157.9 million and $164.3 million was recorded in other long-term liabilities, respectively. Additionally, we had accrued benefit costs at December 31, 2009 and 2010 related to the other postretirement benefits of $84.8 million and $96.3 million, respectively, of which $4.0 million and $4.2 was recorded in other current liabilities, respectively, and $80.8 million and $92.1 million was recorded in other long-term liabilities, respectively.

Net periodic other postretirement benefit costs included the following components (in thousands):

	Predecessor Entity	Successor Entity
	Period January 1, 2008 to January 31, 2008	Period February 1, 2008 to December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2010
Service cost	$83	$850	$781	$550
Interest cost	387	4,570	4,810	4,930
Amortization of unrecognized prior service cost	10	—	—	—
Amortization of unrecognized net gain	(24)	—	—	—

Total costs	$456	$5,420	$5,591	$5,480

Depending upon our actual future health care claims, our actual costs may vary significantly from those projected above. As of December 31, 2009 and December 31, 2010, the assumed health care cost trend rate was 9.0% and 8.5%, respectively. This rate is assumed to decrease gradually to 4.5% by the year 2030 and to remain at that level of annual increase thereafter. Increasing the assumed health care cost trend rate by 1% each year would increase the other postretirement benefits obligation as of December 31, 2010 by $10.3 million. Decreasing this trend rate by 1% each year would reduce the other postretirement benefits obligation as of December 31, 2010 by $8.8 million. A 1% increase or decrease in the assumed health care cost trend rate would have increased or decreased the net periodic other postretirement benefits cost for 2010 by $0.5 million.

The benefits expected to be paid in each of the next five years and in the aggregate for the five years thereafter are as follows (in thousands):

	Pension Benefits	Other Post-retirement Benefits
2011	$24,375	$4,430
2012	24,283	4,864
2013	24,002	5,272
2014	24,226	5,632
2015	24,966	6,073
2016 to 2020	135,415	36,138

Total	$257,267	$62,409

(b) Other Retirement Plans

We maintain two defined contribution retirement plans, qualified under the provisions of Section 401(k) of the Internal Revenue Code, for our employees in the United States. We recognized compensation expense for these plans of $0.5 million, $8.4 million, $9.0 million, and $5.1 million, for the predecessor period January 1, 2008 to January 31, 2008, the successor period February 1, 2008 to December 31, 2008 and the years ended December 31, 2009 and 2010, respectively. We also maintain other defined contribution retirement plans in several non-U.S. jurisdictions, but such plans are not material to our financial position or results of operations.

Receivables	12 Months Ended
Dec. 31, 2010
Receivables [Abstract]
Receivables

Note 7    Receivables

Receivables were comprised of the following (in thousands):

	As of December 31, 2009	As of December 31, 2010
Service charges:
Billed	$294,105	$252,483
Unbilled	10,918	9,037
Other	10,033	10,579
Allowance for doubtful accounts	(20,517)	(21,748)

Total	$294,539	$250,351

Unbilled service charges represent amounts earned and accrued as receivables from customers for services rendered prior to the end of the reporting period. Unbilled service charges are expected to be billed and collected within twelve months of the respective balance sheet date. Other receivables as of December 31, 2009 and 2010 include $3.3 million and $5.0 million, respectively, of receivables due from our indirect parent, Intelsat Global.

Satellites And Other Property And Equipment	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Satellites And Other Property And Equipment [Abstract]
Satellites And Other Property And Equipment

Note 5    Satellites and Other Property and Equipment

(a) Satellites and Other Property and Equipment, net

Satellites and other property and equipment, net were comprised of the following (in thousands):

	As of December 31, 2010	As of September 30, 2011
Satellites and launch vehicles	$7,145,919	$7,740,931
Information systems and ground segment	429,888	456,996
Buildings and other	282,633	279,457

Total cost	7,858,440	8,477,384
Less: accumulated depreciation	(1,861,157)	(2,297,604)

Total	$5,997,283	$6,179,780

Satellites and other property and equipment are stated at cost, with the exception of satellites that have been impaired. Satellites and other property and equipment acquired as part of an acquisition are based on their fair value at the date of acquisition.

Satellites and other property and equipment, net as of December 31, 2010 and September 30, 2011 included construction-in-progress of $1.6 billion. These amounts relate primarily to satellites under construction and related launch services. Interest costs of $69.8 million and $95.1 million were capitalized during the nine months ended September 30, 2010 and 2011, respectively.

We have entered into launch contracts for the launch of both specified and unspecified future satellites. Each of these launch contracts provides that such contract may be terminated at our option, subject to payment of a termination fee that increases in magnitude as the applicable launch date approaches. In addition, in the event of a failure of any launch, we may exercise our right to obtain a replacement launch within a specified period following our request for re-launch.

(b) Impairment of Asset Value

On February 1, 2010, our IS-4 satellite experienced an anomaly of its backup satellite control processor ("SCP"). The anomaly caused this satellite to be deemed unrecoverable, resulting in a net non-cash impairment charge in February 2010 of $6.5 million to write off the remaining carrying value of the satellite, which was not insured, and the related deferred performance incentive obligations. Launched in 1995, IS-4 was expected to reach its end of service life later in 2010. IS-4 had previously experienced the failure of its primary SCP and was operating on its backup SCP.

On April 5, 2010, our Galaxy 15 satellite experienced an anomaly resulting in our inability to command the satellite. We transitioned all media traffic on this satellite to our Galaxy 12 satellite, which was our designated in-orbit spare satellite for the North America region. Galaxy 15 is a Star-2 satellite manufactured by Orbital Sciences Corporation. When the anomaly occurred there was substantial uncertainty as to our ability to recover use of the satellite and, accordingly, we recognized a $104.1 million non-cash impairment charge related to Galaxy 15 during the second quarter of 2010. On December 23, 2010, we recovered command of the spacecraft and we began diagnostic testing and uploading of software updates that protect against future anomalies of this type. In February 2011, Galaxy 15 initiated a drift to 133.1° west longitude and returned to service as an in-orbit spare. In October 2011, media traffic was transferred from Galaxy 12 back to Galaxy 15 and it resumed normal service.

(c) Satellite Launch

On April 22, 2011, the Intelsat New Dawn satellite was launched into orbit. Subsequent to the launch, the satellite experienced an anomaly during the deployment of its west antenna reflector, which controls communications in the C-band frequency. A Failure Review Board was established to determine the cause of the anomaly. The Failure Review Board completed its investigation in July 2011 and concluded that the deployment anomaly of the C-band reflector was most likely due to a malfunction of the reflector sunshield. As a result, the sunshield interfered with the ejection release mechanism and prevented the deployment of the C-band antenna. Despite the C-band antenna reflector anomaly, the Ku-band antenna reflector deployed and that portion of the satellite is operating as planned, entering service in June 2011.

In accordance with our policy and the guidance provided for under FASB ASC Topic 360, Property, Plant and Equipment, we review our long-lived assets for impairment whenever events and circumstances indicate that the carrying amount of the asset or asset group may not be recoverable. The recoverability of an asset or asset group held and used is measured by a comparison of the carrying amount of the asset or asset group to the estimated undiscounted future cash flows expected to be generated by the asset or asset group. When a satellite experiences an anomaly or other health related issues, we believe the lowest level of identifiable cash flows exists at the individual satellite level. Accordingly, in the second quarter of 2011, we performed an impairment review of our Intelsat New Dawn satellite and determined that there was no impairment of the carrying amount of the asset due to the expected cash flows to be generated by the Ku-band payload over the satellite's expected useful life.

The Intelsat New Dawn satellite and its operations are financed primarily with non-recourse debt through a joint venture in which we are the majority shareholder (see Note 6 (c)—Investments—New Dawn). The New Dawn joint venture has indicated to its insurers that, assuming continued failure of the west antenna reflector to deploy, the New Dawn Joint Venture is reasonably likely to file a partial loss claim. All or most of the proceeds of any insurance claim will be used to pay down the New Dawn joint venture's debt in accordance with New Dawn's existing debt agreements (see Note 8—Long-Term Debt—New Dawn Credit Facilities).

On October 5, 2011, we successfully launched our IS-18 satellite into orbit. This satellite will replace Intelsat 701 at 180° east longitude and will provide capacity to enable enhanced direct-to-home coverage and network services throughout the Pacific Ocean region via Ku-band and C-band platforms. In-orbit testing on IS-18 is complete and the satellite has completed its drift to the 180 ° east orbital location, where it will enter into service in November 2011.

Note 8    Satellites and Other Property and Equipment

(a) Satellites and Other Property and Equipment

Satellites and other property and equipment, including a satellite utilized under a capital lease agreement, were comprised of the following (in thousands):

	As of December 31, 2009	As of December 31, 2010
Satellites and launch vehicles	$6,384,964	$7,145,919
Information systems and ground segment	377,237	429,888
Buildings and other	273,518	282,633

Total cost	7,035,719	7,858,440
Less: accumulated depreciation	(1,253,764)	(1,861,157)

Total	$5,781,955	$5,997,283

Satellites and other property and equipment, net as of December 31, 2009 and 2010 included construction-in-progress of $1.1 billion and $1.6 billion, respectively. These amounts relate primarily to satellites under construction and related launch services. Interest costs of $78.8 million and $99.4 million were capitalized during the years ended December 31, 2009 and 2010, respectively. Additionally, we recorded depreciation expense of $658.4 million and $668.5 million during the years ended December 31, 2009 and 2010, respectively.

We have entered into launch contracts for the launch of both specified and unspecified future satellites. Each of these launch contracts provides that such contract may be terminated at our option, subject to payment of a termination fee that increases in magnitude as the applicable launch date approaches. In addition, in the event of a failure of any launch, we may exercise our right to obtain a replacement launch within a specified period following our request for re-launch.

In August 2009, we purchased from Israel Aerospace Industries Ltd. its Amos-1 satellite, which is currently in inclined orbit, plus related ground assets. The satellite, with nine Ku-band transponders, had an estimated remaining useful life of 4.0 years at closing, and was purchased together with ground assets for $14.0 million, of which $7.0 million was paid at closing and the balance was to be paid over the next two years. During third quarter 2010 the first installment payment of $5.3 million was made and as of December 31, 2010, the final installment payment of $1.7 million remained payable. This satellite, which we renamed IS-24, began providing service in November 2009.

On October 29, 2009, we were selected as the successful bidder at a bankruptcy auction for the Protostar I satellite with an all cash offer of $210.0 million. The purchase of the satellite and related ground assets closed in December 2009. The satellite, with 16 Ku-band transponders, has an estimated remaining useful life of 15.5 years. This satellite, which was renamed IS-25, began providing service in April 2010.

In December 2009, we purchased from SKY Perfect JSAT Corporation its JCSAT-R satellite, which is currently in inclined orbit, plus related ground assets. The satellite, with 28 Ku-band transponders and 12 C-band transponders, had an estimated remaining useful life of 5.0 years at closing, and was purchased together with ground assets for $5.0 million, of which $0.5 million was paid at closing. The remaining $4.5 million was paid in January 2010. This satellite, which was renamed IS-26, began providing service in June 2010.

(b) Satellite Launches

On February 11, 2010, we successfully launched our IS-16 satellite into orbit. This satellite operates at 58.1º west longitude and primarily serves a direct-to-home customer operating in Latin America. This satellite entered into service in March 2010.

On November 26, 2010, we successfully launched our IS-17 satellite into orbit. This satellite replaces Intelsat 702 at 66º east longitude and serves programmers, government and corporate broadband customers in Europe, the Middle East, Africa, Russia and Asia. This satellite entered into service in January 2011.

(c) Satellite Health

Our satellite fleet is diversified by manufacturer and satellite type, and as a result, our fleet is generally healthy. We have experienced some technical problems with our current fleet but have been able to minimize the impact of these problems on our customers, our operations and our business in recent years. Many of these problems have been component failures and anomalies that have had little long-term impact to date on the overall transponder availability in our satellite fleet. All of our satellites have been designed to accommodate an anticipated rate of equipment failures with adequate redundancy to meet or exceed their orbital design lives, and to date, this redundancy design scheme has proven effective. After each anomaly we have generally restored services for our customers on the affected satellite, provided alternative capacity on other satellites in our fleet, or provided capacity that we purchased from other satellite operators.

2010 Anomalies

On February 1, 2010 our IS-4 satellite experienced an anomaly of its backup satellite control processor ("SCP"). The anomaly caused this satellite to be deemed unrecoverable, resulting in a net non-cash impairment charge in February 2010 of $6.5 million to write off the remaining carrying value of the satellite, which was not insured, and related deferred performance incentive obligations. Launched in 1995, IS-4 was expected to reach its end of service life later in 2010. IS-4 had previously experienced the failure of its primary SCP and was operating on its backup SCP.

On April 5, 2010, our Galaxy 15 satellite experienced an anomaly resulting in our inability to command the satellite. We transitioned all media traffic on this satellite to our Galaxy 12 satellite, which was our designated in-orbit spare satellite for the North America region. Galaxy 15 is a Star-2 satellite manufactured by Orbital Sciences Corporation. When the anomaly occurred there was substantial uncertainty as to our ability to recover use of the satellite and, accordingly, we recognized a $104.1 non-cash impairment charge related to Galaxy 15 during the second quarter of 2010. On December 23, 2010, we recovered command of the spacecraft and we began diagnostic testing and uploading of software updates that protect against future anomalies of this type. In February 2011, Galaxy 15 initiated a drift to 133.1°W and returned to service, initially as an in-orbit spare.

Other Significant Anomalies

On November 28, 2004, our Galaxy 27 satellite experienced a sudden anomaly in its north electrical distribution system which resulted in the loss of control of the satellite and the interruption of customer services on the satellite. Galaxy 27 is a FS 1300 series satellite manufactured by SS/L. Our engineers were able to regain command and control of Galaxy 27, and it was placed back in service, with reduced payload capacity, following operational testing. We have determined that the north electrical distribution system on Galaxy 27 and the communications capacity associated with it are not operational, and the satellite has lost redundancy in nearly all of its components. As a result, Galaxy 27 faces an increased risk of loss in the future. As of December 31, 2010, a substantial subset of Galaxy 27's transponders, which are all powered by the south electrical distribution system, have been tested, are performing normally and are available for service to our customers. Some of these transponders are currently being used by our customers.

On January 14, 2005, our IS-804 satellite experienced a sudden and unexpected electrical power system anomaly that resulted in the total loss of the satellite. IS-804 was a Lockheed Martin 7000 series (the "LM 7000 series") satellite, and as of December 31, 2010 we operated two other satellites in the LM 7000 series, IS-801, and IS-805. Of these two satellites, only IS-805 remains in a primary orbital role. Based on the report of the failure review board that we established with Lockheed Martin Corporation, we believe that the IS-804 failure was not likely to have been caused by an IS-804 specific workmanship or hardware element, but was most likely caused by a high current event in the battery circuitry triggered by an electrostatic discharge that propagated to cause the sudden failure of the high voltage power system. We therefore believe that although this risk exists for our other LM 7000 series satellites, the risk of any individual satellite having a similar anomaly is low.

On September 21, 2006, our IS-802 satellite experienced a reduction of electrical power capability that resulted in a degraded capability of the satellite. A substantial subset of transponders on IS-802 were subsequently reactivated and are operating normally. The anomaly review board that we established with Lockheed Martin Corporation to investigate the cause of the anomaly concluded that the IS-802 anomaly was most likely caused by an electrical short internal to the solar array harness located on the south solar array boom. The anomaly review board found that this anomaly was significantly different from previous LM 7000 series spacecraft failures and was the first failure of this type on a solar array of the LM 7000 series. We therefore believe that although this risk exists for our other LM 7000 series satellites, the risk of any individual satellite having a similar anomaly is low. On September 21, 2010 IS-802 was decommissioned after reaching its end of service life.

On June 29, 2008, our Galaxy 26 satellite experienced a sudden and unexpected electrical distribution anomaly causing the loss of a substantial portion of the satellite power generating capability and resulting in the interruption of some of the customer services on the satellite. Galaxy 26 is also a FS 1300 series satellite. Certain transponders continue to operate normally. However, the anomaly resulted in a reduction to the estimated remaining useful life of the satellite.

With respect to both the Galaxy 27 and Galaxy 26 anomalies, the failure review boards that we established with SS/L identified the likely root cause of the anomalies as a design flaw which is affected by a number of parameters and in some extreme cases can result in an electrical system anomaly. The design flaw also exists on IS-8. This satellite has been in service since November 1998 and has not experienced an electrical system anomaly. Along with the manufacturer, we continually monitor this problem and we have ordered a replacement for IS-8 expected to be launched in late 2012.

Other Anomalies

We have also identified three other types of common anomalies among the satellite models in our fleet, which have had an operational impact in the past and could, if they materialize, have an impact in the future. These are:

•	failure of the on-board spacecraft control processor ("SCP") in Boeing 601 ("BSS 601") satellites;

•	failure of the on-board XIPS used to maintain the in-orbit position of Boeing 601 High Power Series ("BSS 601 HP") satellites; and

•	accelerated solar array degradation in early Boeing 702 ("BSS 702") satellites.

SCP Failures. Many of our satellites use an on-board SCP to provide automatic on-board control of many operational functions. SCPs are a critical component in the operation of such satellites. Each such satellite has a backup SCP, which is available in the event of a failure of the primary SCP. Certain BSS 601 satellites have experienced SCP failures. The risk of SCP failure appears to decline as these satellites age.

As of December 31, 2010, we operated four BSS 601 satellites: HGS-3, which is utilized by a third-party, IS-2, IS-3R, and IS-26. These satellites have been identified as having heightened susceptibility to the SCP problem. IS-2 was decommissioned in January 2011. IS-3R and IS-26 have been in continuous operation since 1996 and 1997, respectively. Both primary and backup SCPs on these satellites are monitored regularly and remain fully functional. Accordingly, we believe it is unlikely that additional SCP failures will occur and we do not anticipate an interruption in business or early replacement of these satellites.

BSS 601 HP XIPS. The BSS 601 HP satellite uses XIPS as its primary propulsion system. There are two separate XIPS on each BSS 601 HP, each one of which is capable of maintaining the satellite in its orbital position. The satellite also has a completely independent bi-propellant propulsion system as a backup to the XIPS. As a result, the failure of a XIPS on a BSS 601 HP typically would have no effect on the satellite's performance or its operating life. However, the failure of both XIPS would require the use of the backup bi-propellant propulsion system, which could result in a shorter operating life for the satellite depending on the amount of bi-propellant fuel remaining. XIPS failures do not typically result in a catastrophic failure of the satellite or affect the communications capability of the satellite.

As of December 31, 2010, we operated four BSS 601 HP satellites, IS-5, IS-9, 1S-10 and Galaxy 13/Horizons-1. IS-5 and Galaxy 13/Horizons-1 continue to have both XIPS available as their primary propulsion system. IS-9 and IS-10 have experienced the failure of both XIPS and are operating on their backup bi-propellant systems. These two satellites are expected to be replaced by 2012. Our BSS 601 HP satellites had available bi-propellant fuel for a range of approximately two to eight years from December 31, 2010. No assurance can be given that we will not have further XIPS failures that result in shortened satellite lives. We have decommissioned three satellites that had experienced failure of both XIPS. IS-6B was replaced by IS-11 during the first quarter of 2008, Galaxy 10R was replaced by Galaxy 18 during the second quarter of 2008, and Galaxy 4R was decommissioned in March 2009.

BSS 702 Solar Arrays. All of our satellites have solar arrays that power their operating systems and transponders and recharge the batteries used when solar power is not available. Solar array performance typically degrades over time in a predictable manner. Additional power margins and other operational flexibility are designed into satellites to allow for such degradation without loss of performance or operating life. Certain BSS 702 satellites have experienced greater than anticipated degradation of their solar arrays resulting from the design of the solar arrays. Such degradation, if continued, results in a shortened operating life of a satellite or the need to reduce the use of the communications payload.

As of December 31, 2010, we operated three BSS 702 satellites, two of which are affected by accelerated solar array degradation, Galaxy 11 and IS-1R. Service to customers has not been affected, and we expect that both of these satellites will continue to serve customers until we replace or supplement them with new satellites. Along with the manufacturer, we continually monitor the problem to determine its cause and its expected effect. Due to this continued degradation, Galaxy 11's estimated end of service life is April 2015 and IS-1R's estimated end of service life is February 2016. IS-1R is currently operating in a secondary orbital role. Galaxy 11 is currently operating in a primary orbital role, bridging service until the arrival of the New Dawn satellite, which is scheduled to enter service in the second quarter of 2011. The third BSS 702 satellite that we operated as of December 31, 2010, Galaxy 3C, was launched after the solar array anomaly was identified, and it has a substantially different solar array design intended to eliminate the problem. This satellite has been in service since September 2002 and has not experienced similar degradation problems.

Investments	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Investments [Abstract]
Investments

Note 6    Investments

We have ownership interests in a number of entities which met the criteria of a Variable Interest Entity ("VIE"), including Horizons Satellite Holdings, LLC ("Horizons Holdings") and WP Com, S. de R.L. de C.V. ("WP Com"). We have a greater than 50% controlling ownership and voting interest in New Dawn and therefore consolidate the New Dawn joint venture. Horizons Holdings, as well as WP Com, are discussed in further detail below, including our analyses of the primary beneficiary determination as required under FASB ASC Topic 810, Consolidation ("FASB ASC 810").

(a) WildBlue Communications, Inc.

Prior to December 15, 2009, we had a noncontrolling ownership interest of approximately 28% in WildBlue Communications, Inc. ("WildBlue"), a company offering broadband Internet access services in the continental United States via Ka-band satellite capacity. We accounted for our investment using the equity method of accounting. On December 15, 2009, we sold our ownership interest in WildBlue to Viasat Inc. ("Viasat") through a non-cash transaction whereby we exchanged our interest in WildBlue for shares of Viasat common stock. During the first quarter of 2010, we sold all of our shares of Viasat common stock for $28.6 million, and recorded a $1.3 million gain on the sale within our condensed consolidated statement of operations during the nine months ended September 30, 2010.

(b) Horizons Holdings

We have a joint venture with JSAT International, Inc. ("JSAT"), a leading satellite operator in the Asia-Pacific region. The joint venture is named Horizons Satellite Holdings, LLC and consists of two investments: Horizons-1 Satellite LLC ("Horizons-1") and Horizons-2 Satellite LLC ("Horizons-2"). We provide certain services to the joint venture and utilize capacity from the joint venture.

Under FASB ASC 810, we are required to reassess the primary beneficiary determination of Horizons Holdings on a recurring basis, as well as consider qualitative factors when identifying the primary beneficiary. Upon inception of the joint venture, we originally concluded that we were not the primary beneficiary, and therefore, did not consolidate Horizons Holdings. The assessment considered both quantitative and qualitative factors surrounding the joint venture, including which entity had more voting power or other control of the joint venture as well as whether either entity was exposed to risk of loss or gain. Horizons Holdings was set up with a joint 50/50 share of management authority and equal rights to profits and revenues from Horizons-1 and Horizons-2. However, Horizons Holdings borrowed from JSAT a portion of the funds necessary to finance the construction of the Horizons-2 satellite. As a result, it was initially determined that we were not the primary beneficiary and therefore would not consolidate Horizons Holdings. Our investment was accounted for using the equity method of accounting. Prior to September 30, 2011, there had been no events or revisions to the joint venture that changed our primary beneficiary determination.

On September 30, 2011, Intelsat and JSAT amended the joint venture agreement relating to their investment in Horizons Holdings (the "Horizons Amendment"), and as a result, we re-evaluated the primary beneficiary determination. Pursuant to the Horizons Amendment, the Horizons-2 satellite will be relocated to 85° east longitude and decisions relating to any future relocation of the Horizons-2 satellite will be effectively controlled by us. We believe satellite location is the most significant driver of Horizons Holdings' economic performance. Additionally, the Horizons-1 satellite is the less significant asset of the joint venture. As a result, we determined that we became the primary beneficiary of Horizons Holdings as of September 30, 2011. In accordance with FASB ASC 810, as the primary beneficiary, we have consolidated Horizons Holdings within our condensed consolidated financial statements, net of eliminating entries, as of September 30, 2011.

In accordance with FASB ASC 810, the initial consolidation of a VIE that is a business is considered a business combination and should be accounted for in accordance with the provisions in FASB ASC Topic 805, Business Combinations ("FASB ASC 805"). Based on the guidance in FASB ASC 805, an equity interest that is currently held as the result of a previous transaction is remeasured at fair value when an acquirer gains control, and any resulting gain or loss is recognized in the statement of operations. In addition, FASB ASC 805 states that an acquirer must recognize the identifiable assets acquired, the liabilities assumed and any noncontrolling interest at their acquisition date fair values. Determining the fair values of the net assets of Horizons Holdings required us to make significant estimates and assumptions. In order to develop the fair value estimates, we utilized the income approach. Our estimates included assumptions about projected growth rates, cost of capital, effective tax rates and industry and economic trends. While we believe that the estimates and assumptions underlying the valuation methodology were reasonable, different assumptions could have resulted in different market values. We recorded the assets, liabilities and the noncontrolling interest in Horizons Holdings at fair value in our accompanying condensed consolidated balance sheet at September 30, 2011. The $49.3 million noncontrolling interest is included in the equity section of our condensed consolidated balance sheet in accordance with FASB ASC 810. In the nine months ended September 30, 2011, we also recorded a charge of $20.2 million in earnings (loss) from previously unconsolidated affiliates in the accompanying condensed consolidated statements of operations for the difference between the fair value and carrying value of our investment in Horizons Holdings. In addition, we recorded a $7.4 million income tax benefit in the condensed consolidated statements of operations in the three and nine months ended September 30, 2011, related to this charge.

Prior to the consolidation of Horizons Holdings on September 30, 2011, under the equity method of accounting, our 50% share of the results of the joint venture was a gain of $0.4 million and a loss of $4.5 million for the nine months ended September 30, 2010 and 2011, respectively, which is included in earnings (loss) from previously unconsolidated affiliates in the accompanying condensed consolidated statements of operations.

Through September 30, 2011, we have recorded expenses in relation to the utilization of satellite capacity on the Ku-band portion of the Horizons-1 satellite and on the Horizons-2 satellite. Additionally, we provide tracking, telemetry and commanding as well as administrative services for the Horizons-1 and the Horizons-2 satellites (collectively, the "Horizons Satellites"), and we have recorded revenue for these services. Following the consolidation of Horizons Holdings at September 30, 2011, these revenues and expenses will be considered intercompany transactions and will be eliminated in consolidation.

We also have a revenue sharing agreement with JSAT related to services sold on the Horizons Satellites. We are responsible for billing and collecting for such services, and we remit 50% of the revenue to JSAT. Under the Horizons Amendment, we have agreed to guarantee to JSAT certain minimum levels of annual gross revenues for a three-year period beginning on the date that the Horizons-2 satellite is relocated to 85° east longitude. This guarantee could require us to pay JSAT a maximum potential amount ranging from $7.8 million to $10.3 million per year over the three-year period; however, we have assessed the likelihood of any payments being made as remote. In addition, we have guaranteed JSAT certain minimum levels of revenue on the Horizons-2 satellite prior to the arrival at 85° east longitude. Amounts payable to JSAT related to the revenue share from the Horizons Satellites were $3.4 million and $3.0 million as of December 31, 2010 and September 30, 2011, respectively.

(c) New Dawn

In June 2008, we entered into a project and shareholders' agreement (the "New Dawn Project Agreement") with Convergence SPV, Ltd. ("Convergence Partners") pursuant to which New Dawn, a Mauritius company in which we have a 74.9% indirect ownership interest and Convergence Partners has a 25.1% noncontrolling ownership interest, launched a new satellite in April 2011 to provide satellite transponder services to customers in Africa (see Note 5(c)—Satellite Launch).

New Dawn entered into a secured loan financing arrangement, which is non-recourse to New Dawn's shareholders, including us and our wholly-owned subsidiaries, beyond the shareholders' scheduled capital contributions, on December 5, 2008 to obtain $215.0 million of financing to fund a portion of the cost of construction and launch of the new satellite (see Note 8—Long-Term Debt). In addition, we and Convergence Partners have agreed to make certain capital contributions to New Dawn in proportion to our respective ownership interests in New Dawn to fund a portion of these costs. Total equity contributions during the nine months ended September 30, 2010 and 2011 were $4.1 million and $6.9 million, respectively, of which $3.1 million and $5.2 million were attributable to us with the remaining $1.0 million and $1.7 million contributed by Convergence Partners. New Dawn and its subsidiaries are unrestricted subsidiaries for purposes of our applicable indentures and credit agreements.

We have agreed to provide sales and marketing services, engineering and administrative support services, and have agreed to perform satellite-related consulting and technical services for New Dawn. The services include the provision of program management services with respect to the satellite and launch vehicle construction programs as well as TT&C services for the new satellite. In addition, for a fee of $15.0 million together with assumption of continuing payment obligations, we assigned New Dawn a launch service contract to provide for the launch of the New Dawn satellite.

Convergence Partners has at its option the ability to require us to buy its ownership interest at fair value subsequent to the operations of New Dawn's assets for a period as defined in the New Dawn Project Agreement. As a result of this option, as of each balance sheet date, we have reflected within mezzanine equity the estimated amount that we would pay to Convergence Partners if the option were exercised. This amount reflects the fair value analysis we performed at September 30, 2011, which resulted in a year-to-date decrease of $15.9 million in the fair value of the option, reducing it to $2.0 million. This decrease reflects the impact on the fair value analysis of the option associated with the C-band antenna reflector anomaly on the Intelsat New Dawn satellite (see Note 5(c)—Satellite Launch). The $15.9 million change in fair value is shown as an increase in our paid-in capital at September 30, 2011. We have assessed the significance of the Level 3 inputs to the overall valuation and have concluded that the valuation in its entirety is classified in Level 3 of the fair value hierarchy (see Note 2—Fair Value Measurements).

We consolidate New Dawn within our condensed consolidated financial statements, net of eliminating entries. Additionally, we account for the percentage interest in New Dawn owned by Convergence Partners as a noncontrolling interest according to the guidance provided under FASB ASC 480 related to the classification and measurement of redeemable securities.

(d) WP Com

We have formed a joint venture with Corporativo W. Com S. de R.L. de C.V. ("Corporativo") named WP Com, S. de R.L. de C.V. We own 49% of the voting equity shares and 88% of the economic interest in WP Com and Corporativo owns the remaining 51% of the voting equity shares. PanAmSat de Mexico, S. de R.L. de C.V. ("PAS de Mexico") is a subsidiary of WP Com, 99.9% of which is owned by WP Com, with the remainder of the equity interest split between us and Corporativo. We formed WP Com to enable us to operate in Mexico, and PAS de Mexico acts as a reseller of our satellite services to customers in Mexico and, beginning in the second quarter of 2011, in Ecuador. Profits and losses of WP Com are allocated to the joint venture partners based upon the voting equity shares.

We have determined that this joint venture meets the criteria of a VIE under FASB ASC 810. In accordance with FASB ASC 810, we evaluated this joint venture to determine the primary beneficiary. We have concluded that we are the primary beneficiary because we influence the underlying business drivers of PAS de Mexico, including by acting as the sole provider for satellite services that PAS de Mexico resells. Furthermore, we have modified our pricing for these services to ensure that PAS de Mexico continues to operate in the Mexican market. Corporativo does not fund any of the operating expenses of PAS de Mexico. Thus, we have consolidated WP Com within our condensed consolidated financial statements and we have accounted for the percentage interest in the voting equity of WP Com owned by Corporativo as a noncontrolling interest, which is included in the equity section of our condensed consolidated balance sheet in accordance with FASB ASC 810.

Note 9    Investments

In June 2009, the FASB issued authoritative guidance on VIEs, which was subsequently codified into FASB ASC Topic 810, Consolidation ("FASB ASC 810"), with the issuance of ASU 2009-17, Consolidations (Topic 810): Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities ("ASU 2009-17"). ASU 2009-17 revises the previous methodology used to determine the primary beneficiary of a VIE. Historically, the analysis was primarily quantitative and contained certain considerations of qualitative factors. FASB ASC 810 eliminates the quantitative approach for determining the primary beneficiary of a VIE and revises the guidance to employ a more qualitative approach to analyzing a VIE, including consideration of the substance of the VIE as well as assessing the underlying factors driving the economics of the VIE. Additionally, the revised guidance requires an ongoing assessment of whether an entity is the primary beneficiary and includes additional disclosure requirements, which are included below, including further description and explanation as to how an entity determined the primary beneficiary of the VIE. Under FASB ASC 810, the primary beneficiary is the entity that consolidates a VIE. We adopted FASB ASC 810 in the first quarter of 2010 and its application did not have a material impact on our consolidated financial statements.

We have ownership interests in a number of entities which met the criteria of a VIE, including WildBlue Communications Inc. ("WildBlue"), which was disposed of during the fourth quarter of 2009 as discussed below, Horizons-1, Horizons-2 and WP Com, as defined below. We have a greater than 50% controlling ownership and voting interest in New Dawn and therefore consolidate the New Dawn joint venture. We had a noncontrolling ownership interest of approximately 28% in WildBlue in 2009 and accordingly did not consolidate WildBlue. Horizons-1 and Horizons-2, as well as WP Com, are discussed in further detail below, including our analyses of the primary beneficiary determination as required under FASB ASC 810.

(a) WildBlue Communications, Inc.

Prior to December 15, 2009 we had a noncontrolling ownership interest of approximately 28% in WildBlue, a company offering broadband Internet access services in the continental United States via Ka-band satellite capacity. We accounted for our investment using the equity method of accounting. On December 15, 2009, we sold our ownership interest in WildBlue to Viasat Inc. through a non-cash transaction whereby we exchanged our interest in WildBlue for shares of Viasat Inc. common stock. During the first quarter of 2010, we sold all of our shares of Viasat Inc. common stock for $28.6 million, and recorded a $1.3 million gain on the sale within our consolidated statement of operations during the year ended December 31, 2010.

(b) Horizons-1 and Horizons-2

We have a joint venture with JSAT International, Inc. ("JSAT"), a leading satellite operator in the Asia-Pacific region. The joint venture is named Horizons Satellite Holdings, LLC ("Horizon Holdings"), and consists of two investments: Horizons-1 Satellite LLC ("Horizons-1") and Horizons-2 Satellite LLC ("Horizons-2"). We provide certain services to the joint venture and utilize capacity from the joint venture.

Under FASB ASC 810, we are required to reassess the primary beneficiary determination of Horizon Holdings on a recurring basis, as well as consider more qualitative factors when considering the primary beneficiary. Upon inception of the joint venture, we originally concluded that we were not the primary beneficiary of the joint venture and therefore did not consolidate Horizon Holdings. The assessment considered both quantitative and qualitative factors surrounding the joint venture, including which entity was more exposed to risk of loss or gain as well as other factors such as whether one partner of the joint venture had more voting power or other control of the joint venture. Horizons Holdings is set up with a joint 50/50 share of management authority as well as an equal share of the profits and revenues from Horizons-1 and Horizons-2. Therefore the equal share of quantitative and qualitative rights from the joint venture alone was not persuasive in defining a primary beneficiary. However, JSAT guarantees the payment of the debt at Horizons Holdings which was incurred to finance the construction of the Horizons-2 satellite. As a result, it was determined that we were not the primary beneficiary and would not consolidate Horizons Holdings. Rather, our investment is accounted for using the equity method of accounting. Subsequent to inception, there have been no events or revisions to the joint venture which would change our primary beneficiary determination. As of December 31, 2010, we continue to believe that we are not the primary beneficiary of the VIE and therefore we have not consolidated Horizons Holdings.

Horizons-1 owns and operates the Ku-band portion of the Horizons-1 satellite in the fixed satellite services sector, offering service to customers in the Asia-Pacific region. Through our investment in Horizons Holdings, we have an indirect 50% ownership interest in Horizons-1, an investment which is accounted for under the equity method of accounting. Our share of the results of Horizons-1 is included in other income (expense), net in the accompanying consolidated statements of operations and was income of $0.02 million, $0.2 million, $0.2 million and $0.2 million for the predecessor period January 1, 2008 to January 31, 2008, the successor period February 1, 2008 to December 31, 2008, and the years ended December 31, 2009 and 2010, respectively. The investment balance of $12.6 million and $9.8 million as of December 31, 2009 and 2010, respectively, was included within other assets in the accompanying consolidated balance sheets.

During the predecessor period January 1, 2008 to January 31, 2008, the successor period February 1, 2008 to December 31, 2008 and the years ended December 31, 2009 and 2010, we recorded expenses of $0.3 million, $3.5 million, $3.8 million and $3.7 million, respectively, in relation to the utilization of Ku-band satellite capacity from Horizons-1. Additionally, we provide TT&C and administrative services for the Horizons-1 satellite. We recorded revenue for these services of $0.1 million, $0.6 million, $0.6 million and $0.6 million during the predecessor period January 1, 2008 to January 31, 2008, the successor period February 1, 2008 to December 31, 2008 and the years ended December 31, 2009 and 2010, respectively.

We also have a revenue share agreement with JSAT related to services sold on the Horizons-1 satellite. We are responsible for the billing and collecting for all such services sold, but recognize revenue on a net basis. The payable due to JSAT was $1.8 million and $1.9 million as of December 31, 2009 and 2010, respectively.

On August 1, 2005, Intelsat Corp formed a second satellite joint investment with JSAT to build and launch a Ku-band satellite, Horizons–2. The Horizons-2 satellite was launched in December 2007 and placed into service in February 2008. Similar to the Horizons-1 joint venture, we share an indirect 50/50 ownership and voting interest in Horizons-2 with JSAT through our investment in Horizon Holdings. However, unlike Horizons-1, JSAT guarantees the payment of debt for the Horizons-2 joint venture.

The total future joint investment obligation in Horizons-2 is estimated to be $100.7 million as of December 31, 2010, of which each of the joint venture partners is required to fund their 50% share. Our share of the results of Horizons-2 is included in other income (expense), net in the accompanying consolidated statements of operations and was income of $0.3 million during the successor period February 1, 2008 to December 31, 2008 and for each of the years ended December 31, 2009 and 2010. As of December 31, 2009 and 2010, the investment balance of $75.3 million and $71.0 million, respectively, was included within other assets in the accompanying consolidated balance sheets.

In connection with our investment in Horizons-2, we entered into a capital contribution and subscription agreement in August 2005, which requires us to fund our 50% share of the amounts due under Horizons-2's loan agreement with a third-party lender. Pursuant to this agreement, we made contributions of $12.2 million during each of the years ended December 31, 2009 and 2010. We have entered into a security and pledge agreement with a third-party lender and, pursuant to this agreement, granted a security interest in our contribution obligation to the lender. Therefore, we have recorded this obligation as an indirect guarantee. We recorded a liability of $12.2 million within accrued liabilities as of December 31, 2009 and 2010, and a liability of $48.8 million and $36.6 million within other long-term liabilities as of December 31, 2009 and 2010, respectively, in the accompanying consolidated balance sheets.

We provide TT&C and administrative services for the Horizons-2 satellite. We did not receive any revenue for these services during the predecessor period January 1, 2008 to January 31, 2008. We recorded revenue for these services of $0.7 million, $0.8 million and $0.8 million during the successor period February 1, 2008 to December 31, 2008 and the years ended December 31, 2009 and 2010, respectively. During the successor period February 1, 2008 to December 31, 2008 and the years ended December 31, 2009 and 2010, we recorded expenses of $6.9 million, $7.1 million and $6.9 million, respectively, in relation to the utilization of satellite capacity for the Horizons-2 satellite.

We also have a revenue share agreement with JSAT related to services sold on the Horizons-2 satellite. We are responsible for the billing and collecting for all such services sold, but recognize revenue on a net basis. The amount payable to JSAT was $1.8 million and $1.5 million as of December 31, 2009 and 2010, respectively.

(c) New Dawn

In June 2008, we entered into a project and shareholders' agreement (the "New Dawn Project Agreement") with Convergence Partners pursuant to which New Dawn, a Mauritius company in which we have a 74.9% indirect ownership interest and Convergence Partners has a 25.1% noncontrolling ownership interest, intends to procure and launch a new satellite to provide satellite transponder services to customers in Africa. We currently expect the satellite to be launched during the first quarter of 2011.

New Dawn entered into a secured loan financing arrangement, which is non-recourse to New Dawn's shareholders, including us and our wholly-owned subsidiaries, beyond the shareholders' scheduled capital contributions, on December 5, 2008 to obtain $215.0 million of financing to fund a portion of the cost of construction and launch of the new satellite (see Note 11—Long-Term Debt). In addition, we and Convergence Partners have agreed to make certain capital contributions to New Dawn in proportion to our respective ownership interests in New Dawn to fund a portion of these costs. Total equity contributions during 2009 and 2010 were $1.5 million and $4.5 million, respectively, of which $1.1 million and $3.4 million were attributable to us with the remaining $0.4 million and $1.1 million contributed by Convergence Partners. New Dawn and its subsidiaries are unrestricted subsidiaries for purposes of applicable indentures and credit agreements of ours and our wholly-owned subsidiaries.

We have agreed to provide sales and marketing services, engineering and administrative support services, and have agreed to perform satellite-related consulting and technical services for New Dawn. The services include the provision of program management services with respect to the satellite and launch vehicle construction programs as well as TT&C services for the new satellite. In addition, for a fee of $15.0 million together with assumption of continuing payment obligations, we assigned New Dawn a launch service contract to provide for the launch of the New Dawn satellite.

Convergence Partners has at its option the ability to require us to buy its ownership interest at fair value subsequent to the operations of New Dawn's assets for a period as defined in the New Dawn Project Agreement. As a result of this option, as of each balance sheet date, we have reflected within mezzanine equity the estimated amount that we would pay to Convergence Partners as if the option was exercised. This amount reflects the fair value analysis we performed at December 31, 2010, which resulted in a $10.9 million increase in the fair value. The $10.9 million change in fair value is shown as a reduction in our paid-in capital at December 31, 2010. We have assessed the significance of the Level 3 inputs to the overall valuation and have concluded that the valuation in its entirety is classified in Level 3 of the fair value hierarchy (see Note 2—Significant Accounting Policies).

We consolidated New Dawn within our consolidated financial statements, net of eliminating entries. Additionally, we accounted for the percentage interest in New Dawn owned by Convergence Partners as a noncontrolling interest. We recorded the transaction in accordance with the guidance provided under FASB ASC 480 specifically related to the classification and measurement of redeemable securities.

(d) WP Com

We have formed a joint venture with Corporativo W. Com S. de R.L. de C.V. ("Corporative") named WP Com, S. de R.L. de C.V. ("WP Com"). We own 49% of the voting equity shares and 88% of the economic interest in WP Com and Corporativo owns the remaining 51% of the voting equity shares. PanAmSat de Mexico, S. de R.L. de C.V. ("PAS de Mexico") is a subsidiary of WP Com, 99.9% of which is owned by WP Com, with the remainder of the equity interest split between us and Corporativo. We formed WP Com to enable us to operate in Mexico, and PAS de Mexico acts as a reseller of our satellite services to customers in Mexico. Profits and losses of WP Com are allocated to the joint venture partners based upon the voting equity shares.

We have determined that this joint venture meets the criteria of a VIE under FASB ASC 810. In accordance with FASB ASC 810, we evaluated this joint venture to determine the primary beneficiary. We have concluded that we are the primary beneficiary because we influence the underlying business drivers of PAS de Mexico, including by acting as the sole provider for satellite services that PAS de Mexico resells. Furthermore, we have modified our pricing for these services to ensure that PAS de Mexico continues to operate in the Mexican market. Corporativo does not fund any of the operating expenses of PAS de Mexico. Thus, we have consolidated WP Com within our consolidated financial statements and we have accounted for the percentage interest in the voting equity of WP Come owned by Corporativo as a noncontrolling interest, which is included in the equity section of our consolidated balance sheet in accordance with FASB ASC 810.

Goodwill And Other Intangible Assets	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Goodwill And Other Intangible Assets [Abstract]
Goodwill And Other Intangible Assets

Note 7    Goodwill and Other Intangible Assets

The carrying amounts of goodwill and acquired intangible assets not subject to amortization consist of the following (in thousands):

	As of December 31, 2010	As of September 30, 2011
Goodwill	$6,780,827	$6,780,827
Trade name	70,400	70,400
Orbital locations	2,387,700	2,387,700

We determined the estimated fair value of our rights to operate at orbital locations using the build up method, as described below, to determine the cash flows for the income approach, with the resulting projected cash flows discounted at an appropriate weighted average cost of capital. In instances where the build up method did not generate positive value for the right to operate at an orbital location, but the right was expected to generate revenue, we assigned a value based upon independent source data for recent transactions related to similar orbital locations, which are considered Level 3 inputs within the fair value hierarchy under FASB ASC 820.

Under the build up method, the amount an investor would be willing to pay for the right to operate a satellite business at an orbital location is calculated by first estimating the cash flows that typical market participants would assume could be available from the right to operate satellites using the subject location in a similar market. It is assumed that rather than acquiring such a business as a going concern, the buyer would hypothetically start with the right to operate at the orbital locations and build a new operation with similar attributes from scratch. Thus the buyer or builder is considered to incur the start-up costs and losses typically associated with the going concern value and pay for all other tangible and intangible assets.

We account for goodwill and other non-amortizable intangible assets in accordance with FASB ASC Topic 350, Intangibles—Goodwill and Other, and have deemed these assets to have indefinite lives. Therefore, these assets are not amortized but are tested on an annual basis for impairment during the fourth quarter, or whenever events or changes in circumstances indicate that the carrying amount may not be fully recoverable.

The carrying amount and accumulated amortization of acquired intangible assets subject to amortization consist of the following (in thousands):

	As of December 31, 2010			As of September 30, 2011
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Backlog and other	$743,760	$(376,455)	$367,305	$743,760	$(436,568)	$307,192
Customer relationships	534,030	(53,017)	481,013	534,030	(71,992)	462,038
Technology	2,700	(2,700)	—	2,700	(2,700)	—

Total	$1,280,490	$(432,172)	$848,318	$1,280,490	$(511,260)	$769,230

Intangible assets are amortized based on the expected pattern of consumption. We recorded amortization expense of $97.7 million and $79.1 million for the nine months ended September 30, 2010 and 2011, respectively.

Note 10    Goodwill and Other Intangible Assets

The carrying amounts of goodwill and acquired intangible assets not subject to amortization consist of the following (in thousands):

	As of December 31, 2009	As of December 31, 2010
Goodwill	$6,780,827	$6,780,827
Trade name	70,400	70,400
Orbital locations	2,387,700	2,387,700

We account for goodwill and other non-amortizable intangible assets in accordance with FASB Accounting Standards Codification (ASC) 350, and have deemed these assets to have indefinite lives. Therefore, these assets are not amortized but are tested on an annual basis for impairment during the fourth quarter, or whenever events or changes in circumstances indicate that the carrying amount may not be fully recoverable. The following is a discussion of our impairment analysis and methodology:

Goodwill . We follow a two-step process to evaluate if a potential impairment exists to our recorded amounts of goodwill and tradename. The first step of the process is to compare the reporting unit's fair value to its carrying value, including goodwill. In the event the carrying value of our reporting unit exceeds its fair value, goodwill is considered impaired and the second step is required. The second step requires us to calculate a hypothetical purchase allocation to compare the current implied fair value of the goodwill to the current carrying value of the goodwill. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination, which is the excess of the fair value over the aggregate fair values of the individual assets, liabilities and identifiable intangibles, as if they were being acquired in a business combination. If the implied fair value of goodwill as described above exceeds recorded goodwill, there is no impairment. If the recorded goodwill exceeds the implied fair value, an impairment charge would be recorded for the excess. Furthermore, an impairment loss cannot exceed the amount of goodwill assigned to a reporting unit. After recognizing the impairment loss, the corresponding loss establishes a new basis in the goodwill. Subsequent reversals of goodwill impairment losses are not permitted under applicable accounting standards.

We determined the estimated fair value of our reporting unit using discounted cash flow analysis, along with independent source data related to comparative market multiples and, when available, recent transactions which are all considered Level 3 inputs within the fair value hierarchy under FASB ASC 820. The discounted cash flows were derived from a five-year projection of revenues and expenses plus a residual value, with the resulting projected cash flows discounted at an appropriate weighted average cost of capital. The analysis, which was completed in the fourth quarter of 2010, did not result in an impairment of our goodwill intangible, and there is no accumulated impairment.

Trade name. We have implemented the relief from royalty method to determine the estimated fair value of the Intelsat trade name. The relief from royalty analysis is comprised of two major steps: i) a determination of the hypothetical royalty rate, and ii) the subsequent application of the royalty rate to projected revenue. In determining the hypothetical royalty rate utilized in the relief from royalty approach, we considered comparable license agreements, operating earnings benchmark rule of thumb, an excess earnings analysis to determine aggregate intangible asset earnings, and other qualitative factors which are all considered Level 3 inputs within the fair value hierarchy under FASB ASC 820. Based on our analysis, the fair value of the Intelsat trade name as of the fourth quarter of 2010 was not impaired.

Orbital Locations. We are authorized by governments to operate satellites at certain orbital locations – i.e., longitudinal coordinates along the Clarke Belt. The Clarke Belt is the part of space approximately 42,165 kilometers above the plane of the equator where geostationary orbit may be achieved. Various governments acquire rights to these orbital locations through filings made with the International Telecommunication Union (the "ITU"), a sub-organization of the United Nations. We will continue to have rights to operate at our orbital locations so long as we maintain our authorizations to do so.

We determined the estimated fair value of our right to operate at orbital locations using the build up method to determine the cash flows for the income approach, with the resulting projected cash flows discounted at an appropriate weighted average cost of capital. In instances where the build up method did not generate positive value for the right to operate at an orbital location, but the right was expected to generate revenue, we assigned a value based upon independent source data for recent transactions of similar orbital locations which are all considered Level 3 inputs within the fair value hierarchy under FASB ASC 820. The analysis, which was completed in the fourth quarter of 2010, did not result in an impairment of our orbital slots.

During the first quarter of 2009, the credit markets continued to experience difficulties, with new debt issuances being priced at significantly higher effective interest rates as compared to the pricing of debt issuances completed in prior periods. The higher effective interest rates reflected, in our view, higher discounts being applied in the valuation of companies generally, and were therefore considered by us to be an indicator of potential impairment to the fair value of our right to operate at orbital locations. The higher interest rates resulted in an increase to our weighted average cost of capital, and led to our recognizing a non-cash impairment charge of $499.1 million in the first quarter of 2009.

The carrying amount and accumulated amortization of acquired intangible assets subject to amortization consisted of the following (in thousands):

	As of December 31, 2009			As of December 31, 2010
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Backlog and other	$743,760	$(270,905)	$472,855	$743,760	$(376,455)	$367,305
Customer relationships	534,030	(28,366)	505,664	534,030	(53,017)	481,013
Technology	2,700	(2,620)	80	2,700	(2,700)	—

Total	$1,280,490	$(301,891)	$978,599	$1,280,490	$(432,172)	$848,318

Intangible assets are amortized based on the expected pattern of consumption. As of December 31, 2010, backlog and other, customer relationships and technology had weighted-average useful lives of four years, thirteen years and two years, respectively. We recorded amortization expense of $7.8 million, $156.2 million, $145.7 million and $130.3 million for the predecessor period January 1, 2008 to January 31, 2008, the successor period February 1, 2008 to December 31, 2008 and for the years ended December 31, 2009 and 2010, respectively.

Scheduled amortization charges for the intangible assets over the next five years are as follows (in thousands):

Year	Amount
2011	$105,451
2012	91,781
2013	82,311
2014	68,231
2015	60,215

In the first quarter of 2009, the FASB revised FASB ASC 350 to provide additional guidance for determining the useful life of intangible assets. The revised guidance provides that we are required to disclose on an interim and annual basis our policy related to the renewal or extension of the term of our intangible assets. Our policy is to expense all costs incurred to renew or extend the terms of our intangible assets. The renewal expenses for the year ended December 31, 2010 were immaterial to our consolidated results of operations.

Long-Term Debt	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Long-Term Debt [Abstract]
Long-Term Debt

Note 8    Long-Term Debt

The carrying values and fair values of our notes payable and long-term debt were as follows (in thousands):

	As of December 31, 2010		As of September 30, 2011
	Carrying Value	Fair Value	Carrying Value	Fair Value
Intelsat S.A.:
6.5% Senior Notes due November 2013	$353,550	$368,152	$353,550	$359,737
Unamortized discount on 6.5% Senior Notes	(73,687)	—	(57,369)	—
7.625% Senior Notes due April 2012	485,841	510,133	—	—
Unamortized discount on 7.625% Senior Notes	(43,757)	—	—	—

Total Intelsat S.A. obligations	721,947	878,285	296,181	359,737

Intelsat Luxembourg:
11.25% Senior Notes due February 2017	2,805,000	3,064,463	2,805,000	2,426,325
11.5% / 12.5% Senior PIK Election Notes due February 2017	2,427,138	2,675,919	2,502,986	2,108,766

Total Intelsat Luxembourg obligations	5,232,138	5,740,382	5,307,986	4,535,091

Intelsat Jackson:
11.25% Senior Notes due June 2016	1,048,220	1,129,457	1,048,220	1,066,564
Unamortized premium on 11.25% Senior Notes	4,990	—	4,469	—
11.5% Senior Notes due June 2016	284,595	305,940	—	—
9.5% Senior Notes due June 2016	701,913	740,518	701,913	710,687
9.25% Senior Notes due June 2016	55,035	59,509	—	—
Senior Secured Credit Facilities due April 2018	—	—	3,241,875	3,144,619
Unamortized discount on Senior Secured Credit Facilities	—	—	(14,851)	—
Senior Unsecured Credit Facilities due February 2014	195,152	185,161	195,152	181,004
New Senior Unsecured Credit Facilities due February 2014	810,876	769,359	810,876	752,087
8.5% Senior Notes due November 2019	500,000	543,750	500,000	492,500
Unamortized discount on 8.5% Senior Notes	(3,845)	—	(3,623)	—
7.25% Senior Notes due October 2020	1,000,000	1,010,000	1,000,000	925,000
7.25% Senior Notes due April 2019	—	—	1,500,000	1,395,000
7.5% Senior Notes due April 2021	—	—	1,150,000	1,072,375

Total Intelsat Jackson obligations	4,596,936	4,743,694	10,134,031	9,739,836

Intermediate Holdco:
9.25% Senior Discount Notes due February 2015	4,545	4,681	—	—
9.5% Senior Discount Notes due February 2015	481,020	495,451	—	—

Total Intermediate Holdco obligations	485,565	500,132	—	—

Intelsat Sub Holdco:
8.5% Senior Notes due January 2013	850,346	852,472	—	—
8.875% Senior Notes due January 2015	681,012	699,740	—	—
Senior Secured Credit Facilities due July 2013	330,960	328,478	—	—
8.875% Senior Notes due January 2015, Series B	400,000	411,000	—	—
Unamortized discount on 8.875% Senior Notes	(63,050)	—	—	—

Total Intelsat Sub Holdco obligations	2,199,268	2,291,690	—	—

New Dawn:
Senior Secured Debt Facility due January 2017	84,773	84,773	107,378	107,378
Mezzanine Secured Debt Facility due January 2019	62,819	62,819	79,850	79,850
10.5% Note Payable to Convergence Partners	—	—	502	502

New Dawn obligations	147,592	147,592	187,730	187,730

Intelsat Corp:
Senior Secured Credit Facilities due January 2014	1,715,522	1,709,517	—	—
Unamortized discount on Senior Secured Credit Facilities	(8,361)	—	—	—
Senior Secured Credit Facilities due July 2012	133,466	132,305	—	—
9.25% Senior Notes due August 2014	111,833	115,333	—	—
9.25% Senior Notes due June 2016	580,719	627,177	—	—

Total Intelsat Corp obligations	2,533,179	2,584,332	—	—

Horizons Holdings:
Loan Payable to JSAT	—	—	73,255	73,255

New Dawn obligations	—	—	73,255	73,255

Total Intelsat S.A. long-term debt	15,916,625	$16,886,107	15,999,183	$14,895,649

Less:
Current portion of long-term debt	94,723		57,420

Total current portion	94,723		57,420

Total long-term debt, excluding current portion	$15,821,902		$15,941,763

The fair value for publicly traded instruments is determined using quoted market prices, and for non-publicly traded instruments, fair value is based upon composite pricing from a variety of sources, including market leading data providers, market makers, and leading brokerage firms. Substantially all of the inputs used to determine the fair value are classified as Level 1 inputs within the fair value hierarchy from FASB ASC 820, except our senior secured credit facilities, the inputs for which are classified as Level 2. The fair values of the New Dawn and the Horizons Holdings obligations approximate their respective book values.

Senior Secured Credit Facilities

On January 12, 2011, Intelsat Jackson Holdings S.A. ("Intelsat Jackson"), a wholly-owned subsidiary of Intelsat S.A., entered into a secured credit agreement (the "Intelsat Jackson Secured Credit Agreement"), which includes a $3.25 billion term loan facility maturing in April 2018 and a $500.0 million revolving credit facility with a five year maturity, and borrowed the full $3.25 billion under the term loan facility. The term loan facility requires regularly scheduled quarterly payments of principal equal to 0.25% of the original principal amount of the term loan beginning six months after January 12, 2011, with the remaining unpaid amount due and payable at maturity on April 2, 2018. Up to $350.0 million of the revolving credit facility is available for issuance of letters of credit. Additionally, up to $70.0 million of the revolving credit facility is available for swingline loans. Both the face amount of any outstanding letters of credit and any swingline loans reduce availability under the revolving credit facility on a dollar for dollar basis. Intelsat Jackson is required to pay a commitment fee for the unused commitments under the revolving credit facility, if any, at a rate per annum of 0.375%. In August 2011, we borrowed and subsequently repaid $200.0 million principal amount under the revolving credit facility. As of September 30, 2011, Intelsat Jackson had $462.0 million (net of standby letters of credit) of availability remaining under its revolving credit facility.

The Intelsat Jackson Secured Credit Agreement includes two financial covenants. Intelsat Jackson must maintain a consolidated secured debt to consolidated EBITDA ratio of less than or equal to 3.50 to 1.00 at the end of each fiscal quarter as well as a consolidated EBITDA to consolidated interest expense ratio of greater than or equal to 1.75 to 1.00 at the end of each fiscal quarter, in each case as such financial measures are defined in the Intelsat Jackson Secured Credit Agreement. Intelsat Jackson was in compliance with these financial maintenance covenant ratios with a consolidated secured debt to consolidated EBITDA ratio of 1.48 to 1.00 and a consolidated EBITDA to consolidated interest expense ratio of 2.74 to 1.00 as of September 30, 2011.

New Dawn Credit Facilities

On December 5, 2008, New Dawn entered into a $215.0 million secured financing arrangement with an eight year maturity that consists of senior and mezzanine term loan facilities. The credit facilities are non-recourse to New Dawn's shareholders, including us and our wholly-owned subsidiaries, beyond the shareholders' scheduled capital contributions. During the nine months ended September 30, 2011, New Dawn drew $35.2 million under this facility, primarily to fund the purchase of launch insurance for the launch of the Intelsat New Dawn satellite in the second quarter of 2011, and insurance on the satellite for five years in-orbit. The senior facility provides for a commitment of up to $125.0 million. The interest rate on term loans under the senior facility is the aggregate of the London Inter-Bank Offered Rate ("LIBOR") plus an applicable margin between 3.0% and 4.0% and certain costs, if incurred. The mezzanine facility provides for a commitment of up to $90.0 million. The interest rate on term loans under the mezzanine facility is the aggregate of LIBOR plus an applicable margin between 5.3% and 6.3% and certain costs, if incurred. New Dawn is required to pay a commitment fee at a rate per annum of 0.5% on any unused commitments under the credit facilities. During the nine months ended September 30, 2011, New Dawn paid $46.4 million for satellite related capital expenditures, and had aggregate outstanding borrowings of $187.2 million under its credit facilities as of September 30, 2011.

2011 Reorganization and 2011 Secured Loan Refinancing

On January 12, 2011, certain of our subsidiaries completed a series of internal transactions and related steps that reorganized the ownership of our assets among our subsidiaries and effectively combined the legacy businesses of Intelsat Subsidiary Holding Company S.A. ("Intelsat Sub Holdco") and Intelsat Corporation ("Intelsat Corp") in order to simplify our operations and enhance our ability to transact business in an efficient manner (the "2011 Reorganization"). Also on January 12, 2011, Intelsat Jackson entered into the Intelsat Jackson Secured Credit Agreement as discussed above, and borrowed $3.25 billion under a term loan facility. Part of the net proceeds of the term loan, amounting to $2.4 billion, were contributed or loaned to Intelsat Corp, which used such funds to repay its existing indebtedness under Intelsat Corp's senior secured facilities and to redeem Intelsat Corp's 9 1/4% Senior Notes due 2016. Separately, Intelsat Corp also redeemed all of its 9 1/4% Senior Notes due 2014 and its 6 7/8% Senior Secured Debentures due 2028. In addition, Intelsat Jackson contributed approximately $330.2 million of the net proceeds of the new term loan to Intelsat Sub Holdco to repay all existing indebtedness under Intelsat Sub Holdco's senior secured credit facilities. The entry into the Intelsat Jackson Secured Credit Agreement, the repayment of the existing indebtedness of Intelsat Corp and the repayment of all the secured existing indebtedness of Intelsat Sub Holdco are referred to collectively as the "2011 Secured Loan Refinancing". In connection with the 2011 Secured Loan Refinancing, certain of our interest rate swaps were assigned by Intelsat Sub Holdco and Intelsat Corp to Intelsat Jackson, and are now secured by a first priority security interest in the collateral that also secures obligations under the Intelsat Jackson Secured Credit Agreement. Additionally, in connection with the 2011 Secured Loan Refinancing, we recognized a loss on early extinguishment of debt of $87.9 million during the first quarter of 2011, which consists of the difference between the carrying value of the Intelsat Corp and Intelsat Sub Holdco debt repaid and the total cash amount paid (including related fees), and a write-off of unamortized debt discounts and debt issuance costs.

2011 Notes Redemptions

On March 18, 2011, Intelsat S.A. redeemed all of the $485.8 million aggregate principal amount outstanding of its 7 5/8% Senior Notes due 2012. Additionally, on March 18, 2011, Intelsat Sub Holdco redeemed $225.0 million aggregate principal amount outstanding of its 8 1/2% Senior Notes due 2013 (the "2013 Sub Holdco Notes"). In connection with these redemptions, we recognized a loss on early extinguishment of $80.3 million during the first quarter of 2011, which consists of the difference between the carrying value of the Intelsat S.A. and Intelsat Sub Holdco debt repaid and the total cash paid (including related fees), and a write-off of unamortized debt discounts and debt issuance costs. On April 8, 2011, Intelsat Intermediate Holding Company S.A. ("Intermediate Holdco") redeemed all of the $4.5 million aggregate principal amount outstanding of its 9 1/4% Senior Discount Notes due 2015.

2011 Intelsat Jackson Notes Offering, Tender Offers and Additional Redemptions

On April 5, 2011, Intelsat Jackson completed an offering of $2.65 billion aggregate principal amount of senior notes (the "2011 Intelsat Jackson Notes Offering"), consisting of $1.5 billion aggregate principal amount of 7 1/4% Senior Notes due 2019 and $1.15 billion aggregate principal amount of 7 1/2% Senior Notes due 2021 (collectively, the "New Jackson Notes"). The net proceeds from the sale of the New Jackson Notes were primarily used to repurchase all of the following notes in tender offers launched on March 21, 2011 and completed on April 15, 2011, and to subsequently redeem the remaining outstanding amounts of such notes on May 5, 2011:

•	$481.0 million aggregate principal amount outstanding of the Intermediate Holdco 9 1/2% Senior Discount Notes due 2015;

•	$625.3 million aggregate principal amount outstanding of the 2013 Sub Holdco Notes, after giving effect to the March 2011 partial redemption of the 2013 Sub Holdco Notes, as discussed above;

•	$681.0 million aggregate principal amount outstanding of the Intelsat Sub Holdco 8 7/8% Senior Notes due 2015;

•	$400.0 million aggregate principal amount outstanding of the 2015 Intelsat Sub Holdco Notes, Series B;

•	$55.0 million aggregate principal amount outstanding of the Intelsat Jackson 9 1/4% Senior Notes due 2016; and

•	$284.6 million aggregate principal amount outstanding of the Intelsat Jackson 11 1/2% Senior Notes due 2016.

As a result, all of the above series of notes were paid off in full and no third party debt remained outstanding at Intermediate Holdco and Intelsat Sub Holdco as of May 5, 2011. Additionally, in connection with the above transactions, we recognized a loss on early extinguishment of debt of $158.0 million during the second quarter of 2011, which consists of the difference between the carrying value of the debt repaid or redeemed and the total cash amount paid (including related fees), and a write-off of unamortized debt discounts and debt issuance costs.

Horizons Holdings Debt

On September 30, 2011, we began consolidating Horizons Holdings within our results (see Note 6—Investments—(b) Horizons Holdings). As of the date of consolidation, Horizons Holdings had a debt balance of $73.3 million which is included in long-term debt on our condensed consolidated balance sheet at September 30, 2011. Horizons Holdings incurred the debt pursuant to a loan agreement with JSAT in August 2005 (the "Horizons Loan") whereby JSAT loaned Horizon Holdings funds for the construction of the Horizons-2 satellite. Horizons Holdings' obligations under the loan agreement are secured by a security interest in substantially all of the assets of Horizons Holdings, Horizons-1 and Horizons-2. Payments on the Horizons Loan are made semi-annually in March and September in equal installments. As of September 30, 2011, six semi-annual payments remain on the Horizons Loan, which will be fully repaid in September 2014. The Horizons Loan carries an interest rate of LIBOR plus 0.6%.

Note 11    Long-Term Debt

The carrying amounts and fair values of our notes payable and long-term debt were as follows (in thousands):

	As of December 31, 2009		As of December 31, 2010
	Amount	Fair Value	Amount	Fair Value
Intelsat S.A.:
6.5% Senior Notes due November 2013	$353,550	$328,802	$353,550	$368,152
Unamortized discount on 6.5% Senior Notes	(92,653)	—	(73,687)	—
7.625% Senior Notes due April 2012	485,841	478,553	485,841	510,133
Unamortized discount on 7.625% Senior Notes	(71,932)	—	(43,757)	—

Total Intelsat S.A. obligations	674,806	807,355	721,947	878,285

Intelsat Luxembourg:
11.25% Senior Notes due February 2017	2,805,000	2,812,013	2,805,000	3,064,463
11.5% / 12.5% Senior PIK Election Notes due February 2017	2,149,991	2,106,991	2,427,138	2,675,919

Total Intelsat Luxembourg obligations	4,954,991	4,919,004	5,232,138	5,740,382

Intelsat Jackson:
11.25% Senior Notes due June 2016	1,048,220	1,132,078	1,048,220	1,129,457
Unamortized premium on 11.25% Senior Notes	5,619	—	4,990	—
11.5% Senior Notes due June 2016	284,595	306,651	284,595	305,940
9.5% Senior Notes due June 2016	701,913	751,047	701,913	740,518
9.25% Senior Notes due June 2016	55,035	55,794	55,035	59,509
Senior Unsecured Credit Facilities due February 2014	195,152	176,515	195,152	185,161
New Senior Unsecured Credit Facilities due February 2014	810,876	733,437	810,876	769,359
8.5% Senior Notes due November 2019	500,000	513,750	500,000	543,750
Unamortized discount on 8.5% Senior Notes	(4,119)	—	(3,845)	—
7.25% Senior Notes due October 2020	—	—	1,000,000	1,010,000

Total Intelsat Jackson obligations	3,597,291	3,669,272	4,596,936	4,743,694

Intermediate Holdco:
9.25% Senior Discount Notes due February 2015	4,516	4,640	4,545	4,681
9.5% Senior Discount Notes due February 2015	477,385	490,513	481,020	495,451

Total Intermediate Holdco obligations	481,901	495,153	485,565	500,132

Intelsat Sub Holdco:
8.5% Senior Notes due January 2013	883,346	901,013	850,346	852,472
8.875% Senior Notes due January 2015	681,012	703,145	681,012	699,740
Senior Secured Credit Facilities due July 2013	334,408	317,420	330,960	328,478
8.875% Senior Notes due January 2015, Series B	400,000	413,000	400,000	411,000
Unamortized discount on 8.875% Senior Notes	(73,759)	—	(63,050)	—
Capital lease obligations	191	191	—	—
7% Note payable to Lockheed Martin Corporation	5,000	5,000	—	—

Total Intelsat Sub Holdco obligations	2,230,198	2,339,769	2,199,268	2,291,690

New Dawn:
Senior Secured Debt Facility	72,652	72,652	84,773	84,773
Mezzanine Facility Term Loan	42,137	42,137	62,819	62,819

New Dawn obligations	114,789	114,789	147,592	147,592

Intelsat Corp:
Senior Secured Credit Facilities due January 2014	1,733,391	1,630,427	1,715,522	1,709,517
Unamortized discount on Senior Secured Credit Facilities	(10,785)	—	(8,361)	—
Senior Secured Credit Facilities due July 2012	204,648	195,644	133,466	132,305
9.25% Senior Notes due August 2014	658,119	676,217	111,833	115,333
9.25% Senior Notes due June 2016	580,719	599,592	580,719	627,177
6.875% Senior Secured Debentures due January 2028	125,000	104,688	—	—
Unamortized discount on 6.875% Senior Secured Debentures	(24,369)	—	—	—

Total Intelsat Corp obligations	3,266,723	3,206,568	2,533,179	2,584,332

Total Intelsat S.A. long-term debt	15,320,699	$15,551,910	15,916,625	$16,886,107

Less:
Current portion of capital lease obligations	191		—
Current portion of long-term debt	97,498		94,723

Total current portion	97,689		94,723

Total long-term debt, excluding current portion	$15,223,010		$15,821,902

The fair value for publicly traded instruments is determined using quoted market prices and, for non-publicly traded instruments, fair value is based upon composite pricing from a variety of sources, including market leading data providers, market makers, and leading brokerage firms. Substantially all of the inputs used to determine the fair value are classified as Level 1 inputs within the fair value hierarchy from FASB ASC 820, except our senior secured credit facilities, the inputs for which are classified as Level 2. The fair values of the New Dawn obligations and the note payable to Lockheed Martin Corporation approximate their respective book values.

Required principal repayments of long-term debt, excluding payments on capital lease obligations, over the next five years and thereafter as of December 31, 2010 are as follows (in thousands):

Year	Amount
2011	$94,723
2012	574,618
2013	1,561,216
2014	2,801,240
2015	1,594,880
2016 and thereafter	9,477,658

Total	$16,104,335

2011 Reorganization and 2011 Refinancing

On January 12, 2011, certain of our subsidiaries completed a series of internal transactions and related steps that reorganized the ownership of our assets among our subsidiaries and effectively combined the legacy businesses of Intelsat Sub Holdco and Intelsat Corp in order to simplify our operations and enhance our ability to transact business in an efficient manner. Also on January 12, 2011, Intelsat Jackson entered into a Credit Agreement (the "Intelsat Jackson Secured Credit Agreement"), and borrowed $3.25 billion under a term loan facility. Part of the net proceeds of the term loan, amounting to $2.4 billion, were contributed or loaned to Intelsat Corp, which used such funds to repay its existing indebtedness under Intelsat Corp's senior secured facilities and to redeem Intelsat Corp's 9 1/4% Senior Notes due 2016. Separately, Intelsat Corp also redeemed all of its 9 ¼% Senior Notes due 2014 (the "2014 Corp Notes") and its 6 7/8% Senior Secured Debentures due 2028 (the "2028 Corp Notes"). In addition, Intelsat Jackson contributed approximately $330.2 million of the net proceeds of the new term loan to Intelsat Sub Holdco to repay all existing indebtedness under Intelsat Sub Holdco's senior secured credit facilities. The entry into the Intelsat Jackson Secured Credit Agreement, the repayment of the existing indebtedness of Intelsat Corp and the repayment of all the secured existing indebtedness of Intelsat Sub Holdco are referred to collectively as the 2011 Refinancing. In connection with the 2011 Refinancing, certain of our interest rate swaps were assigned by Intelsat Sub Holdco and Intelsat Corp to Intelsat Jackson, and are now secured by a first priority security interest in the collateral that also secures obligations under the Intelsat Jackson Secured Credit Agreement. Additionally, in connection with the 2011 Refinancing, we will recognize a loss on early extinguishment of debt in January 2011 of $87.9 million, which is driven by the difference between the carrying value of the Intelsat Corp and Intelsat Sub Holdco debt repaid and the total cash amount paid (including related fees), and a write-off of unamortized debt discounts and debt issuance costs.

The Proposed Redemptions

On February 16, 2011, Intelsat S.A. issued a notice of redemption stating that it intends to redeem all of the $485,841,000 aggregate principal amount outstanding of the 2012 Intelsat S.A. Notes, and Intelsat Sub Holdco issued a notice of partial redemption stating that it intends to redeem $225 million aggregate principal amount of the 2013 Sub Holdco Notes. These redemptions, which are expected to occur on March 18, 2011, are referred to collectively as the Proposed Redemptions. The Proposed Redemptions are expected to be funded with cash on hand, primarily from the excess proceeds received by Intelsat Jackson from the new term loan discussed above under—The 2011 Refinancing and from the issuance of the 2020 Jackson Notes defined below under—2010 Debt Transactions. After the partial redemption of the 2013 Sub Holdco Notes, approximately $625,346,000 aggregate principal amount of the 2013 Sub Holdco Notes is expected to remain outstanding.

2010 Consent Solicitation

On April 21, 2010, Intelsat S.A. completed a consent solicitation that resulted in the amendment of certain terms of the indenture governing the 2012 Intelsat S.A. Notes and Intelsat S.A.'s 6 1/2% Senior Notes due 2013. The most significant amendments replaced the limitation on secured debt covenant, which limited secured debt of Intelsat S.A. and its restricted subsidiaries to 15% of their consolidated net tangible assets (subject to certain exceptions), with a new limitation on liens covenant, which generally limits such secured debt to two times the adjusted EBITDA of Intelsat S.A. plus certain general baskets (subject to certain exceptions), and made certain corresponding changes to the sale and leaseback covenant as a result of the addition of the new limitation on liens covenant. As consideration, Intelsat S.A. paid the consenting holders of such notes a consent payment equal to 2% of the outstanding principal amount of notes held by such holders that totaled approximately $15.4 million, which was capitalized and will be amortized over the remaining terms of the notes

Description of Indebtedness

(a) Intelsat S.A.

Senior Notes due 2013

Intelsat S.A. had $353.6 million in aggregate principal amount of Senior Notes due 2013 (the "2013 Senior Notes") outstanding at December 31, 2010. These notes bear interest at 6 1/2% annually and mature in November 2013.

Interest is payable on the 2013 Senior Notes semi-annually on May 1 and November 1 of each year. Intelsat S.A. may redeem some or all of the 2013 Senior Notes at any time at the redemption prices set forth in the 2013 Senior Notes. Intelsat S.A. may also redeem the outstanding 2013 Senior Notes in whole in the event of certain tax changes affecting the senior notes, as set forth in the indenture governing the 2013 Senior Notes. The 2013 Senior Notes are senior unsecured obligations of Intelsat S.A. and rank equally with Intelsat S.A.'s other senior unsecured indebtedness.

Senior Notes due 2012

Intelsat S.A. had $485.8 million in aggregate principal amount of Senior Notes due 2012 (the "2012 Intelsat S.A. Notes") outstanding at December 31, 2010. These notes bear interest at 7 5/8% annually and mature in April 2012. Interest is payable on the 2012 Intelsat S.A. Notes semi-annually on April 15 and October 15 of each year. Intelsat S.A. may redeem some or all of the 2012 Intelsat S.A. Notes at any time at the redemption prices set forth in the 2012 Intelsat S.A. Notes. Intelsat S.A. may also redeem the outstanding 2012 Intelsat S.A. Notes in whole in the event of certain tax changes affecting the 2012 Intelsat S.A. Notes, as set forth in the indenture governing the 2012 Intelsat S.A. Notes. The 2012 Intelsat S.A. Notes are senior unsecured obligations of Intelsat S.A. and rank equally with Intelsat S.A.'s other senior unsecured indebtedness.

(b) Intelsat Luxembourg

Senior Notes due 2017

Intelsat Luxembourg had $2.8 billion in aggregate principal amount of Senior Notes due 2017 (the "2017 Senior Notes") outstanding at December 31, 2010. These notes bore interest at 7 7/8% on and prior to August 4, 2008, and bear interest at 11 1/4% after August 4, 2008. The notes mature in February of 2017. Interest is payable on the 2017 Senior Notes semi-annually on August 15 and February 15 of each year. The 2017 Senior Notes are senior unsecured obligations of Intelsat Luxembourg and rank equally with Intelsat Luxembourg's other senior unsecured indebtedness. The 2017 Senior Notes are guaranteed by Intelsat S.A.

Senior PIK Election Notes due 2017

Intelsat Luxembourg had $2.4 billion in aggregate principal amount of Senior PIK Election Notes due 2017 (the "2017 PIK Notes") outstanding at December 31, 2010. The notes mature in February of 2017. Interest on the 2017 PIK Notes is payable semi-annually on August 15 and February 15 of each year. The 2017 PIK Notes are senior unsecured obligations of Intelsat Luxembourg and rank equally with Intelsat Luxembourg's other senior unsecured indebtedness. The 2017 PIK Notes are guaranteed by Intelsat S.A.

Intelsat Luxembourg may, at its option, elect to pay interest on the 2017 PIK Notes (i) entirely in cash, (ii) entirely in payment-in-kind ("PIK") interest or (iii) 50% in cash and 50% in PIK interest, through February 15, 2013. After February 15, 2013, interest on the 2017 PIK Notes will be payable in cash. Cash interest on the 2017 PIK Notes accrued at the rate of 7.53% on and prior to August 4, 2008, and accrues at 11 1/2% after August 4, 2008. If we elect to pay in PIK interest, the applicable PIK interest rate will be the cash pay interest rate in effect during the period plus 100 basis points. If we elect to pay any PIK interest, we will either increase the principal amount of the outstanding 2017 PIK Notes or issue new 2017 PIK Notes to holders of the 2017 PIK Notes in an amount equal to the amount of PIK interest for the applicable interest payment period.

We made elections to pay interest on the 2017 PIK Notes 50% in cash and 50% in PIK interest for the interest period August 16, 2010 through February 14, 2011. We elected to pay interest on the 2017 PIK Notes for the interest period February 15, 2011 through August 15, 2011 entirely in cash.

(c) Intelsat Jackson

11 1/4% Senior Notes due 2016 and 11 1/2% Senior Notes due 2016

Intelsat Jackson had $1.0 billion in aggregate principal amount of its 11 1/4% Senior Notes due 2016 (the "2016 Notes") and $284.6 million in aggregate principal amount of its 11 1/2% Senior Notes due 2016 (the "New 2016 Notes") outstanding at December 31, 2010. The 2016 Notes and the New 2016 Notes are guaranteed by Intelsat S.A.

Interest is payable on both the 2016 Notes and the New 2016 Notes (collectively, the "Intelsat Jackson Senior Notes") semi-annually on June 15 and December 15. Intelsat Jackson may redeem some or all of the Intelsat Jackson Senior Notes at any time prior to June 15, 2011 at a price equal to 100% of the principal amount thereof plus the make-whole premium described in the respective notes. Thereafter, Intelsat Jackson may redeem some or all of the respective notes at the applicable redemption prices set forth in the respective notes. The Intelsat Jackson Senior Notes are senior unsecured obligations of Intelsat Jackson and rank equally with Intelsat Jackson's other senior unsecured indebtedness.

9 1/4% Senior Notes due 2016 and 9 1/2% Senior Notes due 2016

Intelsat Jackson had $55.0 million in aggregate principal amount of its 9 1/4% Senior Notes due 2016 (the "2016 Guaranteed Notes") and $701.9 million in aggregate principal amount of its 9 1/2% Senior Notes due 2016 (the "New 2016 Guaranteed Notes") outstanding at December 31, 2010. The 2016 Guaranteed Notes and the New 2016 Guaranteed Notes are guaranteed by Intelsat S.A., Intelsat Luxembourg, Intelsat Sub Holdco and certain of its subsidiaries.

Interest is payable on both the 2016 Guaranteed Notes and the New 2016 Guaranteed Notes (collectively, the "Intelsat Jackson Guaranteed Notes") semi-annually on June 15 and December 15. Intelsat Jackson may redeem some or all of the Intelsat Jackson Guaranteed Notes at any time prior to June 15, 2011 at a price equal to 100% of the principal amount thereof plus the make-whole premium described in the respective notes. Thereafter, Intelsat Jackson may redeem some or all of the respective notes at the applicable redemption prices set forth in the respective notes. The Intelsat Jackson Guaranteed Notes are senior unsecured obligations of Intelsat Jackson and rank equally with Intelsat Jackson's other senior unsecured indebtedness.

8 1/2% Senior Notes due 2019

Intelsat Jackson had $500.0 million in aggregate principal amount of its 8 1/2% Senior Notes due 2019 (the "2019 Jackson Notes") outstanding at December 31, 2010. The 2019 Notes are guaranteed by Intelsat S.A., Intelsat Luxembourg, Intelsat Sub Holdco and certain of its subsidiaries.

Interest is payable on the 2019 Jackson Notes semi-annually on May 1 and November 1. Intelsat Jackson may redeem some or all of the 2019 Notes at any time prior to November 1, 2014 at a price equal to 100% of the principal amount thereof plus the make-whole premium described in the respective notes. Thereafter, Intelsat Jackson may redeem some or all of the respective notes at the applicable redemption prices set forth in the respective notes.

The 2019 Notes are senior unsecured obligations of Intelsat Jackson and rank equally with Intelsat Jackson's other senior unsecured indebtedness.

7 1/4% Senior Notes due 2020

Intelsat Jackson had $1.0 billion in aggregate principal amount of its 7 1/4% Senior Notes due 2020 (the "2020 Jackson Notes") outstanding at December 31, 2010. The 2020 Jackson Notes are guaranteed by Intelsat S.A., Intelsat Luxembourg, Intelsat Sub Holdco and certain of its subsidiaries.

Interest is payable on the 2020 Jackson Notes semi-annually on April 15 and October 15. With the exception of the two options stated below, the Notes shall not be redeemable prior to October 15, 2015. Thereafter, Intelsat Jackson may redeem some or all of the respective notes at the applicable redemption prices set forth in the respective notes.

Intelsat Jackson may redeem some or all of the 2020 Notes at any time prior to October 15, 2015 at a price equal to 100% of the principal amount thereof plus the applicable premium described in the respective notes. Or Intelsat Jackson may redeem at its option some or all of the 2020 Notes at any time prior to October 15, 2013 for up to 35% of the aggregate principal amount of the Notes under the conditions set forth in the respective notes.

Intelsat Jackson Senior Unsecured Credit Agreement

Intelsat Jackson has a senior unsecured credit facility consisting of a senior unsecured term loan facility due 2014 with $195.2 million outstanding at December 31, 2010. As discussed above, pursuant to the Intelsat Bermuda Transfer, the Intelsat Jackson Senior Unsecured Credit Agreement was transferred to Intelsat Jackson, and Intelsat Bermuda executed a supplemental agreement pursuant to which it became a guarantor of the Intelsat Jackson Senior Unsecured Credit Agreement.

Borrowings under the Intelsat Jackson Senior Unsecured Credit Agreement bear interest at either (i) London Interbank Offered Rate ("LIBOR") plus 250 basis points or (ii) the Above Bank Rate ("ABR"), which is the rate for any day equal to the higher of (a) the Federal Funds Rate plus1/2 of 1.00% and (b) the rate of interest in effect for such day as its prime rate, plus 150 basis points.

Borrowings under the Intelsat Jackson Senior Unsecured Credit Agreement are prepayable at any time without premium or penalty. With respect to a change in control or asset sales, the Intelsat Jackson Unsecured Credit Agreement contains substantially the same prepayment provisions as the 2016 Guaranteed Notes (as defined above).

Borrowings under the Intelsat Jackson Senior Unsecured Credit Agreement are guaranteed by Intelsat S.A., Intelsat Luxembourg, Intelsat Sub Holdco and all of Intelsat Sub Holdco's subsidiaries that guarantee the 2016 Guaranteed Notes, the 2019 Jackson Notes and the 2020 Jackson Notes.

New Intelsat Jackson Senior Unsecured Credit Agreement

On July 1, 2008, Intelsat Jackson entered into the New Intelsat Jackson Senior Unsecured Credit Agreement, consisting of a senior unsecured term loan facility due 2014 with $810.9 million outstanding at December 31, 2010.

Borrowings under the New Intelsat Jackson Senior Unsecured Credit Agreement bear interest at either (i) LIBOR plus 300 basis points or (ii) the ABR, which is the rate for any day equal to the higher of (a) the Federal Funds Rate plus 50 basis points or (b) the prime rate, plus 200 basis points. With respect to a change in control or asset sales, the New Intelsat Jackson Senior Unsecured Credit Agreement contains substantially the same prepayment provisions as the Intelsat Jackson Senior Unsecured Credit Agreement.

Borrowings under the New Intelsat Jackson Senior Unsecured Credit Agreement are guaranteed by Intelsat S.A., Intelsat Luxembourg, Intelsat Sub Holdco and all of Intelsat Sub Holdco's subsidiaries that guarantee the 2016 Guaranteed Notes, the 2019 Jackson Notes and the 2020 Jackson Notes.

(d) Intermediate Holdco

Senior Discount Notes due 2015

Intermediate Holdco had $4.5 million in aggregate principal amount at maturity of 9 1/4 % Senior Discount Notes due 2015 (the "2015 Discount Notes") outstanding at December 31, 2010.

Until February 1, 2010, interest accrued on the 2015 Discount Notes at the rate of 9 1/4% per annum, in the form of an increase in the accrued value (representing amortization of the original issue discount) between the date of original issuance and February 1, 2010. Cash interest is payable on the 2015 Discount Notes semi-annually on February 1 and August 1of each year, beginning on August 1, 2010.

The 2015 Discount Notes are senior unsecured obligations of Intermediate Holdco and Intelsat S.A. and rank equally with the other senior unsecured indebtedness of Intermediate Holdco and Intelsat S.A. Borrowings under the 2015 Discount Notes are guaranteed by Intelsat Luxembourg and Intelsat Jackson.

New Senior Discount Notes due 2015

On June 27, 2008, Intermediate Holdco had $481.0 million in aggregate principal amount at maturity of 9 1/2% Senior Discount Notes due 2015 (the "New 2015 Senior Discount Notes") outstanding at December 31, 2010.

Until February 1, 2010, interest accrued on the New 2015 Senior Discount Notes at the rate of 9 1/4% per annum, in the form of an increase in the accrued value (representing amortization of the original issue discount) between the date of original issuance and February 1, 2010. Cash interest is payable on the New 2015 Senior Discount Notes semi-annually on February 1 and August 1of each year, beginning on August 1, 2010. Intermediate Holdco may redeem some or all of the New 2015 Senior Discount Notes at any time at the redemption prices as set forth in the New 2015 Senior Discount Notes.

The New 2015 Senior Discount Notes are senior unsecured obligations of Intermediate Holdco and Intelsat S.A. and rank equally with the other senior unsecured indebtedness of Intermediate Holdco and Intelsat S.A. Borrowings under the New 2015 Senior Discount Notes are guaranteed by Intelsat Luxembourg and Intelsat Jackson.

(e) Intelsat Sub Holdco

8 1/2% Senior Notes due 2013 and 8 7/8% Senior Notes due 2015

Intelsat Sub Holdco had $850.3 million in aggregate principal amount at maturity of 8 1/2 % Senior Notes due 2013 (guaranteed by certain subsidiaries) outstanding at December 31, 2010, and had $681.0 million in aggregate principal amount at maturity of 8 7/8% Senior Notes due 2015 (guaranteed by certain subsidiaries) outstanding at December 31, 2010 (collectively, the "New Sub Holdco Senior Notes").

Interest is payable on the New Sub Holdco Senior Notes semi-annually on January 15 and July 15. Intelsat Sub Holdco may redeem some or all of the New Sub Holdco Senior Notes at a price equal to 100% of the principal amount thereof plus the make-whole premium described in the respective notes.

The New Sub Holdco Senior Notes are senior unsecured obligations of Intelsat Sub Holdco and rank equally with Intelsat Sub Holdco's other senior unsecured indebtedness. The New Sub Holdco Senior Notes are guaranteed by Intelsat S.A., Intelsat Luxembourg, Intelsat Jackson, Intermediate Holdco and certain subsidiaries of Intelsat Sub Holdco.

8 7/8% Senior Notes due 2015, Series B

Intelsat Sub Holdco had $400.0 million in aggregate principal amount at maturity of 8 7/8% Senior Notes due 2015 (the "2015 Senior Notes") (guaranteed by certain subsidiaries) outstanding at December 31, 2010.

Interest is payable on the 2015 Senior Notes semi-annually on January 15 and July 15. Intelsat Sub Holdco may redeem some or all of the 2015 Senior Notes at a price equal to 100% of the principal amount thereof plus the make-whole premium described in the respective notes.

The 2015 Senior Notes are senior unsecured obligations of Intelsat Sub Holdco and rank equally with Intelsat Sub Holdco's other senior unsecured indebtedness. The 2015 Senior Notes are guaranteed by Intelsat S.A., Intelsat Luxembourg, Intelsat Jackson, Intermediate Holdco and certain subsidiaries of Intelsat Sub Holdco.

At the date of issuance of the 2015 Senior Notes, we determined that these debt instruments contained a contingent put option clause within the host contract, which affords the holders of the notes the option to require the issuer to repurchase such notes at 101% of their principal amount in the event of a change of control, as defined in the indenture governing the notes. In our evaluation of the financing arrangement, we concluded that the contingent put option required bifurcation in accordance with current accounting standards under FASB ASC 815. We were therefore required to bifurcate the contingent put option and carry it as a derivative liability at fair value. We estimated the fair value of the derivative on the date of inception using a standard valuation technique, which places the most significant emphasis upon the estimated date and probability of a change of control and incorporates the issue price, maturity date and change of control put price. The fair value of the embedded derivative was calculated at $36.0 million upon inception and $4.3 million at December 31, 2010. The allocation of a portion of the proceeds from the debt issuance to the fair value of the embedded derivative resulted in an additional discount to the carrying value of the 2015 Senior Notes. The additional discount will be amortized in the consolidated statements of operations using the effective interest method over the term of the 2015 Senior Notes. Additionally, the embedded derivative will be adjusted to fair value at the end of each reporting period with any change in fair value recognized through earnings (see Note 12—Derivative Instruments and Hedging Activities—Put Option Embedded Derivative Instrument).

Senior Secured Credit Facilities

As of December 31, 2010, Intelsat Sub Holdco had a revolving credit facility and a term loan outstanding under its amended and restated credit agreement (the "Sub Holdco Credit Agreement") dated July 3, 2006. On January 21, 2011, this credit facility was fully repaid in connection with the 2011 Refinancing as discussed above.

The Sub Holdco Credit Agreement provided for:

•	a $344.8 million senior secured term loan facility with a seven-year maturity;

•	a $270.8 million senior secured revolving credit facility with a six-year maturity; and

•	a $50.0 million incremental revolving credit facility provision.

The revolving credit facility was available on a revolving basis and terminated on July 3, 2012. $200.0 million of the revolving credit facility was available for issuance of letters of credit. Additionally, $35.0 million of the revolving credit facility was available for swingline loans. Both the face amount of any outstanding letters of credit and any swingline loans would reduce availability under the revolving credit facility on a dollar for dollar basis.

Following an amendment on January 25, 2008, interest rates for the term loan portion of the Sub Holdco Credit Agreement ranged, at the option of Intelsat Sub Holdco, (i) from the LIBOR rate plus 1.75% to the LIBOR rate plus 2.00%, or (ii) the ABR, which is the rate for any day (rounded upwards, if necessary, to the next 1/16 of 1.00%) equal to the greater of (a) the prime rate in effect on such day or (b) the Federal Funds Rate in effect on such day plus 1/2 of 1.00%, as defined in the Sub Holdco Credit Agreement, plus 0.75%, to the ABR plus 1.00%, depending on certain financial measures. Interest rates for the revolving credit facility portion of the Sub Holdco Credit Agreement ranged, at the option of Intelsat Sub Holdco, (i) from LIBOR plus 2.00% to LIBOR plus 2.50% or (ii) the ABR plus 1.00% to the ABR plus 1.50%, depending on certain financial measures. The ABR and LIBOR, plus the applicable margins, were determined as specified in the Sub Holdco Credit Agreement, as amended.

Intelsat Sub Holdco was required to pay a commitment fee for the unused commitments under the revolving credit facility, if any, at a rate per annum of 3/8%. Both the face amount of any outstanding letters of credit and any swingline loans reduced availability under the revolving credit facility on a dollar for dollar basis. Obligations under the Sub Holdco Credit Agreement were guaranteed by certain of Intelsat Sub Holdco's subsidiaries, as well as by Intelsat Luxembourg, Intelsat Jackson and Intermediate Holdco, and secured by a perfected first priority security interest to the extent legally permissible in substantially all of the tangible and intangible assets of the borrower and guarantors, with certain agreed exceptions.

No amounts were outstanding under the revolving credit facility as of December 31, 2010; however, $36.1 million in letters of credit were issued and outstanding under the facility. The borrowing availability under the revolving credit facility was $234.7 million at such date.

The credit agreement governing Intelsat Sub Holdco's senior secured credit facilities and the indentures governing all our outstanding notes contained a number of restrictive covenants that imposed significant operating and financial restrictions on us. The senior secured credit facilities also included a financial covenant that required the borrower to maintain compliance with a Consolidated Secured Debt to Consolidated EBITDA Ratio (as defined in the Sub Holdco Credit Agreement) of less than or equal to 1.5 to 1.0. We were in compliance with this financial maintenance covenant ratio with a Consolidated Secured Debt to Consolidated EBITDA Ratio of 0.05:1.00 as of December 31, 2010. In addition, the senior secured credit facilities required that the borrower use a portion of the proceeds of certain asset sales, in excess of specified amounts, that were not reinvested in the business, to repay indebtedness under such facilities. The credit agreement governing the senior secured credit facilities and the indentures governing the outstanding notes also included covenants (subject to a number of qualifications) restricting, among other things, our ability and certain of our subsidiaries' ability to pay dividends, or make redemptions, repurchases or distributions with respect to capital stock; make certain loans or investments; engage in mergers, acquisitions, asset sales and sale and lease-back transactions; and engage in transactions with affiliates.

(f) Intelsat New Dawn

New Dawn Credit Facilities

On December 5, 2008, New Dawn entered into a $215.0 million secured financing arrangement that consists of a senior and mezzanine term loan facilities. The credit facilities are non-recourse to New Dawn's shareholders, including us and our wholly-owned subsidiaries, beyond the shareholders' scheduled capital contributions. During the twelve months ended December 31, 2010, New Dawn drew $25.6 million under this facility to fund future capital expenditures. The senior facility provides for a commitment of up to $125.0 million. The interest rate on term loans under the senior facility is the aggregate of the LIBOR plus an applicable margin between 3.0% and 4.0% and certain costs, if incurred. The mezzanine facility provides for a commitment of up to $90.0 million. The interest rate on term loans under the mezzanine facility is the aggregate of LIBOR plus an applicable margin between 5.3% and 6.3% and certain costs, if incurred. New Dawn is required to pay a commitment fee at a rate per annum of 1/2% on any unused commitments under the credit facilities. During the twelve months ended December 31, 2010, New Dawn paid $49.3 million of satellite related capital expenditures, and had aggregate outstanding borrowings of $147.6 million under its credit facilities.

(g) Intelsat Corp

Senior Secured Credit Facilities

As of December 31, 2010, Intelsat Corp had a revolving credit facility and certain term loans outstanding under the Intelsat Corp Amended and Restated Credit Agreement. On January 21, 2011, this credit facility was fully repaid in connection with the 2011 Refinancing as discussed above.

Intelsat Corporation's senior secured credit facilities provided for:

•	a $355.9 million senior secured Term Loan A-3 Facility with a six-year maturity;

•	a $1,785.1 million senior secured Term Loan B-2 Facility with a seven and one half-year maturity;

•	a $175.0 million senior secured revolving credit facility with a six-year maturity; and

•	a $75.0 million incremental revolving credit facility provision.

The revolving credit facility was available on a revolving basis and terminated on July 3, 2012. $150.0 million of the revolving credit facility was available for issuance of letters of credit. Additionally, a portion of the revolving credit facility was available for swingline loans. Both the face amount of any outstanding letters of credit and any swingline loans would reduce availability under the revolving credit facility on a dollar for dollar basis. Following the amendment on January 25, 2008, interest rates for the term loan portion of the Intelsat Corp Amended and Restated Credit Agreement ranged, at the option of Intelsat Corp, (i) from LIBOR plus 1.75% to LIBOR plus 2.50% or (ii) the ABR plus 0.75% to the ABR plus 1.50%, depending on certain financial measures. Interest rates for the revolving credit facility portion of the Intelsat Corp Amended and Restated Credit Agreement ranged, at the option of Intelsat Corp, (i) from LIBOR plus 2.50% to LIBOR plus 2.875% or (ii) the ABR plus 1.50% to the ABR plus 1.875%, depending on certain financial measures. The ABR and LIBOR, plus the applicable margins, were determined as specified in the Intelsat Corp Amended and Restated Credit Agreement, as amended.

Intelsat Corp was required to pay a commitment fee for the unused commitments under the revolving credit facility, if any, at a rate per annum of 0.375%. Certain of the collateral pledged to secure Intelsat Corp's obligations under its senior secured credit facilities was shared with the holders of Intelsat Corp's $125.0 million 6 7/8% Senior Secured Debentures due 2028.

No amounts were outstanding under the revolving credit facility as of December 31, 2010; however, $1.7 million in letters of credit were issued and outstanding under the facility. The borrowing availability under the revolving credit facility was $152.5 million at December 31, 2010. Under the terms of the credit agreements governing both Intelsat Sub Holdco's senior secured credit facilities and Intelsat Corp's amended and restated senior credit facilities, the ability of each company to borrow under its respective revolving credit facility was subject to compliance by each company's indirect parent, Intelsat S.A., under a senior secured debt covenant included in the indenture governing Intelsat S.A.'s outstanding senior notes. As a result, under certain circumstances, Intelsat Corp may not be able to borrow up to the full amount of borrowing availability under its revolving credit facility if Intelsat Sub Holdco has certain amounts outstanding under its revolving credit facility.

The credit agreement governing the Intelsat Corp senior secured credit facilities and the indentures governing our outstanding notes described below contained a number of restrictive covenants that impose significant operating and financial restrictions on us. The senior secured credit facilities also included a financial covenant that requires the borrower to maintain a Consolidated Secured Debt to Consolidated EBITDA Ratio (as defined in the Intelsat Corp Amended and Restated Credit Agreement) of less than or equal to 4.5 to 1.0. We were in compliance with this financial maintenance covenant ratio, with a Consolidated Secured Debt to Consolidated EBITDA Ratio of 2.03:1.00, as of December 31, 2010. In addition, the senior secured credit facilities require that the borrower use a portion of the proceeds of certain asset sales, in excess of specified amounts, that are not reinvested in the business, to repay indebtedness under such facilities. The credit agreement governing the senior secured credit facilities and the indentures governing the outstanding notes also included covenants (subject to a number of qualifications) restricting, among other things, our ability and certain of our subsidiaries' ability to pay dividends, or make redemptions, repurchases or distributions with respect to capital stock; make certain loans or investments; engage in mergers, acquisitions, asset sales and sale and lease-back transactions; and engage in transactions with affiliates.

9 1/4% Senior Notes due 2014

Intelsat Corp had $111.8 million in aggregate principal amount of its 9 1/4% Senior Notes due 2014, (the "New Intelsat Corp 2014 Senior Notes") outstanding at December 31, 2010. On January 20, 2011, all of these notes were redeemed in connection with the 2011 Refinancing discussed above.

Interest on these notes was payable semi-annually on February 15 and August 15 of each year. If Intelsat Corp made certain asset sales, Intelsat Corp would be required to offer to repurchase some or all of these notes at a purchase price equal to 100% of the principal amount plus accrued and unpaid interest and Special Interest (as defined in the Intelsat Corp 2014 Senior Notes), if any.

The New Intelsat Corp 2014 Senior Notes were senior unsecured obligations of Intelsat Corp and ranked equally with Intelsat Corp's other senior unsecured indebtedness.

9 1/4% Senior Notes due 2016

Intelsat Corp had $580.7 million of its 9 1/4% Senior Notes due 2016, (the "Intelsat Corp 2016 Senior Notes") outstanding at December 31, 2010. On January 12, 2011, all of these notes were redeemed in connection with the 2011 Refinancing discussed above.

Interest on these notes was payable semi-annually on June 15 and December 15 of each year. Prior to June 15, 2011, Intelsat Corp had the option to redeem all or a portion of these notes at a price equal to 100% of the principal amount thereof plus a "make-whole" premium; Intelsat Corp had the option to redeem all or a portion of these notes on or after June 15, 2011 at par plus accrued interest plus a premium equal to 4 1/2%, which premium would decline ratably on each yearly anniversary of the date of issuance to zero on the date that is two years prior to the maturity date of these notes. If Intelsat Corp made certain asset sales, it would be required to offer to repurchase some or all of these notes at a purchase price equal to 100% of the principal amount plus accrued and unpaid interest, if any.

The Intelsat Corp 2016 Senior Notes were senior unsecured obligations of Intelsat Corp and ranked equally with Intelsat Corp's other senior unsecured indebtedness.

Derivative Instruments And Hedging Activities	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Derivative Instruments And Hedging Activities [Abstract]
Derivative Instruments And Hedging Activities

Note 9    Derivative Instruments and Hedging Activities

Interest Rate Swaps

We are subject to interest rate risk primarily associated with our variable rate borrowings. Interest rate risk is the risk that changes in interest rates could adversely affect earnings and cash flows. Specific interest rate risk includes: the risk of increasing interest rates on short-term debt; the risk of increasing interest rates for planned new fixed long-term financings; and the risk of increasing interest rates for planned refinancing using long-term fixed rate debt. In order to mitigate this risk, we have entered into interest rate swap agreements to reduce the impact of interest rate movements on future interest expense by converting substantially all of our floating-rate debt to a fixed rate.

In connection with the 2011 Secured Loan Refinancing, certain of our interest rate swaps were assigned by Intelsat Sub Holdco and Intelsat Corp to Intelsat Jackson, and are now secured by a first priority security interest in the collateral that also secures obligations under the Intelsat Jackson Secured Credit Agreement (see Note 8—Long-Term Debt).

As of September 30, 2011, we held interest rate swaps with an aggregate notional amount of $2.3 billion that mature in 2013. These swaps were entered into as further described below to economically hedge the variability in cash flow on a portion of the floating-rate term loan under our senior secured and unsecured credit facilities, but have not been designated as hedges for accounting purposes. On a quarterly basis, we receive a floating rate of interest equal to the three-month LIBOR and pay a fixed rate of interest. On the interest rate reset date of September 14, 2011, the interest rate which the counterparties utilized to compute interest due to us was determined to be 0.3429%.

Additionally, New Dawn had a zero-coupon interest rate swap with varying notional amounts that matured on July 7, 2011. As of September 30, 2011, New Dawn had a floating-to-fixed interest rate swap to hedge future interest payments on its senior and mezzanine term loan facilities. The interest rate swap has an effective date of July 7, 2011, maturing on July 7, 2014, with a notional amount of $65.5 million for the mezzanine loan and $91.0 million for the senior loan. We receive an interest rate of three-month LIBOR and pay a fixed coupon rate of 3.72%. On the interest rate reset date of July 5, 2011, the interest rate which the counterparties utilized to compute interest due to us was determined to be 0.24575%. Both of these swaps were undesignated as hedges for accounting purposes.

The counterparties to our interest rate swap agreements are highly rated financial institutions. In the unlikely event that the counterparties fail to meet the terms of the interest rate swaps, our exposure is limited to the interest rate differential on the notional amount at each quarterly settlement period over the life of the agreement. We do not anticipate non-performance by the counterparties.

All of these interest rate swaps were undesignated as of September 30, 2011. The swaps are marked-to-market quarterly with any change in fair value recorded within (gains) losses on derivative financial instruments in our condensed consolidated statements of operations. We incorporate credit valuation adjustments to appropriately reflect both our own nonperformance risk and the respective counterparty's nonperformance risk in the fair value measurements of our derivatives. The fair value measurement of derivatives could result in either a net asset or a net liability position for us. In adjusting the fair value of our derivative contracts for the effect of nonperformance risk, we have considered the impact of netting arrangements as applicable and necessary. When the swaps are in a net liability position for us, the credit valuation adjustments are calculated by determining the total expected exposure of the derivatives, incorporating the current and potential future exposures and then applying an applicable credit spread to the exposure. The total expected exposure of a derivative is derived using market-observable inputs, such as yield curves and volatilities. The inputs utilized for our own credit spread are based on implied spreads from traded levels of our debt. Accordingly, as of September 30, 2011, we recorded a non-cash credit valuation adjustment of approximately $4.7 million as a reduction to our liability.

As of December 31, 2010 and September 30, 2011, $6.4 million and $4.8 million was included in other current liabilities, and $141.4 million and $110.5 million was included in other long-term liabilities, respectively, within our condensed consolidated balance sheets related to the interest rate swaps.

Put Option Embedded Derivative Instrument

At the date of issuance of the 2015 Intelsat Sub Holdco Notes, Series B, we determined that these debt instruments contained a contingent put option clause within the host contract, which afforded the holders of the notes the option to require the issuer to repurchase such notes at 101% of their principal amount in the event of a change of control, as defined in the indenture governing the notes. In our evaluation of the financing arrangement, we concluded that the contingent put option required bifurcation in accordance with current accounting standards under FASB ASC Topic 815, Derivatives and Hedging, ("FASB ASC 815"). We therefore bifurcated the contingent put option and carried it as a derivative liability at fair value. We estimated the fair value of the derivative on the date of inception using a standard valuation technique, which places the most significant emphasis upon the estimated date and probability of a change of control and incorporated the issue price, maturity date and change of control put price. We subsequently revalued the derivative at the end of each reporting period, recognizing any change in fair value through earnings. The fair value of the embedded derivative was calculated as $4.3 million at December 31, 2010. As of May 5, 2011, we redeemed the entire $400 million aggregate principal amount outstanding of the 2015 Intelsat Sub Holdco Notes, Series B (see Note 8—Long-Term Debt for further discussion). Therefore, we derecognized the embedded derivative liability and the value at September 30, 2011 was $0. We recorded a gain of $4.3 million included in losses on derivative financial instruments in our condensed consolidated statement of operations during the nine months ended September 30, 2011 to adjust the fair market value of the put option embedded derivative to $0.

In accordance with disclosure requirements provided under FASB ASC 815, we include the following tabular presentation, which sets forth the fair value of our derivatives by category (in thousands):

		Liability Derivatives
Derivatives not designated as hedging instruments	Balance Sheet Location	December 31, 2010	September 30, 2011
Undesignated interest rate swaps	Other current liabilities	$6,404	$4,842
Undesignated interest rate swaps	Other long-term liabilities	141,411	110,527
Put option embedded derivative	Other long-term liabilities	4,295	—

Total derivatives		$152,110	$115,369

The following tabular presentation sets forth the effect of the derivative instruments on the condensed consolidated statements of operations (in thousands):

Derivatives not designated as hedging instruments	Presentation in Statements of Operations	Nine Months Ended September 30, 2010	Nine Months Ended September 30, 2011
Undesignated interest rate swaps	Losses on derivative financial instruments	$105,192	$28,458
Put option embedded derivative	Losses on derivative financial instruments	(14,600)	(4,295)

Total losses on derivative financial instruments		$90,592	$24,163

Note 12     Derivative Instruments and Hedging Activities

Interest Rate Swaps

We are subject to interest rate risk primarily associated with our variable rate borrowings. Interest rate risk is the risk that changes in interest rates could adversely affect earnings and cash flows. Specific interest rate risk includes: the risk of increasing interest rates on short-term debt; the risk of increasing interest rates for planned new fixed long-term financings; and the risk of increasing interest rates for planned refinancing using long-term fixed rate debt. In order to mitigate this risk, we have entered into interest rate swap agreements to reduce the impact of interest rate movements on future interest expense by converting substantially all of our floating-rate debt to a fixed rate.

As of December 31, 2010, we held interest rate swaps with an aggregate notional amount of $2.3 billion which mature in 2013. These swaps were entered into as further described below to economically hedge the variability in cash flow on a portion of the floating-rate term loans under our senior secured and unsecured credit facilities, but have not been designated as hedges for accounting purposes. On a quarterly basis, we receive a floating rate of interest equal to the three-month LIBOR and pay a fixed rate of interest. On the interest rate reset date of December 14, 2010, the interest rate which the counterparties utilized to compute interest due to us was determined to be 0.3016%. Certain of the interest rate swap agreements had options permitting us to terminate the underlying interest rate swaps on March 14, 2011, prior to the stated maturity date of March 14, 2013. On July 23, 2010, we received $31.8 million in cash from our counterparties to the respective interest rate swap agreements in return for the cancellation of our options to terminate the underlying interest rate swaps on March 14, 2011.

Additionally, as of December 31, 2010, New Dawn had two floating to fixed interest rate swaps to hedge future interest payments on loans under New Dawn's senior and mezzanine term loan facilities. The first interest rate swap has varying notional amounts maturing on July 7, 2011. We receive an interest rate of three-month LIBOR and pay a fixed coupon of 1.55%. Interest payments for each quarterly period are deferred until the maturity date and all the accrued interest will be paid at maturity. The second interest rate swap has an effective date of July 7, 2011, maturing on July 7, 2014, with a notional amount of $65.5 million for mezzanine loans and varying notional amounts for underlying senior loans. We receive an interest rate of three-month LIBOR and pay a fixed coupon of 3.72%. On the interest rate reset date of October 4, 2010, the interest rate which the counterparties utilized to compute interest due to us was determined to be 0.290%. Both of these swaps were undesignated as hedges for accounting purposes.

On March 15, 2010, our interest rate basis swap with an aggregate notional principal amount of $312.5 million matured. On March 14, 2010, our five-year interest rate swap to hedge interest expense on a notional amount of $625.0 million (originally $1.25 billion of debt, and reduced under the original terms of the swap agreement) expired.

The counterparties to our interest rate swap agreements are highly rated financial institutions. In the unlikely event that the counterparties fail to meet the terms of the interest rate swaps, our exposure is limited to the interest rate differential on the notional amount at each quarterly settlement period over the life of the agreement. We do not anticipate non-performance by the counterparties.

All of these interest rate swaps were undesignated as of December 31, 2010. The swaps are marked-to-market quarterly with any change in fair value recorded within (gains) losses on derivative financial instruments in our consolidated statements of operations. We incorporate credit valuation adjustments to appropriately reflect both our own nonperformance risk and the respective counterparty's nonperformance risk in the fair value measurements of our derivatives. The fair value measurement of derivatives could result in either a net asset or a net liability position for us. In adjusting the fair value of our derivative contracts for the effect of nonperformance risk, we have considered the impact of netting arrangements as applicable and necessary. When the swaps are in net liability position for us, the credit valuation adjustments are calculated by determining the total expected exposure of the derivatives, incorporating the current and potential future exposures and then applying an applicable credit spread to the exposure. The total expected exposure of a derivative is derived using market-observable inputs, such as yield curves and volatilities. The inputs utilized for our own credit spread are based on implied spreads from traded levels of our debt. Accordingly, as of December 31, 2010 we recorded a non-cash credit valuation adjustment of approximately $6.4 million as a reduction to our liability.

As of December 31, 2009 and December 31, 2010, $11.2 million and $6.4 million was included in other current liabilities, respectively, and $88.6 million and $141.4 million was included in other long-term liabilities, respectively, within our consolidated balance sheets related to the interest rate swaps.

In connection with the 2011 Refinancing, our interest rate swaps were assigned by Intelsat Sub Holdco and Intelsat Corp to Intelsat Jackson, and are now secured by the assets of Intelsat Jackson.

Put Option Embedded Derivative Instrument

As discussed in Note 11—Long-Term Debt, following an evaluation of the 2015 Senior Notes offering, we concluded that the contingent put option embedded within the indenture governing the 2015 Senior Notes meets the criteria under FASB ASC 815, to be bifurcated from the debt host instrument and classified as a derivative instrument. We estimated the fair value of the embedded derivative on the issuance date and we subsequently revalue the derivative at the end of each reporting period, recognizing any change in fair value through earnings. We use a standard valuation technique whereby the critical assumptions and underlyings include the debt maturity date, issue price, coupon rate, change of control put price, and the estimated date of a change in control. The fair value of the put option embedded derivative as of December 31, 2009 and 2010 was $14.6 million and $4.3 million, respectively, based on our fair value analysis and $21.4 million and $10.3 million of non-cash gains were recorded in (gains) losses on derivative financial instruments within our consolidated statements of operations during the years ended December 31, 2009 and 2010, respectively.

In accordance with disclosure requirements provided under FASB ASC 815, we include the following tabular presentation, which sets forth the fair value of our derivatives by category (in thousands):

		Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Balance Sheet Location	December 31, 2009	December 31, 2010	December 31, 2009	December 31, 2010
Undesignated interest rate swaps (a)	Other long-term liabilities	$15,662	$—	$104,263	$141,411
Undesignated interest rate swaps	Other current liabilities	—	—	11,249	6,404
Put option embedded derivative	Other long-term liabilities	—	—	14,600	4,295

Total derivatives		$15,662	$—	$130,112	$152,110

(a)	The value of undesignated interest rate swaps on our consolidated balance sheet at December 31, 2009 was net of $15.7 million, which represented the fair value of options permitting us to terminate the underlying swaps. The fair value of these options is classified as an asset derivative in the table above. In the third quarter of 2010, these options were cancelled, as discussed above. As of December 31, 2010, there are no asset derivatives included within our consolidated balance sheets.

The following tabular presentation sets forth the effect of the derivative instruments on the consolidated statements of operations (in thousands):

	Presentation in Statements of Operations	Predecessor Entity	Successor Entity
Derivatives not designated as hedging instruments		Period January 1, 2008 to January 31, 2008	Period February 1, 2008 to December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2010
Undesignated interest rate swaps	Losses on derivative financial instruments	$11,431	$155,305	$24,121	$99,814
Put option embedded derivative	Gains on derivative financial instruments	—	—	(21,440)	(10,305)

Total losses on derivative financial instruments		$11,431	$155,305	$2,681	$89,509

Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes

Note 10     Income Taxes

The majority of our operations are located in taxable jurisdictions, including Luxembourg, the United States and the United Kingdom. Our Luxembourg companies that file tax returns as a consolidated group generated a loss for the nine months ended September 30, 2011. Due to our cumulative losses in recent years, and the inherent uncertainty associated with the realization of taxable income in the foreseeable future, we recorded a full valuation allowance against the net operating losses generated in Luxembourg. The difference between tax expense (benefit) reported in the condensed consolidated statements of operations and tax computed at statutory rates is attributable to the valuation allowance on losses generated in Luxembourg, the provision for foreign taxes, which were principally in the United States and the United Kingdom, as well as withholding taxes on revenue earned in many of the foreign markets in which we operate.

Cash paid for income taxes, net of refunds, totaled $32.0 million and $19.5 million for the nine months ended September 30, 2010 and 2011, respectively.

As of December 31, 2010 and September 30, 2011, our gross unrecognized tax benefits were $72.0 million and $61.9 million, respectively (including interest and penalties), of which $50.6 million and $44.1 million, respectively, if recognized, would affect our effective tax rate. As of December 31, 2010 and September 30, 2011, we had recorded reserves for interest and penalties in the amount of $5.7 million and $5.8 million, respectively. We continue to recognize interest and, to the extent applicable, penalties with respect to the unrecognized tax benefits as income tax expense. Since December 31, 2010, the change in the balance of unrecognized tax benefits consisted of a decrease of $11.7 million related to prior period tax positions and an increase of $1.6 million related to current period tax positions.

During the nine months ended September 30, 2011, we released $14.3 million of liabilities related to withholding taxes resulting from certain sales in the Asia-Pacific market. These liabilities were previously recorded in accordance with FASB ASC 740, Income Taxes.

We operate in various taxable jurisdictions throughout the world and our tax returns are subject to audit and review from time to time. We consider Luxembourg, the United States and the United Kingdom to be our significant tax jurisdictions. Our Luxembourg, U.S. and U.K. subsidiaries are subject to income tax examination for periods beginning after December 31, 2004.

Within the next twelve months, we believe that there are no jurisdictions in which the outcome of unresolved tax issues or claims is likely to be material to our results of operations, financial position or cash flows.

During the nine months ended September 30, 2011, the U.S. Internal Revenue Service began its audit of Intelsat Holding Corporation for the years ended December 31, 2008 and 2009. At this point in time, it is too early to anticipate the probability of any adjustments resulting from this audit.

On September 30, 2011, certain subsidiaries of Intelsat Corp, an indirect U.S. subsidiary of Intelsat S.A., merged into Intelsat Corp. Intelsat Corp released certain state valuation allowances and recorded a tax benefit of $35.1 million as a result of these mergers.

As a result of the $20.2 million fair value adjustment related to the Horizons Holdings joint venture consolidation, we recorded a tax benefit of $7.4 million in the three and nine months ended September 30, 2011 (see Note 6—Investments—(b) Horizons Holdings).

Prior to August 20, 2004, Intelsat Corp, joined with The DIRECTV Group and General Motors Corporation in filing a consolidated U.S. federal income tax return. In April 2004, Intelsat Corp entered into a tax separation agreement with The DIRECTV Group that superseded four earlier tax-related agreements among Intelsat Corp and its subsidiaries, The DIRECTV Group and certain of its affiliates. Pursuant to the tax separation agreement, The DIRECTV Group agreed to indemnify Intelsat Corp for all federal and consolidated state and local income taxes a taxing authority may attempt to collect from Intelsat Corp regarding any liability for the federal or consolidated state or local income taxes of General Motors Corporation and The DIRECTV Group, except those income taxes Intelsat Corp is required to pay under the tax separation agreement. In addition, The DIRECTV Group agreed to indemnify Intelsat Corp for any taxes (other than those taxes described in the preceding sentence) related to any periods or portions of such periods ending on, or prior to, the day of the closing of the PanAmSat recapitalization, which occurred on August 20, 2004, in amounts equal to 80% of the first $75.0 million of such other taxes and 100% of any other taxes in excess of the first $75.0 million. As a result, Intelsat Corp's tax exposure after indemnification related to these periods is capped at $15.0 million, of which $4.0 million has been paid to date. The tax separation agreement with The DIRECTV Group is effective from August 20, 2004 until the expiration of the statute of limitations with respect to all taxes to which the tax separation agreement relates. As of December 31, 2010 and September 30, 2011, we had a tax indemnification receivable of $2.3 million.

Note 13    Income Taxes

The following table summarizes our total loss before income taxes (in thousands):

	Predecessor Entity	Successor Entity
	Period January 1, 2008 to January 31, 2008	Period February 1, 2008 to December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2010
Domestic income (loss) before income taxes	$(301,079)	$(815,303)	$114,380	$(446,738)
Foreign income (loss) before income taxes	(21,258)	(180,657)	(885,042)	(87,409)

Total loss before income taxes	$(322,337)	$(995,960)	$(770,662)	$(534,147)

The change between our pre-tax domestic and foreign income (loss) for the year ended December 31, 2009 as compared to 2010 is due primarily to our migration to Luxembourg, which occurred on December 15, 2009.

The provision for (benefit from) income taxes consisted of the following (in thousands):

	Predecessor Entity	Successor Entity
	January 1, 2008 to January 31, 2008	February 1, 2008 to January 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2010
Current income tax provision (benefit)
Domestic	$—	$—	$1,206	$(5,097)
Foreign	23,159	41,026	47,111	23,942

Total	23,159	41,026	48,317	18,845

Deferred income tax provision (benefit):
Foreign	(33,635)	(150,587)	(36,918)	(45,223)

Total	(33,635)	(150,587)	(36,918)	(45,223)

Total income tax provision (benefit):	$(10,476)	$(109,561)	$11,399	$(26,378)

The income tax provision (benefit) was different from the amount computed using the Luxembourg statutory income tax rate of 28.59% for the reasons set forth in the following table (in thousands):

	Year Ended December 31, 2009	Year Ended December 31, 2010
Expected tax benefit at Luxembourg statutory income tax rate	$(220,332)	$(152,239)
Foreign income tax differential	252,996	(166)
Nontaxable interest income	(41,368)	(45,482)
U.S. extraterritorial income exclusion tax benefit	(4,149)	5,854
Change in tax rate	8,864	(7,948)
Medicare Part D subsidy	—	2,891
Nondeductible stock compensation expense	1,316	—
Changes in unrecognized tax benefits	11,434	(17,345)
Basis difference in Wildblue	(29,066)	—
Fair market value basis adjustment on Luxembourg assets and liabilities	(687,529)	(106,477)
Changes in valuation allowance	719,801	297,365
Other	(568)	(2,831)

Total income tax provision (benefit)	$11,399	$(26,378)

The extraterritorial income exclusion benefit will be reduced in subsequent years because of changes to the federal tax law. We have certain contracts that are grandfathered under the tax law.

Because of our cumulative losses in recent years and the inherent uncertainty associated with the realization of future income in the near term, we have recorded a valuation allowance against our Luxembourg net deferred tax assets at December 31, 2009 and 2010. During 2010, Luxembourg enacted a tax rate change increasing the tax rate from 28.59% to 28.8%. The effective date of the enacted tax rate change is January 1, 2011. Due to the full valuation allowance on our Luxembourg net deferred tax assets, the rate change is not expected to impact our provision for tax expense. Our Luxembourg net operating loss includes the effect of Luxembourg GAAP to US GAAP differences, primarily related to fair value adjustments attributable to our Luxembourg Migration on December 15, 2009.

The components of the net deferred tax liability were as follows (in thousands):

	As of December 31, 2009	As of December 31, 2010
Deferred tax assets:
Accruals and advances	$3,007	$9,416
Amortizable intangible assets	673,359	558,276
Non-amortizable intangible assets	84,598	85,219
Performance incentives	44,045	39,072
Sales-type leases	20,870	16,364
Customer deposits	63,603	58,533
Debt issuance costs	8,350	4,021
Bad debt reserve	6,865	7,146
Accrued retirement benefits	96,239	100,541
Interest rate swap	19,185	27,573
Satellites and other property and equipment	67,275	77,690
Net operating loss carryforward	61,455	337,727
Capital loss carryforward	20,412	19,741
Alternative minimum tax credit carryforward	14,122	16,345
Other	10,493	13,962

Total deferred tax assets	1,193,878	1,371,626

Deferred tax liabilities:
Satellites and other property and equipment	(297,386)	(275,282)
Amortizable intangible assets	(178,527)	(160,798)
Non-amortizable intangible assets	(240,960)	(241,233)
Debt obligations	(142,527)	(28,423)
Other	(20,750)	(10,653)

Total deferred tax liabilities	(880,150)	(716,389)

Valuation allowance	(753,367)	(1,050,732)

Total net deferred tax liabilities	$(439,639)	$(395,495)

As of December 31, 2009 and 2010, our consolidated balance sheets included a deferred tax asset in the amount of $61.5 million and $337.7 million, respectively, attributable to the future benefit from the utilization of certain net operating loss carryforwards and $14.1 million and $16.3 million of deferred tax assets, respectively, attributable to the future benefit from the utilization of alternative minimum tax credit carryforwards. As of December 31, 2010, we had tax effected U.S. federal, state and foreign tax net operating loss carryforwards of $38.4 million expiring between 2017 to 2030 and tax effected Luxembourg net operating loss carryforwards of $299.3 million without expiration. These Luxembourg net operating loss carryforwards were caused primarily by our interest expense. Our alternative minimum tax credit carryforward was $16.3 million, which may be carried forward indefinitely. Our capital loss carryforward was $19.7 million, which may be carried forward for the next four years to offset capital gains. As we do not believe we will generate capital gains sufficient to offset this capital loss carryforward in the next four years, an offsetting valuation allowance has been recorded.

Our valuation allowance at December 31, 2010 was $1.1 billion, of which $19.7 million relates to our capital loss carryforwards. Almost all of the remaining valuation allowance relates to net operating loss carryforwards and deferred tax assets created by differences between US GAAP and Luxembourg GAAP. Certain of the operations of our subsidiaries are controlled by various intercompany agreements which provide these subsidiaries with predictable operating profits. Other subsidiaries, principally those that are subsidiaries of Intelsat Corp, are subject to the risks of our overall business conditions which make their earnings less predictable.

The following table summarizes the activity related to our unrecognized tax benefits (in thousands):

	2009	2010
Balance at January 1	$86,808	$86,921
Increases related to current year tax positions	6,585	5,283
Increases related to prior year tax positions	17,496	6,264
Decreases related to prior year tax positions	(10,948)	(20,686)
Expiration of statute of limitations for the assessment of taxes	(6,722)	(5,801)
Decreases related to the settlement of tax positions	(6,298)	—

Balance at December 31	$86,921	$71,981

As of December 31, 2010, our gross unrecognized tax benefits were $72.0 million (including interest and penalties), of which $50.6 million if recognized, would affect our effective tax rate. As of December 31, 2009 and 2010, we had recorded reserves for interest and penalties of $5.2 million and $5.7 million, respectively. We continue to recognize interest and, to the extent applicable, penalties with respect to the unrecognized tax benefits as income tax expense.

During 2009, we recorded additional liabilities related to withholding taxes of $13.6 million in accordance with FASB ASC 740. This includes $12.8 million of new potential exposure resulting from certain sales in the Asia-Pacific market. As of December 31, 2010, we have not received any assessments with respect to this additional exposure, and it is our intention to appeal any such assessments.

We operate in various taxable jurisdictions throughout the world and our tax returns are subject to audit and review from time to time. We consider Luxembourg, the United Kingdom and the United States to be our significant tax jurisdictions. Our Luxembourg, U.S. and U.K. companies are subject to federal, state and local income tax examination for periods after December 31, 2003. During the third quarter of 2010, the U.S. Internal Revenue Service closed an audit of Intelsat Holding Corporation and its subsidiaries for the years ended December 31, 2005 and 2006. None of the adjustments had a material impact on our results of operations, financial position or cash flows.

Within the next twelve months, we believe that there are no jurisdictions in which the outcome of unresolved tax issues or claims is likely to be material to our results of operations, financial position or cash flows.

On March 7, 2011, Intelsat Holding Corporation was notified by the Internal Revenue Service of its intent to initiate an audit for the tax years ended December 31, 2008 and 2009.

Tax Contingency

Prior to August 20, 2004, our subsidiary, Intelsat Corp, joined with The DIRECTV Group and General Motors Corporation in filing a consolidated U.S. federal income tax return. In April 2004, Intelsat Corp entered into a tax separation agreement with The DIRECTV Group that superseded four earlier tax-related agreements among Intelsat Corp and its subsidiaries, The DIRECTV Group and certain of its affiliates. Pursuant to the tax separation agreement, The DIRECTV Group agreed to indemnify Intelsat Corp for all federal and consolidated state and local income taxes a taxing authority may attempt to collect from Intelsat Corp regarding any liability for the federal or consolidated state or local income taxes of General Motors Corporation and The DIRECTV Group, except those income taxes Intelsat Corp is required to pay under the tax separation agreement. In addition, The DIRECTV Group agreed to indemnify Intelsat Corp for any taxes (other than those taxes described in the preceding sentence) related to any periods or portions of such periods ending on or prior to the day of the closing of the PanAmSat recapitalization, which occurred on August 20, 2004, in amounts equal to 80% of the first $75.0 million of such other taxes and 100% of any other taxes in excess of the first $75.0 million. As a result, Intelsat Corp's tax exposure after indemnification related to these periods is capped at $15.0 million, of which $4.0 million has been paid to date. The tax separation agreement with The DIRECTV Group is effective from August 20, 2004 until the expiration of the statute of limitations with respect to all taxes to which the tax separation agreement relates. As of December 31, 2009 and 2010, we had a tax indemnification receivable of $2.3 million.

Restructuring And Transaction Costs	12 Months Ended
Dec. 31, 2010
Restructuring And Transaction Costs [Abstract]
Restructuring And Transaction Costs

Note 14    Restructuring and Transaction Costs

Our restructuring and transaction costs include our historical facilities restructuring plans and management-approved restructuring plans to consolidate and integrate the management and operations of Intelsat and PanAmSat subsequent to consummation of the PanAmSat Acquisition Transactions as well as transaction-related expenses incurred in connection with the New Sponsors Acquisition.

We approved a facilities restructuring plan subsequent to the consummation of the PanAmSat Acquisition Transactions, which included the closure of PanAmSat's former corporate headquarters in Wilton, Connecticut, as well as two other locations in the United States. These costs relate primarily to payments due on existing lease obligations that are expected to be incurred and paid through 2011. PanAmSat also had recorded liabilities in connection with its 2002 approval of a plan to restructure several of its United States locations and close certain facilities, some of which are currently being leased through 2011. The facilities restructuring liability was $2.9 million and $1.1 million as of December 31, 2009 and 2010, respectively, the current portion of which is included in accounts payable and accrued liabilities. We made cash payments of $1.8 million during the year ended December 31, 2010 in connection with the facilities restructuring plan and we expect to pay the remaining $1.1 million within the next twelve months. No additional charges related to the facilities restructuring plan are expected to be incurred.

Contractual Commitments	12 Months Ended
Dec. 31, 2010
Contractual Commitments [Abstract]
Contractual Commitments

Note 15    Contractual Commitments

In the further development and operation of our commercial global communications satellite system, significant additional expenditures are anticipated. In connection with these and other expenditures, we have assumed a significant amount of long-term debt, as described in Note 11—Long-Term Debt. In addition to these debt and related interest obligations, we have expenditures represented by other contractual commitments. The additional expenditures as of December 31, 2010 and the expected year of payment are as follows (in thousands):

	Satellite Construction and Launch Obligations	Satellite Performance Incentive Obligations	Horizons Contribution Obligations(1)	Operating Leases		Customer and Vendor Contracts	Total
2011	$527,448	$28,960	$12,743	$1,109		$128,947	$699,207
2012	195,300	25,592	12,683	324		21,719	255,618
2013	13,739	24,562	12,563	(529	)(2)	15,346	65,681
2014	12,945	23,103	12,380	761		5,600	54,789
2015	12,945	20,210	—	1,755		4,202	39,112
2016 and thereafter	124,729	93,433	—	49,325		501	267,988

Total contractual commitments	$887,106	$215,860	$50,369	$52,745		$176,315	$1,382,395

(1)	See Note 9—Investments.
(2)	In 2013, the total of our rental income on our owned Washington, D.C. building (see (c) Operating Leases) and our sublease income on leased facilities will exceed our operating lease commitments.

(a) Satellite Construction and Launch Obligations

As of December 31, 2010, we had approximately $887.1 million of expenditures remaining under our existing satellite construction and launch contracts. Satellite launch and in-orbit insurance contracts related to future satellites to be launched are cancelable up to thirty days prior to the satellite's launch. As of December 31, 2010, we did not have any non-cancelable commitments related to existing launch insurance or in-orbit insurance contracts for satellites to be launched.

The satellite construction contracts typically require that we make progress payments during the period of the satellite's construction. The satellite construction contracts contain provisions that allow us to terminate the contracts with or without cause. If terminated without cause, we would forfeit the progress payments and be subject to termination payments that escalate with the passage of time. If terminated for cause, we would be entitled to recover any payments we made under the contracts and certain liquidated damages as specified in the contracts.

(b) Satellite Performance Incentive Obligations

Satellite construction contracts also typically require that we make orbital incentive payments (plus interest as defined in each agreement with the satellite manufacturer) over the orbital life of the satellite. The incentive obligations may be subject to reduction or refund if the satellite fails to meet specific technical operating standards. As of December 31, 2009 and 2010, we had $147.5 million and $149.6 million, respectively, recorded in relation to satellite performance incentive obligations, excluding future interest payments.

(c) Operating Leases

We have commitments for operating leases primarily relating to equipment and office facilities. These leases contain escalation provisions for increases. As of December 31, 2010, the total obligation related to operating leases, net of $13.1 million aggregate sublease income on leased facilities and rental income, was $52.7 million. We lease space in our Washington, D.C. building, which we own, to various tenants. As of December 31, 2010, the minimum rental income anticipated with respect to this building is $11.0 million, which is expected to be received during the next four years. Rental income and sublease income are included in other income (expense), net in the accompanying consolidated statements of operations.

Total rent expense for the predecessor period January 1, 2008 to January 31, 2008, the successor period February 1, 2008 to December 31, 2008 and the years ended December 31, 2009 and 2010, was $0.6 million, $8.2 million, $7.0 million and $6.1 million, respectively.

(d) Customer and Vendor Contracts

We have contracts with certain customers which require us to provide equipment, services and other support during the term of the related contracts. We also have long-term contractual obligations with service providers primarily for the operation of certain of our satellites. As of December 31, 2010, we had commitments under these customer and vendor contracts which totaled approximately $176.3 million related to the provision of equipment, services and other support.

Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Contingencies [Abstract]
Contingencies

Note 11    Contingencies

(a) Litigation and Claims

We are subject to litigation in the ordinary course of business. Management does not believe that the resolution of any pending proceedings would have a material adverse effect on our financial position or results of operations.

(b) LCO Protection

Most of the customer service commitments entered into prior to our privatization in 2001 were transferred to us pursuant to novation agreements. Certain of these agreements contain provisions, including provisions for lifeline connectivity obligation ("LCO") protection, which constrain our ability to price services in some circumstances. Our LCO contracts require us to provide customers with the right to renew their service commitments covered by LCO contracts at prices no higher than the prices charged for those services on the privatization date. Under some circumstances, we may also be required by an LCO contract to reduce the price for a service commitment covered by the contract. LCO protection may continue until July 18, 2013. As of September 30, 2011, we had approximately $102.4 million of contracted backlog covered by LCO contracts and to date we have not been required to reduce prices for our LCO-protected service commitments. There can be no assurance that we will not be required to reduce prices in the future under our LCO commitments.

(c) WildBlue Litigation

In late 2010, Intelsat USA Sales Corp. ("USA Sales"), our wholly-owned indirect subsidiary, and certain of our directors and officers, among other third parties, were named as additional defendants in an Amended Complaint and Petition for Appraisal ("Amended Complaint") in a lawsuit filed in the Delaware Court of Chancery. The lawsuit against WildBlue alleges, among other matters, that various of the former directors of WildBlue, including certain of our directors and officers, breached their fiduciary duty in connection with their approval of a recapitalization of WildBlue in July 2008, and that USA Sales aided and abetted such alleged breach. WildBlue is a broadband internet service access provider via satellite in the continental United States. USA Sales owned approximately 28% of WildBlue before selling its interest to Viasat in a non-cash transaction in December 2009. WildBlue is now a wholly-owned subsidiary of Viasat. The Amended Complaint seeks a statutory appraisal remedy under Delaware law. In addition, the plaintiffs are seeking unspecified monetary and rescissory damages against the defendants. USA Sales and our officers and directors named in the suit are vigorously defending the claims, and we believe such defenses are meritorious. Given the status of the litigation, neither a range nor an estimate of loss can be made at this time.

Note 16    Contingencies

(a) Insurance

As of December 31, 2010, the majority of our in-orbit satellites were uninsured. Of the insured satellites, one was covered by an insurance policy with substantial exclusions or exceptions to coverage for failures of specific components identified by the underwriters as at risk for possible failure ("Significant Exclusion Policies"). The Significant Exclusion Policies reduce the probability of an insurance recovery in the event of a loss on this satellite. Galaxy 13/Horizons-1, which was placed in service in January 2004 and is insured by a policy with an exclusion for XIPS related anomalies, continues to have XIPS available as its primary propulsion system. It also has a bi-propellant fuel system currently in use, with sufficient bi-propellant fuel to maintain station-kept orbit until approximately January 2019.

An uninsured failure of one or more satellites could have a material adverse effect on our financial condition and results of operations. In addition, higher premiums on insurance policies would increase our costs, thereby reducing income from operations by the amount of such increased premiums.

(b) Litigation and Claims

We are subject to litigation in the ordinary course of business. Management does not believe that the resolution of any pending proceedings would have a material adverse effect on our financial position or results of operations.

(c) LCO Protection

Most of the customer service commitments entered into prior to our privatization were transferred to us pursuant to novation agreements. Certain of these agreements contain provisions, including provisions for lifeline connectivity obligation ("LCO") protection, which constrain our ability to price services in some circumstances. Our LCO contracts require us to provide customers with the right to renew their service commitments covered by LCO contracts at prices no higher than the prices charged for those services on the privatization date. Under some circumstances, we may also be required by an LCO contract to reduce the price for a service commitment covered by the contract. LCO protection may continue until July 18, 2013. As of December 31, 2010, we had approximately $116.7 million of backlog covered by LCO contracts and to date we have not been required to reduce prices for our LCO-protected service commitments. There can be no assurance that we will not be required to reduce prices in the future under our LCO commitments.

(d) Launch Service Providers

One of our launch service providers, Sea Launch Company L.L.C. ("Sea Launch"), with which we have contracted for the future launch of three satellites, and have options for the launch of two additional satellites, filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in June 2009. In July 2010, the applicable bankruptcy court approved Sea Launch's reorganization plan and Sea Launch emerged from Chapter 11 proceedings on October 27, 2010.

Business And Geographic Segment Information	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Business And Geographic Segment Information [Abstract]
Business And Geographic Segment Information

Note 12    Business and Geographic Segment Information

We operate in a single industry segment in which we provide satellite services to our communications customers around the world. Revenue by region is based on the locations of customers to which services are billed. Our satellites are in geosynchronous orbit, and consequently are not attributable to any geographic location. Of our remaining assets, substantially all are located in the United States.

We earn revenue primarily by providing services over satellite transponder capacity to our customers. Our customers generally obtain satellite capacity from us by placing an order pursuant to one of several master customer service agreements. Our customer agreements also cover services that we procure from third parties and resell, which we refer to as off-network services. These services can include transponder services and other satellite-based transmission services in frequencies not available on our network. Under the category off-network and other revenues, we also include revenues from consulting and other services that we provide to other satellite operators.

The geographic distribution of our revenue was as follows:

	Nine Months Ended September 30, 2010	Nine Months Ended September 30, 2011
North America	46%	47%
Europe	16%	16%
Africa and Middle East	18%	17%
Latin America and Caribbean	13%	14%
Asia Pacific	7%	6%

Approximately 4% of our revenue was derived from our largest customer during each of the nine months ended September 30, 2010 and 2011. Our ten largest customers accounted for approximately 27% of our revenue for each of the nine months ended September 30, 2010 and 2011, respectively.

Our revenues were derived from the following services, with Off-Network and Other Revenues shown separately from On-Network Revenues (in thousands, except percentages):

	Nine Months Ended September 30, 2010		Nine Months Ended September 30, 2011
On-Network Revenues
Transponder services	$1,374,357	72%	$1,422,163	73%
Managed services	241,857	13%	222,954	12%
Channel	91,821	5%	80,377	4%

Total on-network revenues	1,708,035	90%	1,725,494	89%
Off-Network and Other Revenues
Transponder, MSS and other off-network services	163,373	9%	168,420	9%
Satellite-related services	29,275	1%	41,601	2%

Total off-network and other revenues	192,648	10%	210,021	11%

Total	$1,900,683	100%	$1,935,515	100%

Note 17    Business and Geographic Segment Information

We operate in a single industry segment, in which we provide satellite services to our communications customers around the world. Revenue by region is based on the locations of customers to which services are billed. Our satellites are in geosynchronous orbit, and consequently are not attributable to any geographic location. Of our remaining assets, substantially all are located in the United States.

The geographic distribution of our revenue was as follows:

	Predecessor Entity	Successor Entity
	Period January 1, 2008 to January 31, 2008	Period February 1, 2008 to December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2010
North America..	48%	46%	46%	46%
Europe	16%	17%	17%	16%
Africa and Middle East ..	18%	17%	17%	18%
Latin America and Caribbean	11%	12%	12%	13%
Asia Pacific ..	7%	8%	8%	7%

Approximately 7%, 5%, 4% and 4% of our revenue was derived from our largest customer during the predecessor period January 1, 2008 to January 31, 2008, the successor period February 1, 2008 to December 31, 2008 and the years ended December 31, 2009 and 2010, respectively. The ten largest customers accounted for approximately 23%, 20%, 20% and 21% of our revenue for the predecessor period January 1, 2008 to January 31, 2008, the successor period February 1, 2008 to December 31, 2008 and the years ended December 31, 2009 and 2010, respectively.

Our revenues were derived from the following services, with Off-Network and Other Revenues shown separately from On-Network Revenues (in thousands, except percentages):

	Predecessor Entity		Successor Entity
	Period January 1, 2008 to January 31, 2008		Period February 1, 2008 to December 31, 2008		Year Ended December 31, 2009		Year Ended December 31, 2010
On-Network Revenues
Transponder services	140,756	74%	1,570,433	72%	1,795,477	71%	1,839,047	72%
Managed services	24,392	13%	294,385	14%	338,607	14%	321,863	13%
Channel	12,525	6%	132,168	6%	133,660	5%	119,924	5%

Total on-network revenues	177,673	93%	1,996,986	92%	2,267,744	90%	2,280,834	90%

Off-Network and Other Revenues
Transponder , MSS and other off-network services	9,417	5%	131,526	6%	160,660	6%	221,663	9%
Satelitte-related services	3,171	2%	46,128	2%	84,635	4%	42,155	1%

Total off-network and other revenues	12,588	7%	177,654	8%	245,295	10%	263,818	10%

Total	$190,261	100%	$2,174,640	100%	$2,513,039	100%	$2,544,652	100%

Related Party Transactions	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Related Party Transactions [Abstract]
Related Party Transactions

Note 13    Related Party Transactions

(a) Shareholders Agreements

The shareholders of Intelsat Global entered into shareholders agreements on February 4, 2008. The shareholders agreements and the articles of incorporation of Intelsat Global provide, among other things, for the governance of Intelsat Global and its subsidiaries and provide specific rights to and limitations upon the holders of Intelsat Global's share capital with respect to shares held by such holders.

(b) Monitoring Fee Agreement

Intelsat Luxembourg, our direct wholly-owned subsidiary, has a monitoring fee agreement dated February 4, 2008 (the "2008 MFA") with BC Partners Limited and Silver Lake Management Company III, L.L.C. (together, the "2008 MFA parties"), pursuant to which the 2008 MFA parties provide certain monitoring, advisory and consulting services to Intelsat Luxembourg. We recorded expense for services associated with the 2008 MFA of $18.5 million and $18.7 million during the nine months ended September 30, 2010 and 2011, respectively.

(c) Ownership by Management

Certain directors, officers and key employees of Intelsat Global and its subsidiaries hold restricted shares, options and SCAs of Intelsat Global (see Note 3—Share-based and Other Compensation Plans). In the aggregate, these shares and arrangements outstanding as of September 30, 2011 provided for the issuance of approximately 12.6% of the voting equity of Intelsat Global on a fully diluted basis.

(d) Resale of Intelsat Luxembourg Notes

In April 2011, entities associated with funds and investment vehicles advised or controlled by Silver Lake Partners, one of our principal shareholders, sold all of the $190.9 million aggregate principal amount of the Intelsat Luxembourg 11 1/4% Senior Notes due 2017 (the "2017 Senior Notes") and $854 million aggregate principal amount of the Intelsat Luxembourg 11 1/2%/12 1/2% Senior PIK Election Notes due 2017 (the "2017 PIK Election Notes") that they had purchased in 2008.

(e) Horizons Holdings

We have a 50% ownership interest in Horizons Holdings as a result of a joint venture with JSAT (see Note 6—Investments).

(f) New Dawn

We have a 74.9% ownership interest in New Dawn as a result of the New Dawn Project Agreement (see Note 6—Investments).

(g) WP Com

We have a 49% ownership interest in WP Com as a result of a joint venture with Corporativo (see Note 6—Investments).

(h) Receivable from Parent

We had a receivable from Intelsat Global as of December 31, 2010 and September 30, 2011 of $5.0 million and $6.4 million, respectively.

Note 18    Related Party Transactions

(a) Shareholders' Agreement

The shareholders of Intelsat Global entered into shareholders agreements on February 4, 2008. The shareholders agreements and the articles of incorporation of Intelsat Global provide, among other things, for the governance of Intelsat Global and its subsidiaries and provide specific rights to and limitations upon the holders of Intelsat Global's share capital with respect to shares held by such holders.

(b) Monitoring Fee Agreements and Transaction Fees

In connection with the closing of the New Sponsors Acquisition on February 4, 2008, Intelsat Luxembourg, our direct wholly-owned subsidiary, entered into the 2008 MFA, pursuant to which the 2008 MFA parties provide certain monitoring, advisory and consulting services to Intelsat Luxembourg. We recorded expense for services associated with the 2008 MFA of $8.5 million, $23.2 million and $24.7 million during the successor period February 1, 2008 to December 31, 2008 and the years ended December 31, 2009 and 2010, respectively.

As payment for certain structuring and advisory services rendered, Intelsat Luxembourg also paid and expensed an aggregate transaction and advisory fee of $60.0 million to the 2008 MFA parties upon the closing of the New Sponsors Acquisition Transactions.

In connection with the closing of the PanAmSat Acquisition Transactions, Intelsat Bermuda entered into a monitoring fee agreement (the "2006 MFA") with the Former Sponsors, or affiliates of, or entities advised by, designated by or associated with, the former sponsors, as the case may be (collectively, the "2006 MFA parties"), pursuant to which the 2006 MFA parties provided certain monitoring, advisory and consulting services with respect to Intelsat Bermuda, PanAmSat Holdco and their respective subsidiaries. In connection with the consummation of the New Sponsors Acquisition, this agreement was terminated. Pursuant to the 2006 MFA, an annual fee equal to the greater of $6.25 million or 1.25% of Intelsat Corp Adjusted EBITDA (as defined in the indenture governing the 9% Senior Notes due 2016 of Intelsat Corp) was to be paid, and Intelsat Bermuda reimbursed the 2006 MFA parties for their out-of-pocket expenses. We recorded expense for services associated with the 2006 MFA of $0.7 million during the predecessor period January 1, 2008 to January 31, 2008.

In connection with the closing of our acquisition by Intelsat Holdings in January 2005, Intelsat SubHoldco entered into a monitoring fee agreement (the "2005 MFA") with Intelsat Holdings and the former sponsors, or affiliates of, or entities advised by, designated by or associated with, the former sponsors, as the case may be (collectively, the "2005 MFA parties"), pursuant to which the 2005 MFA parties provided certain monitoring, advisory and consulting services to Intelsat. In connection with the consummation of the New Sponsors Acquisition, this agreement was terminated. Pursuant to the 2005 MFA, Intelsat Sub Holdco was obligated to pay an annual fee equal to the greater of $6.25 million or 1.25% of Adjusted EBITDA as defined in the indenture governing Intelsat Sub Holdco's 8 1/4% Senior Notes due 2013 and Intelsat Sub Holdco's 8 5/8% Senior Notes due 2015, and to reimburse the 2005 MFA parties for their out-of-pocket expenses. We recorded expense for services associated with the 2005 MFA of $1.0 million during the predecessor period January 1, 2008 to January 31, 2008.

(c) Ownership by Management

In connection with and after the closing of the PanAmSat Acquisition Transactions, Intelsat Holdings entered into SCAs under its existing 2005 Share Plan with certain directors, officers and key employees of Intelsat Holdings and its subsidiaries. In addition, upon consummation of the New Sponsors Acquisition on February 4, 2008, all outstanding restricted performance shares under the 2005 Share Plan vested. Vesting in SCAs issued under the 2005 Share Plan doubled at consummation of the New Sponsors Acquisition if the awardee was still employed on February 4, 2008. The vested SCAs were cancelled in return for cash in an amount equal to the excess of approximately $400 (the per share price of the transaction) over the exercise price of each share covered. Vested restricted shares (including time and performance vesting shares) were purchased at approximately $400 per share (the per share price specified in the BC Share Purchase Agreement). In connection with the vesting and modification of these awards upon the consummation of the acquisition, we recorded compensation expense of $197.2 million during the predecessor period January 1, 2008 to January 31, 2008.

Certain directors, officers and key employees of Intelsat Global and its subsidiaries hold restricted shares, options and SCAs of Intelsat Global. In May 2009, Intelsat Global issued new restricted shares, SCAs and options to certain directors, officers and key employees under the 2008 Share Plan (see Note 5(a)—2005 Share Plan and Note 5(b)—2008 Share Plan). In May 2009, certain of our executive officers also purchased shares of Intelsat Global. In the aggregate, these shares and arrangements outstanding as of December 31, 2010 provided for the issuance of approximately 12.7% of the voting equity of Intelsat Global on a fully diluted basis.

(d) Sponsor and Executive Investments

Apollo Management V, L.P., one of our former sponsors, is the indirect controlling stockholder of Hughes Communications, Inc. and Hughes Network Systems, LLC ("HNS"). HNS is one of our largest network services customers. We recorded $9.5 million of revenue during the predecessor period January 1, 2008 to January 31, 2008, for satellite capacity and other services provided to HNS. Two members of the board of directors prior to the New Sponsors Acquisition, Messrs. Africk and Stone, served on the board of directors of Hughes Communications, Inc. and the board of managers of HNS.

During 2008, affiliates or associates of funds and investment vehicles advised or controlled by one of the New Sponsors, Silver Lake, purchased $90.9 million of the 2017 Senior Notes. Additionally, during 2008 affiliates or associates of funds and investment vehicles advised or controlled by another of the New Sponsors, BC Partners, purchased $90.9 million of the 2017 Senior Notes, which were subsequently sold to a non-affiliate in the fourth quarter of 2010.

Also during 2008, an entity associated with funds and investment vehicles advised or controlled by Silver Lake purchased a further $100.0 million of the 2017 Senior Notes and $650.0 million original principal amount of the 2017 PIK Notes. Mr. Svider, Chairman of our board of directors, Mr. McGlade, our Chief Executive Officer and Deputy Chairman of our board of directors, and a trust of which Mr. Spector, our Executive Vice President, Business Development, and General Counsel, is the beneficiary, invested $3.8 million, $2.5 million and $0.6 million, respectively, as limited partners in the entity through which the notes were purchased.

(e) Resale of Intelsat Luxembourg Notes

In October 2010, ISAT Limited, our affiliate, as it is an affiliate of BC Partners, one of our principal shareholders, sold $90.9 million aggregate principal amount of Intelsat Luxembourg's 2017 Senior Notes in a registered resale. We did not receive any proceeds from the resale of such notes, but in connection with such resale we agreed to indemnify the underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

(f) Horizons

We have a 50% ownership interest in Horizons-1 and Horizons-2 as a result of a joint venture with JSAT (see Note 9—Investments).

(g) New Dawn

We have a 74.9% ownership interest in New Dawn as a result of the New Dawn Project Agreement with Convergence Partners (see Note 9—Investments).

(h) WP Com

We have a 49% ownership interest in WP Com as a result of a joint venture with Corporativo (see Note 9—Investments).

(i) Receivable from Parent

We had a receivable from Intelsat Global as of December 31, 2009 and 2010 of $3.3 million and $5.0 million, respectively (see Note 7—Receivables).

Quarterly Results Of Operations (Unaudited)	12 Months Ended
Dec. 31, 2010
Quarterly Results Of Operations (Unaudited) [Abstract]
Quarterly Results Of Operations (Unaudited)

Note 19    Quarterly Results of Operations (unaudited)

	Quarter Ended
	March 31	June 30	September 30	December 31
2009
Revenue	$631,847	$642,484	$617,888	$620,820
Income (loss) from operations	(236,168)	316,992	235,966	228,660
Net loss	(557,586)	(32,748)	(94,784)	(96,943)
Net loss attributable to Intelsat S.A.	(557,646)	(32,740)	(94,276)	(97,030)

	Quarter Ended
	March 31	June 30	September 30	December 31
2010
Revenue	$621,140	$635,286	$644,256	$643,970
Income from operations	245,452	135,242	274,572	256,827
Net loss	(103,428)	(181,912)	(107,353)	(115,077)
Net loss attributable to Intelsat S.A.	(102,618)	(180,646)	(106,400)	(115,789)

Our quarterly revenue and operating income are generally not impacted by seasonality since customer contracts for satellite utilization are generally long-term. The quarter ended March 31, 2009 includes $499.1 million related to the impairment of our rights to operate at orbital locations. The quarter ended June 30, 2009 includes a $52.1 million gain on derivative financial instruments.

The quarter ended March 31, 2010 includes a $6.5 million non-cash impairment charge to write off the remaining carrying value of our IS-4 satellite which experienced an anomaly of its backup satellite control processor. The quarter ended June 30, 2010 includes a $104.1 million non-cash impairment charge related to the write down of our Galaxy 15 satellite to its estimated fair value following an anomaly. The quarter ended September 30, 2010 includes a $75.8 million loss on early extinguishment of debt recognized in connection with the repurchase by Intelsat Corp of its outstanding 2014 Corp Notes and its 2028 Corp Notes.

Supplemental Consolidating Financial Information	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Supplemental Consolidating Financial Information [Abstract]
Supplemental Consolidating Financial Information

Note 14    Supplemental Consolidating Financial Information

Intelsat Jackson is the issuer of approximately $1.0 billion of 11 1/4% Senior Notes due 2016 (the "2016 Intelsat Jackson Notes"). The 2016 Intelsat Jackson Notes are fully and unconditionally guaranteed, jointly and severally, by Intelsat S.A. and Intelsat Luxembourg. The 2016 Intelsat Jackson Notes are not guaranteed by any of Intelsat Jackson's direct or indirect subsidiaries.

In addition, on June 27, 2008, Intelsat Luxembourg issued the 2017 Senior Notes and the 2017 PIK Election Notes, which are fully and unconditionally guaranteed, jointly and severally, by Intelsat S.A.

Separate financial statements of Intelsat S.A., Intelsat Luxembourg and Intelsat Jackson are not presented because management believes that such financial statements would not be material to investors. Investments in Intelsat Jackson's subsidiaries in the following condensed consolidating financial information are accounted for under the equity method of accounting. Consolidating adjustments include the following:

•	elimination of investment in subsidiaries;

•	elimination of intercompany accounts; and

•	elimination of equity in earnings (losses) of subsidiaries.

INTELSAT S.A. AND SUBSIDIARIES

CONDENSED CONSOLIDATING BALANCE SHEET

AS OF SEPTEMBER 30, 2011

(in thousands)

	Intelsat S.A.	Intelsat Luxembourg	Intelsat Jackson	Intelsat Jackson Subsidiaries (Non- Guarantors)	Consolidation and Eliminations	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$7,507	$908	$65,027	$221,979	$—	$295,421
Receivables, net of allowance	6,384	5	18	287,533	—	293,940
Deferred income taxes	—	—	—	23,180	—	23,180
Prepaid expenses and other current assets	852	6,256	139	46,031	—	53,278
Intercompany receivables	—	6,256	—	632,954	(639,210)	—

Total current assets	14,743	13,425	65,184	1,211,677	(639,210)	665,819
Satellites and other property and equipment, net	—	—	—	6,179,780	—	6,179,780
Goodwill	—	—	—	6,780,827	—	6,780,827
Non-amortizable intangible assets	—	—	—	2,458,100	—	2,458,100
Amortizable intangible assets, net	—	—	—	769,230	—	769,230
Investment in affiliates	(277,872)	5,043,488	15,512,851	1,010	(20,278,467)	1,010
Other assets	5,355	103,232	98,056	222,144	—	428,787

Total assets	$(257,774)	$5,160,145	$15,676,091	$17,622,768	$(20,917,677)	$17,283,553

LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$1,875	$(10)	$4	$123,157	$—	$125,026
Accrued interest payable	9,575	77,102	246,164	3,418	—	336,259
Current portion of long-term debt	—	—	32,500	24,920	—	57,420
Deferred satellite performance incentives	—	—	—	17,513	—	17,513
Other current liabilities	—	—	3,541	132,095	—	135,636
Intercompany payables	489,452	—	149,758	—	(639,210)	—

Total current liabilities	500,902	77,092	431,967	301,103	(639,210)	671,854
Long-term debt, net of current portion	296,181	5,307,986	10,101,531	236,065	—	15,941,763
Deferred satellite performance incentives, net of current portion	—	—	—	121,287	—	121,287
Deferred revenue, net of current portion	—	—	—	687,999	—	687,999
Deferred income taxes	—	—	—	312,564	—	312,564
Accrued retirement benefits	—	—	—	239,740	—	239,740
Other long-term liabilities	—	51,536	99,105	210,577	—	361,218
Noncontrolling interest	—	—	—	1,985	—	1,985
Shareholder's equity (deficit):
Ordinary shares	5,000	669,036	4,322,473	9,576,008	(14,567,517)	5,000
Other shareholder's equity (deficit)	(1,059,857)	(945,505)	721,015	5,935,440	(5,710,950)	(1,059,857)

Total liabilities and shareholder's equity	$(257,774)	$5,160,145	$15,676,091	$17,622,768	$(20,917,677)	$17,283,553

(Certain totals may not add due to the effects of rounding)

INTELSAT S.A. AND SUBSIDIARIES

CONDENSED CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2010

(in thousands)

	Intelsat S.A.	Intelsat Luxembourg	Intelsat Jackson	Intelsat Jackson Subsidiaries (Non- Guarantors)	Consolidation and Eliminations	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$7,315	$10,017	$126,605	$548,993	$—	$692,930
Receivables, net of allowance	4,962	—	25	245,364	—	250,351
Deferred income taxes	—	—	—	24,090	—	24,090
Prepaid expenses and other current assets	608	16	9	31,184	—	31,817
Intercompany receivables	—	—	—	660,379	(660,379)	—

Total current assets	12,885	10,033	126,639	1,510,010	(660,379)	999,188
Satellites and other property and equipment, net	—	—	—	5,997,283	—	5,997,283
Goodwill	—	—	—	6,780,827	—	6,780,827
Non-amortizable intangible assets	—	—	—	2,458,100	—	2,458,100
Amortizable intangible assets, net	—	—	—	848,318	—	848,318
Investment in affiliates	498,926	5,896,195	10,588,831	81,764	(16,983,952)	81,764
Other assets	11,616	113,290	41,845	260,136	—	426,887

Total assets	$523,427	$6,019,518	$10,757,315	$17,936,438	$(17,644,331)	$17,592,367

LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$803	$(12)	$2,111	$175,641	$—	$178,543
Accrued interest payable	11,651	229,242	43,025	119,528	—	403,446
Current portion of long-term debt	—	—	—	94,723	—	94,723
Deferred satellite performance incentives	—	—	—	16,693	—	16,693
Other current liabilities	—	—	1,274	146,155	—	147,429
Intercompany payables	486,065	450	173,864	—	(660,379)	—

Total current liabilities	498,519	229,680	220,274	552,740	(660,379)	840,834
Long-term debt, net of current portion	721,947	5,232,138	4,596,936	5,270,881	—	15,821,902
Deferred satellite performance incentives, net of current portion	—	—	—	132,884	—	132,884
Deferred revenue, net of current portion	—	—	—	407,103	—	407,103
Deferred income taxes	—	—	—	484,076	—	484,076
Accrued retirement benefits	—	—	—	257,455	—	257,455
Other long-term liabilities	—	56,872	43,910	225,749		326,531
Noncontrolling interest	—	—	—	18,621	—	18,621
Shareholder's equity (deficit):
Ordinary shares	5,000	669,037	4,959,000	3,602,044	(9,230,081)	5,000
Other shareholder's equity (deficit)	(702,039)	(168,209)	937,195	6,984,885	(7,753,871)	(702,039)

Total liabilities and shareholder's equity	$523,427	$6,019,518	$10,757,315	$17,936,438	$(17,644,331)	$17,592,367

(Certain totals may not add due to the effects of rounding)

INTELSAT S.A. AND SUBSIDIARIES

UNAUDITED CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011

(in thousands)

	Intelsat S.A.	Intelsat Luxembourg	Intelsat Jackson	Intelsat Jackson Subsidiaries (Non- Guarantors)	Consolidation and Eliminations	Consolidated
Revenue	$—	$—	$—	$1,935,515	$—	$1,935,515

Operating expenses:
Direct costs of revenue (exclusive of depreciation and amortization)	—	—	—	316,749	—	316,749
Selling, general and administrative	3,982	19,049	820	133,665	—	157,516
Depreciation and amortization	—	—	—	583,196	—	583,196
Losses on derivative financial instruments	—	—	23,716	447	—	24,163

Total operating expenses	3,982	19,049	24,536	1,034,057	—	1,081,624

Income (loss) from operations	(3,982)	(19,049)	(24,536)	901,458	—	853,891
Interest expense, net	58,011	460,023	442,774	31,276	—	992,084
Loss on early extinguishment of debt	(78,960)	—	(28,963)	(218,260)	—	(326,183)
Subsidiary income (loss)	(288,455)	197,706	693,978	—	(603,229)	—
Loss from previously unconsolidated affiliates	—	—	—	(24,658)	—	(24,658)
Other income (loss), net	—	(1)	1	7,753	—	7,753

Income (loss) before income taxes	(429,408)	(281,367)	197,706	635,017	(603,229)	(481,281)
Benefit from income taxes	—	—	—	(48,931)	—	(48,931)

Net income (loss)	(429,408)	(281,367)	197,706	683,948	(603,229)	(432,350)
Net loss attributable to noncontrolling interest	—	—	—	2,942	—	2,942

Net income (loss) attributable to Intelsat S.A.	$(429,408)	$(281,367)	$197,706	$686,890	$(603,229)	$(429,408)

(Certain totals may not add due to the effects of rounding)

INTELSAT S.A. AND SUBSIDIARIES

UNAUDITED CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010

(in thousands)

	Intelsat S.A.	Intelsat Luxembourg	Intelsat Jackson	Intelsat Jackson Subsidiaries (Non- Guarantors)	Consolidation and Eliminations	Consolidated
Revenue	$—	$—	$—	$1,900,683	$—	$1,900,683

Operating expenses:
Direct costs of revenue (exclusive of depreciation and amortization)	—	—	—	302,620	—	302,620
Selling, general and administrative	3,081	18,938	353	122,217	—	144,589
Depreciation and amortization	—	—	—	596,989	—	596,989
Impairment of asset value	—	—	—	110,625	—	110,625
Losses on derivative financial instruments	—	—	36,950	53,642	—	90,592

Total operating expenses	3,081	18,938	37,303	1,186,093	—	1,245,415

Income (loss) from operations	(3,081)	(18,938)	(37,303)	714,590	—	655,268
Interest expense, net	91,991	458,041	234,731	250,255	—	1,035,018
Loss on early extinguishment of debt	—	—	—	(75,805)	—	(75,805)
Subsidiary income (loss)	(332,577)	131,626	353,004	—	(152,053)	—
Earnings from previously unconsolidated affiliates	—	—	—	377	—	377
Other income, net	—	—	—	7,566	—	7,566

Income (loss) before income taxes	(427,649)	(345,353)	80,970	396,473	(152,053)	(447,612)
Provision for (benefit from) income taxes	(37,985)	(14,090)	(50,656)	47,812	—	(54,919)

Net income (loss)	(389,664)	(331,263)	131,626	348,661	(152,053)	(392,693)
Net loss attributable to noncontrolling interest	—	—	—	3,029	—	3,029

Net income (loss) attributable to Intelsat S.A.	$(389,664)	$(331,263)	$131,626	$351,690	$(152,053)	$(389,664)

(Certain totals may not add due to the effects of rounding)

INTELSAT S.A. AND SUBSIDIARIES

UNAUDITED CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011

(in thousands)

	Intelsat S.A.	Intelsat Luxembourg	Intelsat Jackson	Intelsat Jackson Subsidiaries (Non- Guarantors)	Consolidation and Eliminations	Consolidated
Cash flows from operating activities:	$(33,898)	$(557,342)	$(56,163)	$1,320,623	$—	$673,220

Cash flows from investing activities:
Payments for satellites and other property and equipment (including capitalized interest)	—	—	—	(615,113)	—	(615,113)
Disbursements for intercompany loans	—	—	(113,206)	(21,841)	135,047	—
Capital contributions to previously unconsolidated affiliates	—	—	—	(12,209)	—	(12,209)
Investment in subsidiaries	(3,100)	—	(5,027,932)	—	5,031,032	—
Dividend from affiliates	559,801	1,108,034	781,374	—	(2,449,209)	—
Other investing activities	—	—	—	6,710	—	6,710

Net cash provided by (used in) investing activities	556,701	1,108,034	(4,359,764)	(642,453)	2,716,870	(620,612)

Cash flows from financing activities:
Repayments of long-term debt	(485,841)	—	(547,755)	(5,289,423)	—	(6,323,019)
Proceeds from issuance of long-term debt	—	—	6,083,750	35,675	—	6,119,425
Proceeds from intercompany borrowing	—	—	21,841	113,206	(135,047)	—
Debt issuance costs	—	—	(69,339)	—	—	(69,339)
Payment of premium on early retirement of debt	(36,770)	—	(26,114)	(108,163)	—	(171,047)
Principal payments on deferred satellite performance incentives	—	—	—	(10,776)	—	(10,776)
Capital contribution from parent	—	—	—	5,031,032	(5,031,032)	—
Dividends to shareholders	—	(559,801)	(1,108,034)	(781,374)	2,449,209	—
Noncontrolling interest in New Dawn	—	—	—	1,734	—	1,734

Net cash provided by (used in) financing activities	(522,611)	(559,801)	4,354,349	(1,008,089)	(2,716,870)	(453,022)

Effect of exchange rate changes on cash and cash equivalents	—	—	—	2,905	—	2,905

Net change in cash and cash equivalents	192	(9,109)	(61,578)	(327,014)	—	(397,509)
Cash and cash equivalents, beginning of period	7,315	10,017	126,605	548,993	—	692,930

Cash and cash equivalents, end of period	$7,507	$908	$65,027	$221,979	$—	$295,421

(Certain totals may not add due to the effects of rounding)

INTELSAT S.A. AND SUBSIDIARIES

UNAUDITED CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010

(in thousands)

	Intelsat S.A.	Intelsat Luxembourg	Intelsat Jackson	Intelsat Jackson Subsidiaries (Non- Guarantors)	Consolidation and Eliminations	Consolidated
Cash flows from operating activities:	$(37,506)	$(340,120)	$(100,934)	$1,099,580	$—	$621,020

Cash flows from investing activities:
Payments for satellites and other property and equipment (including capitalized interest)	—	—	—	(683,349)	—	(683,349)
Proceeds from sale of other property and equipment	—	—	—	—	—	—
Proceeds from sale of investment	—	—	—	28,594	—	28,594
Disbursements for intercompany loans	—	—	—	(228,499)	228,499	—
Capital contribution to previously unconsolidated affiliates	—	—	—	(12,209)	—	(12,209)
Investment in subsidiaries	(6,500)	—	(834,000)	—	840,500	—
Dividend from affiliates	3,000	161,781	231,955	—	(396,736)	—
Other investing activities	—	—	—	9,585	—	9,585

Net cash provided by (used in) investing activities	(3,500)	161,781	(602,045)	(885,878)	672,263	(657,379)

Cash flows from financing activities:
Repayments of long-term debt	—	—	—	(745,589)	—	(745,589)
Proceeds from issuance of long-term debt	—	—	1,000,000	23,465	—	1,023,465
Proceeds from intercompany borrowing	23,253	167,235	38,011	—	(228,499)	—
Debt issuance costs	(15,370)	(1,485)	(15,208)	—	—	(32,063)
Payment of premium on early retirement of debt	—	—	—	(44,118)	—	(44,118)
Principal payments on deferred satellite performance incentives	—	—	—	(11,946)	—	(11,946)
Principal payments on capital lease obligations	—	—	—	(191)	—	(191)
Capital contribution from parent	18,000	—	—	840,500	(840,500)	18,000
Dividends to shareholders	—	(3,000)	(161,781)	(231,955)	396,736	—
Noncontrolling interest in New Dawn	—	—	—	1,035	—	1,035

Net cash provided by (used in) financing activities	25,883	162,750	861,022	(168,799)	(672,263)	208,593

Effect of exchange rate changes on cash and cash equivalents	—	—	—	1,419	—	1,419

Net change in cash and cash equivalents	(15,123)	(15,589)	158,043	46,322	—	173,653
Cash and cash equivalents, beginning of period	21,817	16,115	2,206	437,433	—	477,571

Cash and cash equivalents, end of period	$6,694	$526	$160,249	$483,755	$—	$651,224

(Certain totals may not add due to the effects of rounding)

On April 5, 2011, Intelsat Jackson completed an offering of $2.65 billion aggregate principal amount of senior notes, consisting of $1.5 billion aggregate principal amount of 7 1/4% Senior Notes due 2019 (the "7 1/4% 2019 Notes") and $1.15 billion amount of 7 1/2% Senior Notes due 2021 (the "2021 Notes"). The 7 1/4% 2019 Notes and the 2021 Notes are fully and unconditionally guaranteed, jointly and severally by Intelsat S.A., Intelsat Luxembourg and certain wholly-owned subsidiaries of Intelsat Jackson (the "Subsidiary Guarantors").

Separate financial statements of Intelsat S.A., Intelsat Luxembourg, Intelsat Jackson and the Subsidiary Guarantors are not presented because management believes that such financial statements would not be material to investors. Investments in Intelsat Jackson's subsidiaries in the following condensed consolidating financial information are accounted for under the equity method of accounting. Consolidating adjustments include the following:

•	elimination of investment in subsidiaries;

•	elimination of intercompany accounts;

•	elimination of intercompany sales between guarantor and non-guarantor subsidiaries; and

•	elimination of equity in earnings (losses) of subsidiaries.

INTELSAT S.A. AND SUBSIDIARIES

CONDENSED CONSOLIDATING BALANCE SHEET

AS OF SEPTEMBER 30, 2011

(in thousands)

	Intelsat S.A.	Intelsat Luxembourg	Intelsat Jackson	Jackson Subsidiary Guarantors	Non-Guarantor Subsidiaries	Consolidation and Eliminations	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$7,507	$908	$232,780	$167,753	$54,226	$(167,753)	$295,421
Receivables, net of allowance	6,384	5	200,882	200,863	86,669	(200,863)	293,940
Deferred income taxes	—	—	11,976	11,976	11,204	(11,976)	23,180
Prepaid expenses and other current assets	852	6,256	41,400	41,261	8,500	(44,991)	53,278
Intercompany receivables	—	6,256	542,534	692,292	—	(1,241,082)	—

Total current assets	14,743	13,425	1,029,572	1,114,145	160,599	(1,666,665)	665,819

Satellites and other property and equipment, net	—	—	5,782,633	5,782,633	414,940	(5,800,426)	6,179,780
Goodwill	—	—	6,780,827	6,780,827	—	(6,780,827)	6,780,827
Non-amortizable intangible assets	—	—	2,458,100	2,458,100	—	(2,458,100)	2,458,100
Amortizable intangible assets, net	—	—	769,230	769,230	—	(769,230)	769,230
Investment in affiliates	(277,742)	5,043,618	206,748	206,748	10	(5,178,372)	1,010
Other assets	5,355	103,232	277,167	179,110	36,754	(172,831)	428,787

Total assets	$(257,644)	$5,160,275	$17,304,277	$17,290,793	$612,303	$(22,826,451)	$17,283,553

LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$1,875	$(10)	$96,748	$96,744	$30,143	$(100,474)	$125,026
Accrued interest payable	9,575	77,102	247,015	852	2,567	(852)	336,259
Current portion of long-term debt	—	—	32,500	—	24,920	—	57,420
Deferred satellite performance incentives	—	—	16,164	16,164	1,349	(16,164)	17,513
Other current liabilities	—	—	122,040	118,497	14,928	(119,829)	135,636
Intercompany payables	489,452	—	—	—	59,338	(548,790)	—

Total current liabilities	500,902	77,092	514,467	232,257	133,245	(786,109)	671,854
Long-term debt, net of current portion	296,181	5,307,986	10,101,531	—	236,065	—	15,941,763
Deferred satellite performance incentives, net of current portion	—	—	118,054	118,054	3,233	(118,054)	121,287
Deferred revenue, net of current portion	—	—	697,007	697,007	7,322	(713,337)	687,999
Deferred income taxes	—	—	298,214	298,214	8,072	(291,936)	312,564
Accrued retirement benefits	—	—	239,740	239,740	—	(239,740)	239,740
Other long-term liabilities	—	51,536	291,646	192,541	18,036	(192,541)	361,218
Noncontrolling interest	—	—	—	—	1,985	—	1,985

Shareholder's equity (deficit):
Ordinary shares	5,000	669,036	4,322,518	9,576,007	26	(14,567,587)	5,000
Other shareholder's equity (deficit)	(1,059,727)	(945,375)	721,100	5,936,973	204,319	(5,917,147)	(1,059,857)

Total liabilities and shareholder's equity	$(257,644)	$5,160,275	$17,304,277	$17,290,793	$612,303	$(22,826,451)	$17,283,553

(Certain totals may not add due to the effects of rounding)

INTELSAT S.A. AND SUBSIDIARIES

CONDENSED CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2010

(in thousands)

	Intelsat S.A.	Intelsat Luxembourg	Intelsat Jackson	Jackson Subsidiary Guarantors	Non-Guarantor Subsidiaries	Consolidation and Eliminations	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$7,315	$10,017	$595,472	$468,867	$80,126	$(468,867)	$692,930
Receivables, net of allowance	4,962	—	198,186	198,161	47,203	(198,161)	250,351
Deferred income taxes	—	—	12,479	12,479	11,611	(12,479)	24,090
Prepaid expenses and other current assets	608	16	20,556	20,548	12,644	(22,555)	31,817
Intercompany receivables	—	—	647,961	821,825	—	(1,469,786)	—

Total current assets	12,885	10,033	1,474,654	1,521,880	151,584	(2,171,848)	999,188
Satellites and other property and equipment, net	—	—	5,722,302	5,722,302	290,773	(5,738,094)	5,997,283
Goodwill	—	—	6,780,827	6,780,827	—	(6,780,827)	6,780,827
Non-amortizable intangible assets	—	—	2,458,100	2,458,100	—	(2,458,100)	2,458,100
Amortizable intangible assets, net	—	—	848,318	848,318	—	(848,318)	848,318
Investment in affiliates	498,926	5,896,195	122,454	122,454	10	(6,558,275)	81,764
Other assets	11,616	113,290	279,564	237,719	18,138	(233,440)	426,887

Total assets	$523,427	$6,019,518	$17,686,219	$17,691,600	$460,505	$(24,788,902)	$17,592,367

LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$803	$(12)	$154,820	$152,708	$24,939	$(154,715)	$178,543
Accrued interest payable	11,651	229,242	162,284	119,260	269	(119,260)	403,446
Current portion of long-term debt	—	—	94,723	94,723	—	(94,723)	94,723
Deferred satellite performance incentives	—	—	15,623	15,623	1,070	(15,623)	16,693
Other current liabilities	—	—	123,040	121,766	24,389	(121,766)	147,429
Intercompany payables	486,065	450	—	—	161,444	(647,959)	—

Total current liabilities	498,519	229,680	550,490	504,080	212,111	(1,154,046)	840,834
Long-term debt, net of current portion	721,947	5,232,138	9,720,225	5,123,289	147,592	(5,123,289)	15,821,902
Deferred satellite performance incentives, net of current portion	—	—	128,956	128,956	3,928	(128,956)	132,884
Deferred revenue, net of current portion	—	—	416,753	416,753	8,143	(434,546)	407,103
Deferred income taxes	—	—	461,146	461,146	16,652	(454,868)	484,076
Accrued retirement benefits	—	—	257,455	257,455	—	(257,455)	257,455
Other long-term liabilities	—	56,873	254,999	211,088	14,659	(211,088)	326,531
Noncontrolling interest	—	—	—	—	18,621	—	18,621
Shareholder's equity (deficit):
Ordinary shares	5,000	669,036	4,959,045	3,602,046	26	(9,230,153)	5,000
Other shareholder's equity (deficit)	(702,039)	(168,209)	937,150	6,986,787	38,773	(7,794,501)	(702,039)

Total liabilities and shareholder's equity	$523,427	$6,019,518	$17,686,219	$17,691,600	$460,505	$(24,788,902)	$17,592,367

(Certain totals may not add due to the effects of rounding)

INTELSAT S.A. AND SUBSIDIARIES

UNAUDITED CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011

(in thousands)

	Intelsat S.A.	Intelsat Luxembourg	Intelsat Jackson	Jackson Subsidiary Guarantors	Non-Guarantor Subsidiaries	Consolidation and Eliminations	Consolidated
Revenue	$—	$—	$1,714,752	$1,714,752	$508,811	$(2,002,800)	$1,935,515

Operating expenses:
Direct costs of revenue (exclusive of depreciation and amortization)	—	—	191,443	191,443	413,354	(479,491)	316,749
Selling, general and administrative	3,982	19,049	100,456	99,637	34,029	(99,637)	157,516
Depreciation and amortization	—	—	558,503	558,503	25,008	(558,818)	583,196
(Gains) losses on derivative financial instruments	—	—	19,255	(4,461)	4,908	4,461	24,163

Total operating expenses	3,982	19,049	869,657	845,122	477,299	(1,133,485)	1,081,624

Income (loss) from operations	(3,982)	(19,049)	845,095	869,630	31,512	(869,315)	853,891
Interest expense, net	58,011	460,023	467,479	24,705	6,571	(24,705)	992,084
Loss on early extinguishment of debt	(78,960)	—	(247,223)	(218,261)	—	218,261	(326,183)
Subsidiary income (loss)	(288,325)	197,836	37,595	37,595	—	15,299	—
Loss from previously unconsolidated affiliates	—	—	(24,658)	(24,658)	—	24,658	(24,658)
Other income (expense), net	—	(1)	2,336	2,336	5,863	(2,781)	7,753

Income (loss) before income taxes	(429,278)	(281,237)	145,666	641,937	30,804	(589,173)	(481,281)
Provision for (benefit from) income taxes	—	—	(52,170)	(52,170)	3,239	52,170	(48,931)

Net income (loss)	(429,278)	(281,237)	197,836	694,107	27,565	(641,343)	(432,350)
Net loss attributable to noncontrolling interest	—	—	—	—	2,942	—	2,942

Net income (loss) attributable to Intelsat, S.A.	$(429,278)	$(281,237)	$197,836	$694,107	$30,507	$(641,343)	$(429,408)

(Certain totals may not add due to the effects of rounding)

INTELSAT S.A. AND SUBSIDIARIES

UNAUDITED CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010

(in thousands)

	Intelsat S.A.	Intelsat Luxembourg	Intelsat Jackson	Jackson Subsidiary Guarantors	Non-Guarantor Subsidiaries	Consolidation and Eliminations	Consolidated
Revenue	$—	$—	$1,702,582	$1,702,582	$459,736	$(1,964,217)	$1,900,683

Operating expenses:
Direct costs of revenue (exclusive of depreciation and amortization)	—	—	189,283	189,283	374,972	(450,918)	302,620
Selling, general and administrative	3,081	18,938	97,287	96,934	25,283	(96,934)	144,589
Depreciation and amortization	—	—	576,774	576,774	20,215	(576,774)	596,989
Impairment of asset value	—	—	110,625	110,625	—	(110,625)	110,625
Losses on derivative financial instruments	—	—	78,742	41,792	11,850	(41,792)	90,592

Total operating expenses	3,081	18,938	1,052,711	1,015,408	432,320	(1,277,043)	1,245,415

Income (loss) from operations	(3,081)	(18,938)	649,871	687,174	27,416	(687,174)	655,268
Interest expense, net	91,991	458,041	482,389	247,657	2,597	(247,657)	1,035,018
Loss on early extinguishment of debt	—	—	(75,805)	(75,805)	—	75,805	(75,805)
Subsidiary income (loss)	(332,577)	131,626	16,544	16,544	—	167,863	—
Earnings from previously unconsolidated affiliates	—	—	377	377	—	(377)	377
Other income, net	—	—	5,396	5,396	2,170	(5,396)	7,566

Income (loss) before income taxes	(427,649)	(345,353)	113,994	386,029	26,989	(201,622)	(447,612)
Provision for (benefit from) income taxes	(37,985)	(14,090)	(17,632)	33,024	14,788	(33,024)	(54,919)

Net income (loss)	(389,664)	(331,263)	131,626	353,005	12,201	(168,598)	(392,693)
Net loss attributable to noncontrolling interest	—	—	—	—	3,029	—	3,029

Net income (loss) attributable to Intelsat, S.A.	$(389,664)	$(331,263)	$131,626	$353,005	$15,230	$(168,598)	$(389,664)

(Certain totals may not add due to the effects of rounding)

INTELSAT S.A. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011

(in thousands)

	Intelsat S.A.	Intelsat Luxembourg	Intelsat Jackson	Jackson Subsidiary Guarantors	Non-Guarantor Subsidiaries	Consolidation and Eliminations	Consolidated
Cash flows from operating activities:	$(33,898)	$(557,342)	$1,260,055	$1,319,179	$6,782	$(1,321,556)	$673,220

Cash flows from investing activities:
Payments for satellites and other property and equipment (including capitalized interest)	—	—	(566,434)	(566,434)	(51,056)	568,811	(615,113)
Repayment from (disbursements for) intercompany loans	—	—	15,767	(7,554)	787	(9,000)	—
Capital contributions to previously unconsolidated affiliates	—	—	(12,209)	(12,209)	—	12,209	(12,209)
Investment in subsidiaries	(3,100)	—	(6,671)	(6,671)	—	16,442	—
Dividend from affiliates	559,801	1,108,034	17,267	17,267	—	(1,702,369)	—
Other investing activities	—	—	6,710	6,710	—	(6,710)	6,710

Net cash provided by (used in) investing activities	556,701	1,108,034	(545,570)	(568,891)	(50,269)	(1,120,617)	(620,612)

Cash flows from financing activities:
Repayments of long-term debt	(485,841)	—	(5,837,178)	(5,289,423)	—	5,289,423	(6,323,019)
Proceeds from issuance of long-term debt	—	—	6,083,750	—	35,675	—	6,119,425
Proceeds from (repayment of) intercompany borrowing	—	—	(787)	110,940	(15,767)	(94,386)	—
Debt issuance costs	—	—	(69,339)	—	—	—	(69,339)
Payment of premium on early retirement of debt	(36,770)	—	(134,277)	(108,163)	—	108,163	(171,047)
Principal payments on deferred satellite performance incentives	—	—	(10,361)	(10,361)	(415)	10,361	(10,776)
Capital contribution from parent	—	—	—	5,027,932	9,771	(5,037,703)	—
Dividends to shareholders	—	(559,801)	(1,108,034)	(781,374)	(17,267)	2,466,476	—
Noncontrolling interest in New Dawn	—	—	—	—	1,734	—	1,734

Net cash provided by (used in) financing activities	(522,611)	(559,801)	(1,076,226)	(1,050,449)	13,731	2,742,334	(453,022)

Effect of exchange rate changes on cash and cash equivalents	—	—	(951)	(953)	3,856	953	2,905

Net change in cash and cash equivalents	192	(9,109)	(362,692)	(301,114)	(25,900)	301,114	(397,509)
Cash and cash equivalents, beginning of period	7,315	10,017	595,472	468,867	80,126	(468,867)	692,930

Cash and cash equivalents, end of period	$7,507	$908	$232,780	$167,753	$54,226	$(167,753)	$295,421

INTELSAT S.A. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010

(in thousands)

	Intelsat S.A.	Intelsat Luxembourg	Intelsat Jackson	Jackson Subsidiary Guarantors	Non-Guarantor Subsidiaries	Consolidation and Eliminations	Consolidated
Cash flows from operating activities:	$(37,506)	$(340,120)	$986,802	$1,087,737	$11,844	$(1,087,737)	$621,020

Cash flows from investing activities:
Payments for satellites and other property and equipment (including capitalized interest)	—	—	(635,855)	(635,855)	(47,494)	635,855	(683,349)
Proceeds from sale of investment	—	—	28,594	28,594	—	(28,594)	28,594
Disbursements for intercompany loans	—	—	(173,719)	(211,731)	—	385,450	—
Capital contribution to unconsolidated affiliates	—	—	(12,209)	(12,209)	—	12,209	(12,209)
Investment in subsidiaries	(6,500)	—	(3,366)	(3,366)	—	13,232	—
Dividend from affiliates	3,000	161,781	8,862	8,862	—	(182,505)	—
Other investing activities	—	—	6,099	6,099	3,486	(6,099)	9,585

Net cash provided by (used in) investing activities	(3,500)	161,781	(781,594)	(819,606)	(44,008)	829,548	(657,379)

Cash flows from financing activities:
Repayments of long-term debt	—	—	(745,589)	(745,589)	—	745,589	(745,589)
Proceeds from issuance of long-term debt	—	—	1,000,000	—	23,465	—	1,023,465
Proceeds from (repayment of) intercompany borrowing	23,253	167,235	—	—	(16,769)	(173,719)	—
Debt issuance costs	(15,370)	(1,485)	(15,208)	—	—	—	(32,063)
Payment of premium on early retirement of debt	—	—	(44,118)	(44,118)	—	44,118	(44,118)
Principal payments on deferred satellite performance incentives	—	—	(11,555)	(11,555)	(391)	11,555	(11,946)
Principal payments on capital lease obligations	—	—	—	—	(191)	—	(191)
Capital contribution from parent	18,000	—	—	834,000	9,866	(843,866)	18,000
Dividends to shareholders	—	(3,000)	(161,781)	(231,955)	(8,862)	405,598	—
Noncontrolling interest in New Dawn	—	—	—	—	1,035	—	1,035

Net cash provided by (used in) financing activities	25,883	162,750	21,749	(199,217)	8,153	189,275	208,593

Effect of exchange rate changes on cash and cash equivalents	—	—	(777)	(777)	2,196	777	1,419

Net change in cash and cash equivalents	(15,123)	(15,589)	226,180	68,137	(21,815)	(68,137)	173,653
Cash and cash equivalents, beginning of period	21,817	16,115	343,085	340,878	96,554	(340,878)	477,571

Cash and cash equivalents, end of period	$6,694	$526	$569,265	$409,015	$74,739	$(409,015)	$651,224

Note 20    Supplemental Consolidating Financial Information

Intelsat Jackson is the issuer of approximately $1.0 billion of 11¼% Senior Notes due 2016 (the "2016 Intelsat Jackson Notes"). The 2016 Intelsat Jackson Notes are fully and unconditionally guaranteed, jointly and severally, by Intelsat S.A. and Intelsat Luxembourg. The 2016 Intelsat Jackson Notes are not guaranteed by any of Intelsat Jackson's direct or indirect subsidiaries.

In addition, on June 27, 2008, Intelsat Luxembourg issued the 2017 Senior Notes and the 2017 PIK Notes, which are fully and unconditionally guaranteed, jointly and severally, by Intelsat S.A.

Separate financial statements of Intelsat S.A., Intelsat Luxembourg and Intelsat Jackson are not presented because management believes that such financial statements would not be material to investors. Investments in Intelsat Jackson's subsidiaries in the following condensed consolidating financial information are accounted for under the equity method of accounting. Consolidating adjustments include the following:

•	elimination of investment in subsidiaries;

•	elimination of intercompany accounts; and

•	elimination of equity in earnings (losses) of subsidiaries.

INTELSAT S.A. AND SUBSIDIARIES

CONDENSED CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2010

(in thousands)

	Intelsat S.A.	Intelsat Luxembourg	Intelsat Jackson	Intelsat Jackson Subsidiaries (Non- Guarantors)	Consolidation and Eliminations	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$7,315	$10,017	$126,605	$548,993	$—	$692,930
Receivables, net of allowance	4,962	—	25	245,364	—	250,351
Deferred income taxes	—	—	—	24,090	—	24,090
Prepaid expenses and other current assets	608	16	9	31,184	—	31,817
Intercompany receivables	—	—	—	660,379	(660,379)	—

Total current assets	12,885	10,033	126,639	1,510,010	(660,379)	999,188
Satellites and other property and equipment, net	—	—	—	5,997,283	—	5,997,283
Goodwill	—	—	—	6,780,827	—	6,780,827
Non-amortizable intangible assets	—	—	—	2,458,100	—	2,458,100
Amortizable intangible assets, net	—	—	—	848,318	—	848,318
Investment in affiliates	498,926	5,896,195	10,588,831	81,764	(16,983,952)	81,764
Other assets	11,616	113,290	41,845	260,136	—	426,887

Total assets	$523,427	$6,019,518	$10,757,315	$17,936,438	$(17,644,331)	$17,592,367

LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$803	$(12)	$2,111	$175,641	$—	$178,543
Accrued interest payable	11,651	229,242	43,025	119,528	—	403,446
Current portion of long-term debt	—	—	—	94,723	—	94,723
Deferred satellite performance incentives	—	—	—	16,693	—	16,693
Other current liabilities	—	—	1,274	146,155	—	147,429
Intercompany payables	486,065	450	173,864	—	(660,379)	—

Total current liabilities	498,519	229,680	220,274	552,740	(660,379)	840,834
Long-term debt, net of current portion	721,947	5,232,138	4,596,936	5,270,881	—	15,821,902
Deferred satellite performance incentives, net of current portion	—	—	—	132,884	—	132,884
Deferred revenue, net of current portion	—	—	—	407,103	—	407,103
Deferred income taxes	—	—	—	484,076	—	484,076
Accrued retirement benefits	—	—	—	257,455	—	257,455
Other long-term liabilities	—	56,872	43,910	225,749		326,531
Noncontrolling interest	—	—	—	18,621	—	18,621
Shareholder's equity (deficit):
Ordinary shares	5,000	669,037	4,959,000	3,602,044	(9,230,081)	5,000
Other shareholder's equity (deficit)	(702,039)	(168,209)	937,195	6,984,885	(7,753,871)	(702,039)

Total liabilities and shareholder's equity	$523,427	$6,019,518	$10,757,315	$17,936,438	$(17,644,331)	$17,592,367

(Certain totals may not add due to the effects of rounding)

INTELSAT S.A. AND SUBSIDIARIES

CONDENSED CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2009

(in thousands)

	Intelsat S.A.	Intelsat Luxembourg	Intelsat Jackson	Intelsat Jackson Subsidiaries (Non- Guarantors)	Consolidation and Eliminations	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$21,817	$16,115	$2,206	$437,433	$—	$477,571
Receivables, net of allowance	3,282	—	—	291,257	—	294,539
Deferred income taxes	—	—	—	50,643	—	50,643
Prepaid expenses and other current assets	679	—	—	32,882	—	33,561
Intercompany receivables	—	—	—	693,484	(693,484)	—

Total current assets	25,778	16,115	2,206	1,505,699	(693,484)	856,314
Satellites and other property and equipment, net	—	—	—	5,781,955	—	5,781,955
Goodwill	—	—	—	6,780,827	—	6,780,827
Non-amortizable intangible assets	—	—	—	2,458,100	—	2,458,100
Amortizable intangible assets, net	—	—	—	978,599	—	978,599
Investment in affiliates	964,519	6,093,804	9,973,449	88,902	(17,031,772)	88,902
Other assets	—	124,926	27,955	351,834	(106,477)	398,238

Total assets	$990,297	$6,234,845	$10,003,610	$17,945,916	$(17,831,733)	$17,342,935

LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$2,197	$507	$242	$203,455	$—	$206,401
Accrued interest payable	11,651	220,739	20,356	116,630	—	369,376
Current portion of long-term debt	—	—	—	97,689	—	97,689
Deferred satellite performance incentives	—	—	—	18,683	—	18,683
Other current liabilities	—	—	1,293	121,201	—	122,494
Intercompany payables	474,422	12,595	206,467	—	(693,484)	—

Total current liabilities	488,270	233,841	228,358	557,658	(693,484)	814,643
Long-term debt, net of current portion	674,805	4,954,991	3,597,292	5,995,922	—	15,223,010
Deferred satellite performance incentives, net of current portion	—	—	—	128,774	—	128,774
Deferred revenue, net of current portion	—	—	—	254,636	—	254,636
Deferred income taxes	37,985	14,090	50,656	552,465	(106,477)	548,719
Accrued retirement benefits	—	—	—	239,873	—	239,873
Other long-term liabilities	—	63,433	33,500	238,226	—	335,159
Noncontrolling interest	—	—	—	8,884	—	8,884
Shareholder's equity (deficit):
Ordinary shares	5,000	669,036	4,959,000	3,602,045	(9,230,081)	5,000
Other shareholder's equity (deficit)	(215,763)	299,454	1,134,804	6,367,433	(7,801,691)	(215,763)

Total liabilities and shareholder's equity	$990,297	$6,234,845	$10,003,610	$17,945,916	$(17,831,733)	$17,342,935

(Certain totals may not add due to the effects of rounding)

INTELSAT S.A. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

(in thousands)

	Intelsat S.A.	Intelsat Luxembourg	Intelsat Jackson	Intelsat Jackson Subsidiaries (Non- Guarantors)	Consolidation and Eliminations	Consolidated
Revenue	$—	$—	$—	$2,544,652	$—	$2,544,652

Operating expenses:
Direct costs of revenue (exclusive of depreciation and amortization)	—	—	—	413,400	—	413,400
Selling, general and administrative	4,054	25,204	376	190,573	—	220,207
Depreciation and amortization	—	—	—	798,817	—	798,817
Impairment of asset value	—	—	—	110,625	—	110,625
Losses on derivative financial instruments	—	—	35,942	53,567	—	89,509

Total operating expenses	4,054	25,204	36,318	1,566,982	—	1,632,558

Income (loss) from operations	(4,054)	(25,204)	(36,318)	977,670	—	912,094
Interest expense, net	123,482	611,213	331,155	313,169	—	1,379,019
Loss on early extinguishment of debt	—	—	—	(76,849)	—	(76,849)
Subsidiary income (loss)	(415,901)	234,134	550,951	—	(369,184)	—
Other income, net	—	—		9,627	—	9,627

Income (loss) before income taxes	(543,437)	(402,283)	183,478	597,279	(369,184)	(534,147)
Provision for (benefit from) income taxes	(37,985)	(14,090)	(50,656)	76,353	—	(26,378)

Net income (loss)	(505,452)	(388,193)	234,134	520,926	(369,184)	(507,769)
Net loss attributable to noncontrolling interest	—	—	—	2,317	—	2,317

Net income (loss) attributable to Intelsat S.A.	$(505,452)	$(388,193)	$234,134	$523,243	$(369,184)	$(505,452)

(Certain totals may not add due to the effects of rounding)

INTELSAT S.A. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009

(in thousands)

	Intelsat S.A.	Intelsat Luxembourg	Intelsat Jackson	Intelsat Jackson Subsidiaries (Non- Guarantors)	Consolidation and Eliminations	Consolidated
Revenue	$—	$—	$—	$2,513,039	$—	$2,513,039

Operating expenses:
Direct costs of revenue (exclusive of depreciation and amortization)	—	—	—	401,826	—	401,826
Selling, general and administrative	28,029	23,273	224	208,418	—	259,944
Depreciation and amortization	—	—	—	804,037	—	804,037
Impairment of asset value	—	—	—	499,100	—	499,100
(Gains) losses on derivative financial instruments	—	—	4,672	(1,991)	—	2,681

Total operating expenses	28,029	23,273	4,896	1,911,390	—	1,967,588

Income (loss) from operations	(28,029)	(23,273)	(4,896)	601,649	—	545,451
Interest expense, net	104,311	622,058	291,908	345,746	(1,200)	1,362,823
Gain (loss) on early extinguishment of debt	(74,483)	19,676	—	60,704	(1,200)	4,697
Subsidiary income (loss)	(536,884)	128,646	476,106	—	(67,868)	—
Other income (expense), net	—	(1)		42,014	—	42,013

Income (loss) before income taxes	(743,707)	(497,010)	179,302	358,621	(67,868)	(770,662)
Provision for (benefit from) income taxes	37,985	14,133	50,656	(91,375)	—	11,399

Net income (loss)	(781,692)	(511,143)	128,646	449,996	(67,868)	(782,061)
Net loss attributable to noncontrolling interest	—	—	—	369	—	369

Net income (loss) attributable to Intelsat S.A.	$(781,692)	$(511,143)	$128,646	$450,365	$(67,868)	$(781,692)

(Certain totals may not add due to the effects of rounding)

INTELSAT S.A. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

FOR THE PERIOD JANUARY 1, 2008 TO JANUARY 31, 2008

(in thousands)

	Intelsat S.A.	Intelsat Luxembourg	Non-Guarantors	Consolidation and Eliminations	Consolidated
Revenue	$—	$—	$190,261	$—	$190,261

Operating expenses:
Direct costs of revenue (exclusive of depreciation and amortization)	—	—	25,683	—	25,683
Selling, general and administrative	1,600	739	16,146	—	18,485
Depreciation and amortization	—	—	64,157	—	64,157
Transaction costs	186,601	60,000	66,501		313,102
Losses on derivative financial instruments	—	—	11,431	—	11,431

Total operating expenses	188,201	60,739	183,918	—	432,858

Income (loss) from operations	(188,201)	(60,739)	6,343	—	(242,597)
Interest expense, net	14,168	35,621	30,486	—	80,275
Subsidiary loss	(109,492)	(13,132)	—	122,624	—
Other income, net	—	—	535	—	535

Loss before income taxes	(311,861)	(109,492)	(23,608)	122,624	(322,337)
Benefit from income taxes	—	—	(10,476)	—	(10,476)

Net loss	(311,861)	(109,492)	(13,132)	122,624	(311,861)

(Certain totals may not add due to the effects of rounding)

INTELSAT S.A. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

FOR THE PERIOD FEBRUARY 1, 2008 TO DECEMBER 31, 2008

(in thousands)

	Intelsat S.A.	Intelsat Luxembourg	Intelsat Jackson	Intelsat Jackson Subsidiaries (Non- Guarantors)	Consolidation and Eliminations	Consolidated
Revenue	$—	$—	$—	$2,174,640	$—	$2,174,640

Operating expenses:
Direct costs of revenue (exclusive of depreciation and amortization)	—	—	—	337,466	—	337,466
Selling, general and administrative	21,019	9,976	67	151,895	—	182,957
Depreciation and amortization	—	—	—	795,663	—	795,663
Restructuring costs	—	—	—	1,926		1,926
Impairment of asset value	—	—	—	390,444	—	390,444
Losses on derivative financial instruments	—	—	53,843	101,462	—	155,305

Total operating expenses	21,019	9,976	53,910	1,778,856	—	1,863,761

Income (loss) from operations	(21,019)	(9,976)	(53,910)	395,784	—	310,879
Interest expense, net	124,433	535,036	270,443	365,546	—	1,295,458
Gain (loss) on early extinguishment of debt	—	—	(20)	596	—	576
Subsidiary income (loss)	(740,855)	(195,824)	128,549	—	808,130	—
Other income (expense), net	1	2	—	(11,960)	—	(11,957)

Income (loss) before income taxes	(886,306)	(740,834)	(195,824)	18,874	808,130	(995,960)
Provsion for (benefit from) income taxes	—	21	—	(109,582)	—	(109,561)

Net income (loss)	(886,306)	(740,855)	(195,824)	128,456	808,130	(886,399)

Net loss attributable to noncontrolling interest	—	—	—	93	—	93

Net income (loss) attributable to Intelsat S.A.	$(886,306)	$(740,855)	$(195,824)	$128,549	$808,130	$(886,306)

(Certain totals may not add due to the effects of rounding)

INTELSAT S.A. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2010

(in thousands)

	Intelsat S.A.	Intelsat Luxembourg	Intelsat Jackson	Intelsat Jackson Subsidiaries (Non- Guarantors)	Consolidation and Eliminations	Consolidated
Cash flows from operating activities:	$(68,898)	$(340,628)	$(177,218)	$1,604,962	$—	$1,018,218

Cash flows from investing activities:
Payments for satellites and other property and equipment (including capitalized interest)	—	—	—	(982,127)	—	(982,127)
Proceeds from sale of investment	—	—	—	28,594	—	28,594
Disbursements for intercompany loans	—	—	—	(228,499)	228,499	—
Capital contribution to previously unconsolidated affiliates	—	—	—	(12,209)	—	(12,209)
Investment in subsidiaries	(6,500)	—	(868,087)	—	874,587	—
Dividend from affiliates	35,013	203,794	351,006	—	(589,813)	—
Other investing activities	—	—	—	11,128	—	11,128

Net cash provided by (used in) investing activities	28,513	203,794	(517,081)	(1,183,113)	513,273	(954,614)

Cash flows from financing activities:
Repayments of long-term debt	—	—	—	(801,785)	—	(801,785)
Proceeds from issuance of long-term debt	—	—	1,000,000	25,565	—	1,025,565
Proceeds from intercompany borrowing	23,253	167,235	38,011	—	(228,499)	—
Debt issuance costs	(15,370)	(1,485)	(15,521)	—	—	(32,376)
Payment of premium on early retirement of debt	—	—	—	(44,613)	—	(44,613)
Principal payments on deferred satellite performance incentives	—	—	—	(15,030)	—	(15,030)
Principal payments on capital lease obligations	—	—	—	(191)	—	(191)
Capital contribution from parent	18,000	—	—	874,587	(874,587)	18,000
Dividends to shareholders	—	(35,013)	(203,794)	(351,006)	589,813	—
Noncontrolling interest in New Dawn	—	—	—	1,128	—	1,128

Net cash provided by (used in) financing activities	25,883	130,737	818,696	(311,345)	(513,273)	150,698

Effect of exchange rate changes on cash and cash equivalents	—	(1)	2	1,056	—	1,057

Net change in cash and cash equivalents	(14,502)	(6,098)	124,399	111,560	—	215,359
Cash and cash equivalents, beginning of period	21,817	16,115	2,206	437,433	—	477,571

Cash and cash equivalents, end of period	$7,315	$10,017	$126,605	$548,993	$—	$692,930

(Certain totals may not add due to the effects of rounding)

INTELSAT S.A. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2009

(in thousands)

	Intelsat S.A.	Intelsat Luxembourg	Intelsat Jackson	Intelsat Jackson Subsidiaries (Non- Guarantors)	Consolidation and Eliminations	Consolidated
Cash flows from operating activities:	$(96,719)	$(348,049)	$(296,688)	$1,615,112	$—	$873,656

Cash flows from investing activities:
Payments for satellites and other property and equipment (including capitalized interest)	—	—	—	(943,133)	—	(943,133)
Proceeds from sale of other property and equipment	—	—	—	686	—	686
Disbursements for intercompany loans	—	—	(10,616)	(302,295)	312,911	—
Capital contribution to unconsolidated affiliates	—	—	—	(12,210)	—	(12,210)
Investment in subsidiaries	(5,000)	—	(100,000)	—	105,000	—
Investment in affiliate debt	—	—	—	(347,953)	347,953	—
Dividend from affiliates	53,625	596,524	283,560	—	(933,709)	—
Other investing activities	—	—	—	7,562	—	7,562

Net cash provided by (used in) investing activities	48,625	596,524	172,944	(1,597,343)	(167,845)	(947,095)

Cash flows from financing activities:
Repayments of long-term debt	—	(376,000)	—	(99,356)	(347,953)	(823,309)
Repayment of loan proceeds received from Intelsat Holdings	—	—	(34,000)	—	—	(34,000)
Proceeds from issuance of long-term debt	—	—	495,830	466,087	—	961,917
Proceeds from intercompany borrowing	51,625	10,616	250,670	—	(312,911)	—
Debt issuance costs	—	—	(10,192)	(7,330)	—	(17,522)
Principal payments on deferred satellite performance incentives	—	—	—	(24,603)	—	(24,603)
Principal payments on capital lease obligations	—	—	—	(1,859)	—	(1,859)
Capital contribution from parent	12,000	5,000	—	100,000	(105,000)	12,000
Dividends to shareholders	—	(53,625)	(596,524)	(283,560)	933,709	—
Noncontrolling interest in New Dawn	—	—	—	377	—	377

Net cash provided by (used in) financing activities	63,625	(414,009)	105,784	149,756	167,845	73,001

Effect of exchange rate changes on cash and cash equivalents	—	(1)	—	7,799	—	7,798

Net change in cash and cash equivalents	15,531	(165,535)	(17,960)	175,324	—	7,360
Cash and cash equivalents, beginning of period	6,286	181,650	20,166	262,109	—	470,211

Cash and cash equivalents, end of period	$21,817	$16,115	$2,206	$437,433	$—	$477,571

(Certain totals may not add due to the effects of rounding)

INTELSAT S.A. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE PERIOD JANUARY 1, 2008 TO JANUARY 31, 2008

(in thousands)

	Intelsat S.A.	Intelsat Luxembourg	Non-Guarantors	Consolidated
Cash flows from operating activities:	$(1,179)	$(46,397)	$67,195	$19,619

Cash flows from investing activities:
Payments for satellites and other property and equipment (including capitalized interest)	—	—	(24,701)	(24,701)

Net cash used in investing activities	—	—	(24,701)	(24,701)

Cash flows from financing activities:
Repayments of long-term debt	—	—	(168,847)	(168,847)
Repayment of loan proceeds received from Intelsat Holdings	—	—	—	—
Proceeds from issuance of long-term debt	—	—	—	—
Proceeds from revolving credit facility	—	—	150,000	150,000
Debt issuance costs	—	—	—	—
Principal payments on deferred satellite performance incentives	—	—	(1,333)	(1,333)
Principal payments on capital lease obligations	—	—	(2,124)	(2,124)
Capital contribution from parent	—	—	—	—
Noncontrolling interest in New Dawn	—	—	—	—

Net cash used in financing activities	—	—	(22,304)	(22,304)

Effect of exchange rate changes on cash and cash equivalents	—	—	137	137

Net change in cash and cash equivalents	(1,179)	(46,397)	20,327	(27,249)
Cash and cash equivalents, beginning of period	1,391	50,998	374,180	426,569

Cash and cash equivalents, end of period	$212	$4,601	$394,507	$399,320

(Certain totals may not add due to the effects of rounding)

INTELSAT S.A. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE PERIOD FEBRUARY 1, 2008 TO DECEMBER 31, 2008

(in thousands)

	Intelsat S.A.	Intelsat Luxembourg	Intelsat Jackson	Intelsat Jackson Subsidiaries (Non- Guarantors)	Consolidation and Eliminations	Consolidated
Cash flows from operating activities:	(32,741)	(33,103)	(253,857)	1,195,844		876,143

Cash flows from investing activities:
Payments for satellites and other property and equipment (including capitalized interest)	—	—	—	(397,759)	—	(397,759)
Capital contribution in unconsolidated affiliates	—	—	—	(27,280)	—	(27,280)
Capital contribution from parent company	4,596	—	—	—	—	4,596
Dividend from affiliates	439,565	621,746	826,018	—	(1,887,329)	—
Noncontrolling interest in New Dawn	—	—	—	4,592	—	4,592
Other investing activities	—	—	—	5,954	—	5,954

Net cash provided by (used in) investing activities	444,161	621,746	826,018	(414,493)	(1,887,329)	(409,897)

Cash flows from financing activities:
Repayments of long-term debt	(400,000)	—	(2,641,597)	(3,238,568)	—	(6,280,165)
Repayment of revolving credit facility		—	—	(241,221)	—	(241,221)
Proceeds from issuance of long-term debt	—	—	1,797,389	3,215,394	—	5,012,783
Loan proceeds from Intelsat Holdings	—	—	34,000	—	—	34,000
Proceeds from revolving credit facility			—	241,221	—	241,221
Proceeds from (repayment of) Intercompany loans	(201,629)	83,000	226,973	(108,344)	—	—
Debt issuance costs	—	(55,032)	(21,731)	(42,870)	—	(119,633)
Repayments of funding of capital expenditures by customer	—	—	—	(30,862)	—	(30,862)
Payment of premium on early retirement of debt	(7,615)	—	(48,654)	(31,835)	—	(88,104)
Principal payments on deferred satellite performance incentives	—	—	—	(23,302)	—	(23,302)
Principal payments on capital lease obligations	—	—	—	(9,148)	—	(9,148)
Dividends to shareholders	—	(439,565)	(621,746)	(826,018)	1,887,329	—

Net cash used in financing activities	(609,244)	(411,597)	(1,275,366)	(1,095,553)	1,887,329	(1,504,431)

Effect of exchange rate changes on cash and cash equivalents	0	2	—	(6,243)	(0)	(6,241)
Net change in cash and cash equivalents	(197,824)	177,048	(703,205)	(320,445)	(0)	(1,044,426)
Cash and cash equivalents, beginning of period	204,110	4,602	723,371	582,554	(0)	1,514,637

Cash and cash equivalents, end of period	6,286	181,650	20,166	262,109	(0)	470,211

(Certain totals may not add due to the effects of rounding)

(in thousands, except percentages, share and per share amounts and where otherwise noted)

On April 5, 2011, Intelsat Jackson completed an offering of $2.65 billion aggregate principal amount of senior notes, consisting of $1.5 billion aggregate principal amount of 7 1/4% Senior Notes due 2019 (the "7 1/4% 2019 Notes") and $1.15 billion amount of 7 1/2% Senior Notes due 2021 (the "2021 Notes"). The 7 1/4% 2019 Notes and the 2021 Notes are fully and unconditionally guaranteed, jointly and severally by Intelsat S.A., Intelsat Luxembourg and certain wholly-owned subsidiaries of Intelsat Jackson (the "Subsidiary Guarantors").

Separate financial statements of Intelsat S.A., Intelsat Luxembourg, Intelsat Jackson and the Subsidiary Guarantors are not presented because management believes that such financial statements would not be material to investors. Investments in Intelsat Jackson's subsidiaries in the following condensed consolidating financial information are accounted for under the equity method of accounting. Consolidating adjustments include the following:

•	elimination of investment in subsidiaries;

•	elimination of intercompany accounts;

•	elimination of intercompany sales between guarantor and non-guarantor subsidiaries; and

•	elimination of equity in earnings (losses) of subsidiaries.

INTELSAT S.A. AND SUBSIDIARIES

CONDENSED CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2010

(in thousands)

	Intelsat S.A.	Intelsat Luxembourg	Intelsat Jackson	Jackson Subsidiary Guarantors	Non-Guarantor Subsidiaries	Consolidation and Eliminations	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$7,315	$10,017	$595,472	$468,867	$80,126	$(468,867)	$692,930
Receivables, net of allowance	4,962	—	198,186	198,161	47,203	(198,161)	250,351
Deferred income taxes	—	—	12,479	12,479	11,611	(12,479)	24,090
Prepaid expenses and other current assets	608	16	20,556	20,548	12,644	(22,555)	31,817
Intercompany receivables	—	—	647,961	821,825	—	(1,469,786)	—

Total current assets	12,885	10,033	1,474,654	1,521,880	151,584	(2,171,848)	999,188
Satellites and other property and equipment, net	—	—	5,722,302	5,722,302	290,773	(5,738,094)	5,997,283
Goodwill	—	—	6,780,827	6,780,827	—	(6,780,827)	6,780,827
Non-amortizable intangible assets	—	—	2,458,100	2,458,100	—	(2,458,100)	2,458,100
Amortizable intangible assets, net	—	—	848,318	848,318	—	(848,318)	848,318
Investment in affiliates	498,926	5,896,195	122,454	122,454	10	(6,558,275)	81,764
Other assets	11,616	113,290	279,564	237,719	18,138	(233,440)	426,887

Total assets	$523,427	$6,019,518	$17,686,219	$17,691,600	$460,505	$(24,788,902)	$17,592,367

LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$803	$(12)	$154,820	$152,708	$24,939	$(154,715)	$178,543
Accrued interest payable	11,651	229,242	162,284	119,260	269	(119,260)	403,446
Current portion of long-term debt	—	—	94,723	94,723	—	(94,723)	94,723
Deferred satellite performance incentives	—	—	15,623	15,623	1,070	(15,623)	16,693
Other current liabilities	—	—	123,040	121,766	24,389	(121,766)	147,429
Intercompany payables	486,065	450	—	—	161,444	(647,959)	—

Total current liabilities	498,519	229,680	550,490	504,080	212,111	(1,154,046)	840,834
Long-term debt, net of current portion	721,947	5,232,138	9,720,225	5,123,289	147,592	(5,123,289)	15,821,902
Deferred satellite performance incentives, net of current portion	—	—	128,956	128,956	3,928	(128,956)	132,884
Deferred revenue, net of current portion	—	—	416,753	416,753	8,143	(434,546)	407,103
Deferred income taxes	—	—	461,146	461,146	16,652	(454,868)	484,076
Accrued retirement benefits	—	—	257,455	257,455	—	(257,455)	257,455
Other long-term liabilities	—	56,873	254,999	211,088	14,659	(211,088)	326,531
Noncontrolling interest	—	—	—	—	18,621	—	18,621
Shareholder's equity (deficit):
Ordinary shares	5,000	669,036	4,959,045	3,602,046	26	(9,230,153)	5,000
Other shareholder's equity (deficit)	(702,039)	(168,209)	937,150	6,986,787	38,773	(7,794,501)	(702,039)

Total liabilities and shareholder's equity	$523,427	$6,019,518	$17,686,219	$17,691,600	$460,505	$(24,788,902)	$17,592,367

(Certain totals may not add due to the effects of rounding)

INTELSAT S.A. AND SUBSIDIARIES

CONDENSED CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2009

(in thousands)

	Intelsat S.A.	Intelsat Luxembourg	Intelsat Jackson	Jackson Subsidiary Guarantors	Non-Guarantor Subsidiaries	Consolidation and Eliminations	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$21,817	$16,115	$343,085	$340,878	$96,554	$(340,878)	$477,571
Receivables, net of allowance	3,282	—	236,029	236,029	55,228	(236,029)	294,539
Deferred income taxes	—	—	39,973	39,973	10,670	(39,973)	50,643
Prepaid expenses and other current assets	679	—	27,770	27,770	5,112	(27,770)	33,561
Intercompany receivables	—	—	678,375	884,842	—	(1,563,217)	—

Total current assets	25,778	16,115	1,325,232	1,529,492	167,564	(2,207,867)	856,314
Satellites and other property and equipment, net	—	—	5,511,014	5,511,014	270,941	(5,511,014)	5,781,955
Goodwill	—	—	6,780,827	6,780,827	—	(6,780,827)	6,780,827
Non-amortizable intangible assets	—	—	2,458,100	2,458,100	—	(2,458,100)	2,458,100
Amortizable intangible assets, net	—	—	978,599	978,599	—	(978,599)	978,599
Investment in affiliates	964,519	6,093,804	124,320	124,320	10	(7,218,071)	88,902
Other assets	—	124,926	362,764	334,808	17,025	(441,285)	398,238

Total assets	$990,297	$6,234,845	$17,540,856	$17,717,160	$455,540	$(25,595,763)	$17,342,935

LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$2,197	$507	$160,031	$159,788	$43,666	$(159,788)	$206,401
Accrued interest payable	11,651	220,739	136,721	116,366	265	(116,366)	369,376
Current portion of long-term debt	—	—	97,499	97,499	190	(97,499)	97,689
Deferred satellite performance incentives	—	—	17,885	17,885	798	(17,885)	18,683
Other current liabilities	—	—	98,202	96,910	24,292	(96,910)	122,494
Intercompany payables	474,422	12,595	—	—	191,358	(678,375)	—

Total current liabilities	488,270	233,841	510,338	488,448	260,569	(1,166,823)	814,643
Long-term debt, net of current portion	674,805	4,954,991	9,478,424	5,881,132	114,790	(5,881,132)	15,223,010
Deferred satellite performance incentives, net of current portion	—	—	123,982	123,982	4,792	(123,982)	128,774
Deferred revenue, net of current portion	—	—	243,465	243,463	11,171	(243,463)	254,636
Deferred income taxes	37,985	14,090	584,978	534,321	18,143	(640,798)	548,719
Accrued retirement benefits	—	—	239,873	239,873	—	(239,873)	239,873
Other long-term liabilities	—	63,433	265,992	232,492	5,734	(232,492)	335,159
Noncontrolling interest	—	—	—	—	8,884	—	8,884
Shareholder's equity (deficit):
Ordinary shares	5,000	669,036	4,959,045	3,602,045	25	(9,230,151)	5,000
Other shareholder's equity (deficit)	(215,763)	299,454	1,134,759	6,371,404	31,432	(7,837,049)	(215,763)

Total liabilities and shareholder's equity	$990,297	$6,234,845	$17,540,856	$17,717,160	$455,540	$(25,595,763)	$17,342,935

(Certain totals may not add due to the effects of rounding)

INTELSAT S.A. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

(in thousands)

	Intelsat S.A.	Intelsat Luxembourg	Intelsat Jackson	Jackson Subsidiary Guarantors	Non-Guarantor Subsidiaries	Consolidation and Eliminations	Consolidated
Revenue	$—	$—	$2,279,437	$2,279,437	$628,777	$(2,642,999)	$2,544,652

Operating expenses:
Direct costs of revenue (exclusive of depreciation and amortization)	—	—	257,553	257,553	519,408	(621,114)	413,400
Selling, general and administrative	4,054	25,204	129,216	128,839	61,734	(128,840)	220,207
Depreciation and amortization	—	—	771,473	771,473	27,344	(771,473)	798,817
Impairment of asset value	—	—	110,625	110,625	—	(110,625)	110,625
Losses on derivative financial instruments	—	—	80,490	44,548	9,019	(44,548)	89,509

Total operating expenses	4,054	25,204	1,349,357	1,313,038	617,505	(1,676,600)	1,632,558

Income (loss) from operations	(4,054)	(25,204)	930,080	966,399	11,272	(966,399)	912,094
Interest expense, net	123,482	611,213	641,039	309,882	3,285	(309,882)	1,379,019
Loss on early extinguishment of debt	—	—	(76,849)	(76,849)	—	76,849	(76,849)
Subsidiary income (loss)	(415,901)	234,134	25,836	25,836	—	130,095	—
Other income, net	—	—	7,790	7,788	1,837	(7,788)	9,627

Income (loss) before income taxes	(543,437)	(402,283)	245,818	613,292	9,824	(457,361)	(534,147)
Provision for (benefit from) income taxes	(37,985)	(14,090)	11,684	62,340	14,013	(62,340)	(26,378)

Net income (loss)	(505,452)	(388,193)	234,134	550,952	(4,189)	(395,021)	(507,769)
Net loss attributable to noncontrolling interest	—	—	—	—	2,317	—	2,317

Net income (loss) attributable to Intelsat, S.A.	$(505,452)	$(388,193)	$234,134	$550,952	$(1,872)	$(395,021)	$(505,452)

(Certain totals may not add due to the effects of rounding)

INTELSAT S.A. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009

(in thousands)

	Intelsat S.A.	Intelsat Luxembourg	Intelsat Jackson	Jackson Subsidiary Guarantors	Non-Guarantor Subsidiaries	Consolidation and Eliminations	Consolidated
Revenue	$—	$—	$2,316,133	$2,316,133	$525,821	$(2,645,048)	$2,513,039

Operating expenses:
Direct costs of revenue (exclusive of depreciation and amortization)	—	23	282,362	282,362	448,355	(611,276)	401,826
Selling, general and administrative	28,029	23,250	146,591	146,367	62,074	(146,367)	259,944
Depreciation and amortization	—	—	777,831	777,831	26,206	(777,831)	804,037
Impairment of asset value	—	—	499,100	499,100	—	(499,100)	499,100
(Gains) losses on derivative financial instruments	—	—	1,088	(3,584)	1,593	3,584	2,681

Total operating expenses	28,029	23,273	1,706,972	1,702,076	538,228	(2,030,990)	1,967,588

Income (loss) from operations	(28,029)	(23,273)	609,161	614,057	(12,407)	(614,058)	545,451
Interest expense, net	104,311	622,058	631,857	339,949	5,798	(341,150)	1,362,823
Gain (loss) on early extinguishment of debt	(74,483)	19,676	60,704	60,704	—	(61,904)	4,697
Subsidiary income (loss)	(536,884)	128,646	4,501	4,501	—	399,236	—
Other income (expense), net	—	(1)	34,377	34,377	7,637	(34,377)	42,013

Income (loss) before income taxes	(743,707)	(497,010)	76,886	373,690	(10,568)	30,047	(770,662)
Provision for (benefit from) income taxes	37,985	14,133	(51,760)	(102,416)	11,041	102,416	11,399

Net income (loss)	(781,692)	(511,143)	128,646	476,106	(21,609)	(72,369)	(782,061)
Net loss attributable to noncontrolling interest	—	—	—	—	369	—	369

Net income (loss) attributable to Intelsat, S.A.	$(781,692)	$(511,143)	$128,646	$476,106	$(21,240)	$(72,369)	$(781,692)

(Certain totals may not add due to the effects of rounding)

INTELSAT S.A. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

FOR THE PERIOD JANUARY 1, 2008 TO JANUARY 31, 2008

(in thousands)

	Intelsat S.A.	Intelsat Luxembourg	Guarantors	Non-Guarantors	Consolidation and Eliminations	Consolidated
Revenue	$—	$—	$177,187	$34,373	$(21,299)	$190,261

Operating expenses:
Direct costs of revenue (exclusive of depreciation and amortization)	—	—	20,238	26,744	(21,299)	25,683
Selling, general and administrative	1,600	739	13,498	2,648	—	18,485
Depreciation and amortization	—	—	62,303	1,854	—	64,157
Restructuring and transaction costs	186,601	60,000	64,433	2,068	—	313,102
Losses on derivative financial instruments	—	—	11,431	—	—	11,431

Total operating expenses	188,201	60,739	171,903	33,314	(21,299)	432,858

Income (loss) from operations	(188,201)	(60,739)	5,284	1,059	—	(242,597)
Interest expense, net	14,168	35,621	28,879	1,607	—	80,275
Subsidiary loss	(109,492)	(13,132)	(398)	—	123,022	—
Other income, net	—		506	29	—	535

Loss before income taxes	(311,861)	(109,492)	(23,487)	(519)	123,022	(322,337)
Benefit from income taxes	—	—	(10,355)	(121)	—	(10,476)

Net loss	(311,861)	(109,492)	(13,132)	(398)	123,022	(311,861)

(Certain totals may not add due to the effects of rounding)

INTELSAT S.A. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

FOR THE PERIOD FEBRUARY 1, 2008 TO DECEMBER 31, 2008

(in thousands)

	Intelsat S.A.	Intelsat Luxembourg	Intelsat Jackson	Jackson Subsidiary Guarantors	Non-Guarantor Subsidiaries	Consolidation and Eliminations	Consolidated
Revenue	$—	$—	$2,002,854	$2,002,854	$421,456	$(2,252,524)	$2,174,640

Operating expenses:
Direct costs of revenue (exclusive of depreciation and amortization)	—	—	258,581	258,581	328,555	(508,251)	337,466
Selling, general and administrative	21,019	9,976	123,571	123,503	28,391	(123,503)	182,957
Depreciation and amortization	—	—	772,687	772,687	22,976	(772,687)	795,663
Restructuring costs	—	—	1,926	1,926	—	(1,926)	1,926
Impairment of asset value	—	—	390,444	390,444	—	(390,444)	390,444
Losses on derivative financial instruments	—	—	155,305	101,461	—	(101,461)	155,305

Total operating expenses	21,019	9,976	1,702,514	1,648,602	379,922	(1,898,272)	1,863,761

Income (loss) from operations	(21,019)	(9,976)	300,340	354,252	41,534	(354,252)	310,879
Interest expense, net	124,433	535,036	625,499	355,056	10,490	(355,056)	1,295,458
Gain on early extinguishment of debt	—	—	576	596	—	(596)	576
Subsidiary income (loss)	(740,855)	(195,824)	18,030	18,030	—	900,619	—
Other income (expense), net	1	2	(6,156)	(6,156)	(5,804)	6,156	(11,957)

Income (loss) before income taxes	(886,306)	(740,834)	(312,709)	11,666	25,240	906,983	(995,960)
Provision for (benefit from) income taxes	—	21	(116,885)	(116,885)	7,303	116,885	(109,561)

Net income (loss)	(886,306)	(740,855)	(195,824)	128,551	17,937	790,098	(886,399)

Net loss attributable to noncontrolling interest	—	—	—	—	93	—	93

Net income (loss) attributable to Intelsat, S.A.	$(886,306)	$(740,855)	$(195,824)	$128,551	$18,030	$790,098	$(886,306)

(Certain totals may not add due to the effects of rounding)

INTELSAT S.A. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2010

(in thousands)

	Intelsat S.A.	Intelsat Luxembourg	Intelsat Jackson	Jackson Subsidiary Guarantors	Non-Guarantor Subsidiaries	Consolidation and Eliminations	Consolidated
Cash flows from operating activities:	$(68,898)	$(340,628)	$1,397,532	$1,574,750	$35,909	$(1,580,447)	$1,018,218

Cash flows from investing activities:
Payments for satellites and other property and equipment (including capitalized interest)	—	—	(924,619)	(924,619)	(63,200)	930,311	(982,127)
Proceeds from sale of investment	—	—	28,594	28,594	—	(28,594)	28,594
Disbursements for intercompany loans	—	—	(173,719)	(211,731)	—	385,450	—
Capital contribution to unconsolidated affiliates	—	—	(12,209)	(12,209)	—	12,209	(12,209)
Investment in subsidiaries	(6,500)	—	(3,817)	(3,817)	—	14,134	—
Dividend from affiliates	35,013	203,794	13,939	13,939	—	(266,685)	—
Other investing activities	—	—	7,642	7,642	3,486	(7,642)	11,128

Net cash provided by (used in) investing activities	28,513	203,794	(1,064,189)	(1,102,201)	(59,714)	1,039,183	(954,614)

Cash flows from financing activities:
Repayments of long-term debt	—	—	(801,785)	(801,785)	—	801,785	(801,785)
Proceeds from issuance of long-term debt	—	—	1,000,000	—	25,562	3	1,025,565
Proceeds from (repayment of) intercompany borrowing	23,253	167,235	—	—	(16,769)	(173,719)	—
Debt issuance costs	(15,370)	(1,485)	(15,521)	—	—	—	(32,376)
Payment of premium on early retirement of debt	—	—	(44,613)	(44,613)	—	44,613	(44,613)
Principal payments on deferred satellite performance incentives	—	—	(14,437)	(14,437)	(593)	14,437	(15,030)
Principal payments on capital lease obligations	—	—	—	—	(191)	—	(191)
Capital contribution from parent	18,000	—	—	868,087	10,317	(878,404)	18,000
Dividends to shareholders	—	(35,013)	(203,794)	(351,006)	(13,939)	603,752	—
Noncontrolling interest in New Dawn	—	—	—	—	1,128	—	1,128

Net cash provided by (used in) financing activities	25,883	130,737	(80,150)	(343,754)	5,515	412,467	150,698

Effect of exchange rate changes on cash and cash equivalents	—	(1)	(806)	(806)	1,862	808	1,057

Net change in cash and cash equivalents	(14,502)	(6,098)	252,387	127,989	(16,428)	(127,989)	215,359
Cash and cash equivalents, beginning of period	21,817	16,115	343,085	340,878	96,554	(340,878)	477,571

Cash and cash equivalents, end of period	$7,315	$10,017	$595,472	$468,867	$80,126	$(468,867)	$692,930

(Certain totals may not add due to the effects of rounding)

INTELSAT S.A. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2009

(in thousands)

	Intelsat S.A.	Intelsat Luxembourg	Intelsat Jackson	Jackson Subsidiary Guarantors	Non-Guarantor Subsidiaries	Consolidation and Eliminations	Consolidated
Cash flows from operating activities:	$(96,719)	$(348,049)	$1,092,529	$1,572,776	$42,336	$(1,389,217)	$873,656

Cash flows from investing activities:
Payments for satellites and other property and equipment (including capitalized interest)	—	—	(818,127)	(818,127)	(125,006)	818,127	(943,133)
Proceeds from sale of other property and equipment	—	—	686	686	—	(686)	686
Repayment from (disbursements for) intercompany loans	—	—	(49,309)	(289,363)	13,048	325,624	—
Capital contribution to unconsolidated affiliates	—	—	(12,210)	(12,210)	—	12,210	(12,210)
Investment in subsidiaries	(5,000)	—	(101,124)	(1,124)	—	107,248	—
Investment in affiliate debt	—	—	(347,953)	(347,953)	—	695,906	—
Dividend from affiliates	53,625	596,524	292,610	9,050	—	(951,809)	—
Other investing activities	—	—	7,562	7,562	—	(7,562)	7,562

Net cash provided by (used in) investing activities	48,625	596,524	(1,027,865)	(1,451,479)	(111,958)	999,058	(947,095)

Cash flows from financing activities:
Repayments of long-term debt	—	(376,000)	(99,355)	(99,355)	—	(248,599)	(823,309)
Repayment of loan proceeds received from Intelsat Holdings	—	—	(34,000)	—	—	—	(34,000)
Proceeds from issuance of long-term debt	—	—	849,830	354,000	112,087	(354,000)	961,917
Proceeds from (repayment of) intercompany borrowing	51,625	10,616	(13,048)	(13,048)	(12,932)	(23,213)	—
Debt issuance costs	—	—	(17,522)	(7,330)	—	7,330	(17,522)
Principal payments on deferred satellite performance incentives	—	—	(23,691)	(23,691)	(912)	23,691	(24,603)
Principal payments on capital lease obligations	—	—	(1,491)	(1,491)	(368)	1,491	(1,859)
Capital contribution from parent	12,000	5,000	—	100,000	1,124	(106,124)	12,000
Dividends to shareholders	—	(53,625)	(596,524)	(283,560)	(9,050)	942,759	—
Noncontrolling interest in New Dawn	—	—	—	—	377	—	377

Net cash provided by (used in) financing activities	63,625	(414,009)	64,199	25,525	90,326	243,335	73,001

Effect of exchange rate changes on cash and cash equivalents	—	(1)	279	279	7,520	(279)	7,798

Net change in cash and cash equivalents	15,531	(165,535)	129,142	147,101	28,224	(147,103)	7,360
Cash and cash equivalents, beginning of period	6,286	181,650	213,943	193,777	68,330	(193,775)	470,211

Cash and cash equivalents, end of period	$21,817	$16,115	$343,085	$340,878	$96,554	$(340,878)	$477,571

(Certain totals may not add due to the effects of rounding)

INTELSAT S.A. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE PERIOD JANUARY 1, 2008 TO JANUARY 31, 2008

(in thousands)

	Intelsat S.A.	Intelsat Luxembourg	Guarantors	Non-Guarantors	Consolidation and Eliminations	Consolidated
Cash flows from operating activities:	$(1,179)	$(46,397)	$55,677	$11,518	$—	19,619

Cash flows from investing activities:
Payments for satellites and other property and equipment (including capitalized interest)	—	—	(24,701)	—	—	(24,701)
Repayment from intercompany loans	—	—	34,000	—	(34,000)	—
Dividend from affiliates	—	—	5,511	—	(5,511)	—

Net cash provided by investing activities	—	—	14,810	—	(39,511)	(24,701)

Cash flows from financing activities:
Repayments of long-term debt	—	—	(168,847)	—	—	(168,847)
Proceeds from revolving credit facility	—	—	150,000	—	—	150,000
Repayment of intercompany borrowing	—	—	—	(34,000)	34,000	—
Principal payments on deferred satellite performance incentives	—	—	(1,333)	—	—	(1,333)
Principal payments on capital lease obligations	—	—	(2,124)	—	—	(2,124)
Dividends to shareholders	—	—		(5,511)	5,511	—

Net cash used in financing activities	—	—	(22,304)	(39,511)	39,511	(22,304)

Effect of exchange rate changes on cash and cash equivalents	—	—	112	25	—	137

Net change in cash and cash equivalents	(1,179)	(46,397)	48,295	(27,968)	—	(27,249)
Cash and cash equivalents, beginning of period	1,391	50,998	299,971	74,209	—	426,569

Cash and cash equivalents, end of period	$212	$4,601	$348,266	$46,241	$—	399,320

(Certain totals may not add due to the effects of rounding)

INTELSAT S.A. AND SUBSIDIARIES

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE PERIOD FEBRUARY 1, 2008 TO DECEMBER 31, 2008

(in thousands)

	Intelsat S.A.	Intelsat Luxembourg	Intelsat Jackson	Jackson Subsidiary Guarantors	Non-Guarantor Subsidiaries	Consolidation and Eliminations	Consolidated
Cash flows from operating activities:	(32,741)	(33,103)	810,201	1,172,403	23,442	(1,064,059)	876,143

Cash flows from investing activities:
Payments for satellites and other property and equipment (including capitalized interest)	—	—	(392,177)	(392,177)	(5,582)	392,177	(397,759)
Capital contribution in unconsolidated affiliates	—	—	(27,280)	(27,280)	—	27,280	(27,280)
Capital contribution from Intelsat Holdings	4,596	—	—	—	—	—	4,596
Dividend from affiliates	439,565	621,746	7,914	7,914	—	(1,077,139)	—
Investment in Subsidiaries	—	—	(13,703)	(13,703)	—	27,406	—
Minority interest in New Dawn	—	—	—	—	4,592	—	4,592
Other investing activities	—	—	5,954	5,954	—	(5,954)	5,954

Net cash provided by (used in) investing activities	444,161	621,746	(419,292)	(419,292)	(990)	(636,230)	(409,897)

Cash flows from financing activities:
Repayments of long-term debt	(400,000)	—	(5,880,165)	(3,238,568)	—	3,238,568	(6,280,165)
Repayment of revolving credit facility		—	(241,221)	(241,221)	—	241,221	(241,221)
Proceeds from issuance of long-term debt	—	—	5,012,783	3,215,393	—	(3,215,393)	5,012,783
Loan proceeds from Intelsat Holdings	—	—	34,000	—	—	—	34,000
Proceeds from revolving credit facility			241,221	241,221	—	(241,221)	241,221
Proceeds from (repayment of) Intercompany loans	(201,629)	83,000	226,973	(108,344)	—	—	—
Debt issuance costs	—	(55,032)	(64,601)	(42,870)	—	42,870	(119,633)
Repayments of funding of capital expenditures by customer	—	—	(30,862)	(30,862)	—	30,862	(30,862)
Payment of premium on early retirement of debt	(7,615)	—	(80,489)	(31,835)	—	31,835	(88,104)
Principal payments on deferred satellite performance incentives	—	—	(23,302)	(23,302)	—	23,302	(23,302)
Principal payments on capital lease obligations	—	—	(8,822)	(8,822)	(326)	8,822	(9,148)
Capital contributions from parent	—	—	—	—	13,703	(13,703)	—
Dividends to shareholders	—	(439,565)	(621,746)	(826,018)	(7,914)	1,895,243	—

Net cash used in financing activities	(609,244)	(411,597)	(1,436,231)	(1,095,228)	5,463	2,042,406	(1,504,431)

Effect of exchange rate changes on cash and cash equivalents	0	2	(420)	(420)	(5,823)	420	(6,241)
Net change in cash and cash equivalents	(197,824)	177,048	(1,045,742)	(342,537)	22,092	342,537	(1,044,426)
Cash and cash equivalents, beginning of period	204,110	4,602	1,259,686	536,314	46,239	(536,314)	1,514,637

Cash and cash equivalents, end of period	6,286	181,650	213,944	193,777	68,331	(193,777)	470,211

Schedule II-Valuation And Qualifying Accounts	12 Months Ended
Dec. 31, 2010
Schedule II-Valuation And Qualifying Accounts [Abstract]
Schedule II-Valuation And Qualifying Accounts

SCHEDULE II—VALUATION AND QUALIFYING ACCOUNTS

Description	Balance at Beginning of Period	Charged to Costs and Expenses	Charged to Other Accounts	Deductions	Adjustments(1)	Balance at End of Period
	(in thousands)
Predecessor period January 1, 2008 to January 31, 2008:
Allowance for doubtful accounts	$32,788	$3,922	$—	$(94)	$—	$36,616
Reserve for operating leases	$163	$(3)	$—	$—	$—	$160
Restructuring reserve	$13,131	$(8)		$(3,296)	$—	$9,827
Fair value adjustments to restructuring reserve	$—	$—	$—	$—	$(576)	$(576)
Successor period February 1, 2008 to December 31, 2008:
Allowance for doubtful accounts	$36,616	$(9,137)	$—	$(7,242)	$—	$20,237
Reserve for operating leases	$160	$(28)	$—	$—	$—	$132
Restructuring reserve	$9,251	$1,963	$—	$(5,234)	$—	$5,980
Year ended December 31, 2009:
Allowance for doubtful accounts	$20,237	$3,356	$—	$(3,076)	$—	$20,517
Reserve for operating leases	$132	$(31)	$—	$—	$—	$101
Restructuring reserve	$5,980	$(802)	$—	$(2,222)	$—	$2,956
Year ended December 31, 2010:
Allowance for doubtful accounts	$20,517	$7,839	$—	$(6,608)	$—	$21,748
Reserve for operating leases	$101	$(101)	$—	$—	$—	$—
Restructuring reserve	$2,956	$—	$—	$(1,883)	$—	$1,073

(1)	Adjustments reflect changes in allocation of the purchase price and fair value adjustments recorded or additional liabilities established in connection with the PanAmSat Acquisition Transactions and the New Sponsors Acquisition Transactions.